As Filed with the Securities and Exchange Commission on August 26, 2026

1933 Act Registration File No. 002-28174

1940 Act File No. 811-01597

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Check appropriate box or boxes
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 130	[X]
and
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1940
Amendment No. 130	[X]

STEWARD FUNDS, INC.

(Exact name of registrant as specified in charter)

9753 Katy Fwy, Suite 200,

Houston, TX 77024

(Address of Principal Executive Offices) (Zip Code)

(713) 260-9000

(Registrant’s Telephone Number, including Area Code)

John Marten

Vedder Price P.C.

222 North Lasalle Street

Chicago, IL 60601

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on August 28, 2026 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)
[ ]	on (date) pursuant to paragraph (a)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485

August 28, 2026

STEWARD FUNDS PROSPECTUS

Steward Covered Call Income Fund
Class A	SCJAX
Class C	SCJCX
Class R6	SCJKX
Institutional Class	SCJIX

Steward Equity Market Neutral Fund
Class A	SMNAX
Class C*	SMNCX
Class R6*	SMNRX
Institutional Class	SMNIX

Steward Global Equity Income Fund
Class A	SGIDX
Class C	SGIFX
Class R6	SGIGX
Institutional Class	SGISX

Steward Large Cap Core Fund
Class A	SJCAX
Class C*	SJCCX
Class R6	SJCRX
Institutional Class	SJCIX

Steward Large Cap Growth Fund
Class A	SJGAX
Class C*	SJGCX
Class R6*	SJGRX
Institutional Class	SJGIX

Steward Large Cap Value Fund
Class A	SJVAX
Class C*	SJVCX
Class R6*	SJVRX
Institutional Class	SJVIX

Steward Select Bond Fund
Class A	SEAKX
Class C*	SEAAX
Class R6*	SEABX
Institutional Class	SEACX

Steward Values Enhanced International Fund
Class A	SNTKX
Class C*	SNTDX
Class R6	SNTFX
Institutional Class	SNTCX

Steward Values Enhanced Large Cap Fund
Class A	SEEKX
Class C*	SEEBX
Class R6	SEEHX
Institutional Class	SEECX

Steward Values Enhanced Small-Mid Cap Fund
Class A	TRDFX
Class C*	SSMEX
Class R6	SSMOX
Institutional Class	SCECX

(*These share classes of these Funds are not currently available for purchase.)

The SEC has not approved or disapproved the shares described in this Prospectus or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

STEWARD FUNDS

Steward Covered Call Income Fund
Steward Equity Market Neutral Fund
Steward Global Equity Income Fund
Steward Large Cap Core Fund
Steward Large Cap Growth Fund
Steward Large Cap Value Fund
Steward Select Bond Fund
Steward Values Enhanced International Fund
Steward Values Enhanced Large Cap Fund
Steward Values Enhanced Small-Mid Cap Fund

PROSPECTUS

August 28, 2026

A NOTE ABOUT THE STEWARD FUNDS MANAGEMENT COMPANIES

Throughout this Prospectus, you will see references to the following companies that manage, distribute and service the Steward Funds:

●

Crossmark Global Investments, Inc. (referred to as Crossmark or the Adviser) is the Funds’ investment adviser and is responsible for executing each Fund’s investment strategies. Crossmark also provides values-based portfolio screening services to the Funds for use in the management of the Funds’ investment portfolios, as well as administration and compliance services to the Funds.

●

Crossmark Distributors, Inc. (referred to as Crossmark Distributors) is the Funds’ distributor and is responsible for developing and maintaining relationships with brokers and other financial intermediaries who sell the Funds’ shares and service shareholder accounts.

Crossmark and Crossmark Distributors are affiliated companies, each a wholly-owned subsidiary of Crossmark Global Holdings, Inc. The principal offices for these companies are located at 9753 Katy Fwy, Suite 200, Houston TX 77024.

TABLE OF CONTENTS

INVESTMENT PROGRAMS, PERFORMANCE, AND FEES
Steward Covered Call Income Fund	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	3
Principal Risks of Investing in the Fund	5
Performance	10
Management	12
Minimum Investment and Eligibility Requirements	12
Sale of Fund Shares	13
Federal Income Tax Information	13
Payments to Financial Intermediaries (Not Applicable to Class R6)	13
Steward Equity Market Neutral Fund	14
Investment Objective	14
Fees and Expenses of the Fund	14
Principal Investment Strategies	16
Principal Risks of Investing in the Fund	18
Performance	23
Management	25
Minimum Investment and Eligibility Requirements	25
Sale of Fund Shares	25
Federal Income Tax Information	25
Payments to Financial Intermediaries	26
Steward Global Equity Income Fund	27
Investment Objective	27
Fees and Expenses of the Fund	27
Principal Investment Strategies	28
Principal Risks of Investing in the Fund	31
Performance	37
Management	38
Minimum Investment and Eligibility Requirements	39
Sale of Fund Shares	39
Federal Income Tax Information	39
Payments to Financial Intermediaries (Not Applicable to Class R6)	39
Steward Large Cap Core Fund	40
Investment Objective	40
Fees and Expenses of the Fund	40
Principal Investment Strategies	42
Principal Risks of Investing in the Fund	44
Performance	48
Management	50
Minimum Investment and Eligibility Requirements	50
Sale of Fund Shares	51
Federal Income Tax Information	51
Payments to Financial Intermediaries (Not Applicable to Class R6)	51

Steward Large Cap Growth Fund	52
Investment Objective	52
Fees and Expenses of the Fund	52
Principal Investment Strategies	54
Principal Risks of Investing in the Fund	56
Performance	60
Management	62
Minimum Investment and Eligibility Requirements	62
Sale of Fund Shares	63
Federal Income Tax Information	63
Payments to Financial Intermediaries	63
Steward Large Cap Value Fund	64
Investment Objective	64
Fees and Expenses of the Fund	64
Principal Investment Strategies	66
Principal Risks of Investing in the Fund	68
Performance	72
Management	74
Minimum Investment and Eligibility Requirements	74
Sale of Fund Shares	75
Federal Income Tax Information	75
Payments to Financial Intermediaries	75
Steward Select Bond Fund	76
Investment Objective	76
Fees and Expenses of the Fund	76
Principal Investment Strategies	77
Principal Risks of Investing in the Fund	81
Performance	87
Management	88
Minimum Investment and Eligibility Requirements	88
Sale of Fund Shares	89
Federal Income Tax Information	89
Payments to Financial Intermediaries	89
Steward Values Enhanced International Fund	90
Investment Objective	90
Fees and Expenses of the Fund	90
Principal Investment Strategies	92
Principal Risks of Investing in the Fund	95
Performance	100
Management	102
Minimum Investment and Eligibility Requirements	103
Sale of Fund Shares	103
Federal Income Tax Information	103
Payments to Financial Intermediaries (Not Applicable to Class R6)	103

Steward Values Enhanced Large Cap Fund	104
Investment Objective	104
Fees and Expenses of the Fund	104
Principal Investment Strategies	105
Principal Risks of Investing in the Fund	108
Performance	112
Management	113
Minimum Investment and Eligibility Requirements	113
Sale of Fund Shares	114
Federal Income Tax Information	114
Payments to Financial Intermediaries (Not Applicable to Class R6)	114
Steward Values Enhanced Small-Mid Cap Fund	115
Investment Objective	115
Fees and Expenses of the Fund	115
Principal Investment Strategies	116
Principal Risks of Investing in the Fund	119
Performance	123
Management	125
Minimum Investment and Eligibility Requirements	126
Sale of Fund Shares	126
Federal Income Tax Information	126
Payments to Financial Intermediaries (Not Applicable to Class R6)	126
ADDITIONAL FUND DETAILS
Investment Objectives, Strategies and Risks	127
Other Investment Practices	127
Portfolio Turnover	128
Portfolio Holdings	128
Shareholder Reports and Other Information	128
Additional Information about the Funds	128
SHAREHOLDER INFORMATION
Management	144
Investment Adviser	144
Portfolio Managers	145
Values-Based Screening Policies	146
Buying and Selling Fund Shares	148
Minimum Investment and Eligibility Requirements	150
Tax-Advantaged Retirement Plans	152
Selling Fund Shares	153
Exchanging Fund Shares	155
Signature Verification for Certain Transactions	156
Choosing a Share Class; Sales Charges; Distribution and Service Arrangements; Payments to Financial Intermediaries	158
Choosing a Share Class	158
Sales Charges	159
Distribution and Service Arrangements	163
Payments to Financial Intermediaries (Not Applicable to Class R6)	164
Dividends, Distributions, and Tax Matters	166
Financial Highlights	170
Appendix A	184

Steward Covered Call Income Fund

Investment Objective: Dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	5.75%[1]	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	0.63%	0.63%	0.63%	0.63%
Distribution (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.45%	0.53%	0.43%	0.52%
Total Annual Fund Operating Expenses	1.33%	2.16%	1.06%	1.15%
Fee Waiver and/or Expense Reimbursement[3]	0.08%	0.16%	0.06%	0.15%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement	1.25%	2.00%	1.00%	1.00%

[1]

Class A shares are subject to a front-end sales charge of 5.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in

“Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

[2]

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus.

[3]

Crossmark has contractually agreed through August 31, 2027 to waive fees and reimburse expenses to the extent that total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) exceed 1.25%, 2.00%, 1.00% and 1.00% for Class A, Class C, Class R6 and Institutional Class, respectively. If it becomes unnecessary for Crossmark to waive fees or make reimbursements, Crossmark may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) to exceed the applicable expense limitation in effect at the time of recoupment or in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Directors at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period and the conversion of Class C shares to Class A shares after eight years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$965	$1,255	$2,078
Class C (With Redemption)	$303	$661	$1,145	$2,269
Class C (Without Redemption)	$203	$661	$1,145	$2,269
Class R6	$102	$331	$579	$1,289
Institutional Class	$102	$350	$618	$1,384

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s principal investment strategy is to invest in a portfolio of large-cap equity securities that are listed on U.S. exchanges and to write (sell) covered call options on those securities with the overall goal of providing options premium income and lowering volatility of the Fund’s portfolio when compared to the broader uncovered large-cap securities market, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Screens” below).

Under normal market circumstances, the Fund will:

●	write (sell) call options on at least 80% of its equity securities
●	invest at least 80% of its assets in the securities of companies included in the Cboe S&P 500 BuyWrite Index*

The Fund’s equity investments will consist primarily of common stocks of large U.S. companies, most of which will pay dividends, with sufficient liquidity and option market interest to suggest that call options can be readily written on those securities. The Fund may also invest in other investment companies and real estate investment trusts.

Covered call options may be written on the Fund’s equity securities. A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at a specified exercise price at any time prior and up to the expiration of the contract. When call options are written, the Fund will typically write options with exercise prices that are above the current market price of the security, thus providing room for growth. The purchaser pays a premium to the Fund for the option so the premium is an extra source of income to the Fund. If the price of the underlying security rises, but does not rise to the level of the exercise price, the option would not typically be exercised and the Fund would keep both the security at its appreciated value and the option premium. However, if the price of the underlying security rises above the exercise price of the option prior to expiration of the option and the option is exercised, the Fund will lose the value of the appreciation above the exercise price,

*

The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

although the loss in appreciation will be moderated by the amount of the option premium received by the Fund. If the price of the security drops below the price at the time the option was written, such loss in value will be diminished by the value of the premium.

The covered call strategy used by the Fund is designed to earn extra income for the Fund from premiums to moderate the impact of market declines and to reduce the volatility of the Fund’s portfolio. This strategy means that the Fund may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, by using this strategy, the Fund would tend to outperform equity markets during periods of flat or declining equity prices due to the Fund’s receipt of premiums from selling the call options. Covered call options on a particular equity security may be sold up to the full number of shares of that equity security held by the Fund. For securities on which options expire unexercised, the Fund can write more options, thus earning more premium income, until an option on the security is exercised. Portfolio management considers several factors when writing (selling) options, including the overall equity market outlook, factors affecting the particular industry sector, individual security considerations, the timing of corporate events and the levels of option premiums.

The companies included in the investment universe represent a broad spectrum of U.S. economic sectors and are primarily U.S. issuers. Changes to the companies in which the Fund invests will usually be prompted by changes in portfolio management’s evaluation of the relative performance of the securities, changes in a securities option market, or the development of a material portfolio construction issue. Following any changes, portfolio management will rebalance the portfolio in an attempt to more closely match the characteristics of the broader large-cap market. To the extent that a rebalance involves buying new securities, portfolio management will write calls against those securities in due course. To the extent that a rebalance involves selling securities, portfolio management will close out (buy back) the option positions against the security being sold. The Fund may also close out (buy back) call options it has written in order to adjust the Fund’s risk profile or in anticipation of certain corporate actions and/or events such as ex-dividend dates, earnings announcements and/or other material corporate actions.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly involved in providing active euthanasia procedures and/or Medical Assistance in Dying (MAID) services; (7) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (8)

directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (9) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, euthanasia, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

The Fund’s covered call option strategy to moderate risk may not be successful if markets or individual security prices do not move as expected and may expose the Fund to greater losses than if this strategy had not been used. This strategy can cause the Fund to lose the benefits of greater-than-anticipated increases in value of a security while not protecting it from declines in the value of a security. The Fund will also be limited in its ability to sell a security during the term of an option written on that security. The prices of options can be volatile, causing relevant exchanges to suspend trading during certain periods and limiting the Fund’s ability to trade in these instruments. Covered call options can be difficult to close out and may involve extra costs for the Fund, including the costs of higher portfolio turnover often associated with this strategy.

Risks of investing in the Fund include:

● Call Options Risk – Writing call options to generate income and to potentially hedge against market declines by generating option premiums involves risk. These risks include, but are not limited to, potential losses if equity markets or individual equity securities do not move as expected and the potential for greater losses than if these techniques had not been used. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

Limited Gains: By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but it will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to additional costs.

Option Exercise: As the writer of a call option, the Fund cannot control the time when it may be required to fulfill its obligation to the purchaser of the option. Once the Fund has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

Lack of Liquidity for the Option: Derivatives may be difficult to sell or unwind. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call position previously written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Lack of Liquidity for the Underlying Security: The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Value Changes: The value of call options will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of events affecting the underlying equity security. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

● Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

● Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

● Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

● Dividend Risk – The income of the Fund may fluctuate due to the amount of dividends that companies elect to pay.

● Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

● Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

● Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

● Tax Risk – Writing covered call options may significantly reduce or eliminate the amount of dividends that constitute qualified dividend income, which is taxed to individuals and certain noncorporate shareholders at lower rates for federal income tax purposes, provided certain holding period and other requirements are satisfied. Covered calls also are subject to federal income tax rules that: 1) limit the allowance of certain losses or deductions by the Fund; 2) convert the Fund’s long-term capital gains into higher-taxed short-term capital gains or ordinary income; 3) convert the Fund’s ordinary losses or deductions to capital losses, the deductibility of which is more limited; and/or 4) cause the Fund to recognize income or gains without a corresponding receipt of cash. Because the Fund will have no control over the exercise of the call options it writes, it may be forced to realize capital gains or losses at inopportune times.

● Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies, including exchange-traded funds (ETFs), or real estate investment trusts (“underlying funds”). The Fund bears a proportional share of the expenses of such underlying funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such underlying funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced. In addition, to the extent the Fund invests in ETFs, ETF shares may trade at a premium or discount to their net asset value, and the Fund may incur brokerage costs when it buys and sells shares of an ETF.

● Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

● Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

● High Portfolio Turnover Risk – High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and negatively impact performance.

● Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

● Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to that the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

● Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

● Information Technology Risk – Cyber-attacks, disruptions or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of two measures of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares year by year since the Fund’s inception. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

Class R6 shares of the Fund commenced operations on August 28, 2025 and therefore do not have a full calendar year of performance available.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Covered Call Income Fund
Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares*

Best Quarter	Q2 2020	14.73%
Worst Quarter	Q1 2020	-19.27%
Year-To-Date Return	Q2 2026	3.22%

*	Inception date was December 14, 2017

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if you are tax-exempt or your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan. In addition to an appropriate broad-based securities market index, an additional index is shown below because Crossmark has determined that it is relevant to the types of securities in which the Fund invests.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	5 Years	Since Inception (12/14/17)
Institutional Class
Return Before Taxes	13.26%	11.07%	9.71%
Return After Taxes on Distributions	9.34%	6.36%	5.27%
Return After Taxes on Distributions and Sale of Fund Shares	7.99%	6.66%	5.64%
Class A1
Return Before Taxes	6.45%	9.50%	8.64%
Class C
Return Before Taxes	11.04%	9.89%	8.69%
Indexes
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.37%
Cboe S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	8.91%	9.33%	6.67%

[1]	Performance information for Class A reflects a deduction of the current maximum sales charge of 5.75%. Prior to October 29, 2021, Class A was not subject to a sales charge.

Management

Crossmark is the Fund’s investment adviser. Paul Townsen serves as lead portfolio manager of the Fund and Ryan Caylor serves as co-portfolio manager of the Fund. Mr. Townsen is a Managing Director of Crossmark and has served as a portfolio manager of the Fund since December 14, 2017, the Fund’s inception date. Mr. Caylor is Head of Research and a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since 2021.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries (Not Applicable to Class R6)

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Steward Equity Market Neutral Fund

Investment Objective: Long-term capital appreciation independent of the U.S. equity market.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	5.75%[1]	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]
Dividend Expense on Short Positions	1.01%	1.00%	1.00%	1.00%
Remainder of Other Expenses	0.43%	0.48%	0.36%	0.48%
Acquired Fund Fees and Expenses[4]	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.71%	3.50%	2.38%	2.50%

[1]

Class A shares are subject to a front-end sales charge of 5.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through

Intermediaries” (Appendix A) in this Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

[2]

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus.

[3]	“Other Expenses” for Class C and Class R6 are based on estimated amounts for the current fiscal year.

[4]

“Total Annual Fund Operating Expenses” do not correlate to the ratio of expenses to average net assets in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the conversion of Class C shares to Class A shares after eight years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$833	$1,368	$1,927	$3,442
Class C (With Redemption)	$453	$1,074	$1,817	$3,598
Class C (Without Redemption)	$353	$1,074	$1,817	$3,598
Class R6	$241	$742	$1,270	$2,716
Institutional Class	$253	$779	$1,331	$2,836

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.* The Fund implements its market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities, subject to the limitations of the Fund’s values-based screening policies on long positions (see “Values-based Screens” below). Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000® Index at the time of purchase. As a result, the Fund will invest significantly in large-capitalization companies. The Fund may invest a portion of its assets in small- and mid-cap companies. The Fund may also invest in other investment companies and real estate investment trusts.

When the Fund takes a long position in a security, it purchases the security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions.

Portfolio management will invest in long positions that are expected to deliver the overall returns of the stock market, plus additional performance unique to the specific stocks purchased by portfolio management. The short positions selected by portfolio management are expected to deliver the inverse of the overall returns of the stock market, plus additional performance unique to the specific stocks sold short by portfolio management. The goal is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to portfolio management’s stock selection process, rather than stock market movements. At times, however, the Fund may have more exposure to the stock market (either positive or negative) in order to take advantage of market opportunities. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.

Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will

*

For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management generally will decrease or eliminate a short or long position in a security if the security’s model ranking changes significantly or research reveals a significant change in the company’s fundamentals. Crossmark uses data from one or more third-party providers unaffiliated with Crossmark in the multi-factor quantitative models.

Through its multi-factor quantitative models and fundamental analysis, portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to the rankings provided by the multi-factor quantitative models, the models also include a component for identifying companies that, through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. This component of the multi-factor quantitative models is based on data and ratings generated by one or more third-party providers unaffiliated with Crossmark.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly involved in providing active euthanasia procedures and/or Medical Assistance in Dying (MAID) services; (7) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (8) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (9) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies. The Fund does not apply the values-based screens to the short positions held in the Fund.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, euthanasia, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

● Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

● Short Sales Risk – The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the securities sold short may have to be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales may also cause the Fund to have higher expenses than other funds. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage that may magnify gains or losses for the Fund.

● Investment Strategy Risk – There is no guarantee that the security selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to the returns and direction of the U.S. stock market. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader U.S. equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies. If the market neutral strategy is unsuccessful, the Fund may be subject to the equity security risk that stock prices decline, which may affect Fund performance. Proprietary and third party data and systems are utilized to support decision making by portfolio management for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

● Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments for long positions. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a long position in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity for a long position.

● Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

● Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

● Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

● Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

● Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

● Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

● High Portfolio Turnover Risk – High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and negatively impact performance.

● Positive Value Investing Risk – When portfolio management considers positive value characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics are determined by portfolio management based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, portfolio management’s determination regarding a company’s positive value characteristics may be incorrect, which may impact investment decisions for the Fund. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may invest in issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

● Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investments in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

● Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies, including exchange-traded funds (ETFs), or real estate investment trusts (“underlying funds”). The Fund bears a proportional share of the expenses of such underlying funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such underlying funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced. In addition, to the extent the Fund invests in ETFs, ETF shares may trade at a premium or discount to their net asset value, and the Fund may incur brokerage costs when it buys and sells shares of an ETF.

● Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

● Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

● Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

● Information Technology Risk – Cyber-attacks, disruptions or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of a broad measure of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares year by year since the Fund’s inception. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Equity Market Neutral Fund
Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares*

Best Quarter	Q1 2024	7.44%
Worst Quarter	Q1 2023	-4.07%
Year-To-Date Return	Q2 2026	0.88%

*	Inception date was November 15, 2021

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if you are tax-exempt or your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	Since Inception (11/15/21)
Institutional Class
Return Before Taxes	1.83%	4.92%
Return After Taxes on Distributions	1.03%	3.97%
Return After Taxes on Distributions and Sale of Fund Shares	1.31%	3.50%
Class A
Return Before Taxes	-4.19%	3.19%
Index
ICE BofA 3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.21%	3.87%

Management

Crossmark is the Fund’s investment adviser. Robert Doll serves as lead portfolio manager of the Fund and Ryan Caylor serves as co-portfolio manager of the Fund. Mr. Doll is President, Chief Executive Officer and Chief Investment Officer of Crossmark and has served as a portfolio manager of the Fund since November 15, 2021, the Fund’s inception date. Mr. Caylor is Head of Research and a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since November 15, 2021, the Fund’s inception date.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases. Class C shares of the Fund are not currently available for purchase.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor. Class R6 shares of the Fund are not currently available for purchase.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Steward Global Equity Income Fund

Investment Objective: Current income along with growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	5.75%[1]	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	0.63%	0.63%	0.63%	0.63%
Distribution (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.36%	0.34%	0.24%	0.36%
Total Annual Fund Operating Expenses	1.24%	1.97%	0.87%	0.99%

[1]

Class A shares are subject to a front-end sales charge of 5.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

[2]	Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the conversion of Class C shares to Class A shares after eight years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$694	$946	$1,217	$1,989
Class C (With Redemption)	$300	$618	$1,062	$2,107
Class C (Without Redemption)	$200	$618	$1,062	$2,107
Class R6	$89	$278	$482	$1,073
Institutional Class	$101	$315	$547	$1,213

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective through investment in U.S. and non-U.S. dividend-paying stocks that have demonstrated above-median yield and a positive trend in dividend payouts and favorable earnings growth, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Screens” below).

The Fund invests primarily in common stocks of companies that represent a broad spectrum of the global economy and a range of market capitalizations, including large-cap, mid-cap and small-cap. The Fund may also invest in other investment companies and real estate investment trusts. The Fund will invest in dividend-paying securities of issuers throughout the world. The Fund seeks to diversify its investments across a number of different countries throughout the world, and, under normal market conditions, the Fund invests in at least five different countries (including the U.S.). The Fund will invest in at least five different countries at all times, unless the Fund adopts a temporary defensive position in an attempt to respond to adverse market, economic and political conditions. While the Fund will invest in at least five different countries, the Fund expects that its investments will be allocated across 7 to 15 different countries. The Fund’s investments in large capitalization companies (i.e., companies with market capitalizations greater than $10 billion) also contribute to the Fund’s global diversification as large capitalization companies generally market their products and services both domestically and internationally. The Fund invests at least 50% of its net assets in large capitalization companies throughout the world. The Fund will generally seek to have 30% to 50% of its net assets, and, under normal market conditions, no less than 30% of its net assets, invested in securities of non-U.S. issuers.

The Fund’s non-U.S. investments will be primarily in the form of depositary receipts (“DRs”) or dual listed securities, or U.S. dollar-denominated instruments representing securities of non-U.S. issuers that are traded in the U.S. or in non-U.S. markets. The Fund’s DR investments will primarily be sponsored, but the Fund may, on occasion, invest in unsponsored DRs when appropriate sponsored DRs are not available.

In managing the Fund, portfolio management employs a four-step process that combines this dividend income style with relative risk-controlled portfolio construction and the Fund’s values-based screening policies:

●	An investment universe is created comprised of U.S. exchange-traded, dividend-paying domestic and international stocks with market capitalizations greater than $1 billion.
●

A quantitative screen is applied to the universe that identifies various positive attributes such as securities having higher dividend yields within their sectors, positive dividend growth or favorable relative earnings growth.

●

A validation process is then applied to each company in the remaining universe with respect to current available information and also focusing on corporate actions, trends and other news that may impact the company. Any security that fails the review is removed from investment consideration.

●

The remaining universe is then screened in accordance with the Fund’s values-based screening policies and companies failing to meet these criteria are removed. Utilizing a multi-factor risk model, a relative risk controlled portfolio is constructed versus a targeted benchmark with companies selected by portfolio management for investment from the remaining universe. When making investment decisions, portfolio management may also consider whether a company, through its activities, both externally and internally, seeks to reduce risk and create long-term resilience through sustainable and responsible business practices, as determined based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. To the extent two or more securities eligible for inclusion in the Fund’s portfolio have similar economic characteristics, portfolio management will typically prefer the securities of the companies that it determines compare more favorably with respect to such positive values.

Under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in dividend-paying securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. (Any such other investment company will also have similar policies to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in (a) dividend-paying securities and (b) equity securities.) The Fund will provide shareholders with at least 60 days’ prior notice of any change in these policies.

The Fund may invest up to 80% of its total assets in securities of non-U.S. issuers and no more than 40% of its total assets in securities of companies in emerging market countries.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly involved in providing active euthanasia procedures and/or Medical Assistance in Dying (MAID) services; (7) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (8) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (9) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, euthanasia, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See “Small- and Mid-cap Companies Risk,” below.)

Risks of investing in the Fund include:

● Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one more more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

● Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

● Dividend Risk – The income of the Fund may fluctuate due to the amount of dividends that companies elect to pay.

● Foreign Securities Risk – Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing, and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; (7) less availability of information; and (8) imposition of foreign withholding or other taxes.

● Emerging Market Securities Risk – Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

● Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

● Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

● Depositary Receipts (“DRs”) Risk – Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs. Investors in unsponsored DRs typically incur expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment. For an unsponsored DR there may be several depositaries with no defined legal obligations to the issuer. Duplicate depositaries may lead to marketplace confusion since there would be no central source of information. There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs.

● Foreign Currency Risk – Investments in foreign securities involve the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s international investments in foreign currency-denominated securities may reduce the returns of the Fund. Although the Fund’s international investments will primarily be in U.S. dollar-denominated securities, fluctuations in the value of the currencies of the countries in which the foreign companies are located may also affect the value of such securities.

● Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

● Value Stocks Risk – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stocks may turn out not to have been undervalued.

● Growth Stocks Risk – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal or no dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks are based largely on the expectation of future earnings and, as a result, may rise or fall significantly in reaction to negative news about such factors as earnings, the economy, political developments or other news.

● Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

● Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investments in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

● Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies, including exchange-traded funds (ETFs), or real estate investment trusts (“underlying funds”). The Fund bears a proportional share of the expenses of such underlying funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such underlying funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced. In addition, to the extent the Fund invests in ETFs, ETF shares may trade at a premium or discount to their net asset value, and the Fund may incur brokerage costs when it buys and sells shares of an ETF.

● Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

● Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

● Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

● Regional Focus Risk – Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

● Positive Value Investing Risk – When portfolio management considers positive value characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics are determined by portfolio management based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, portfolio management’s determination regarding a company’s positive value characteristics may be incorrect, which may impact investment decisions for the Fund. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may invest in issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

● Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

● Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

● Information Technology Risk – Cyber-attacks, disruptions or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of two measures of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares year by year for the last ten calendar years. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Global Equity Income Fund
Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares

Best Quarter	Q4 2020	15.72%
Worst Quarter	Q1 2020	-23.93%
Year-To-Date Return	Q2 2026	9.04%

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if you are tax-exempt or your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan. In addition to an appropriate broad-based securities market index, an additional index is shown below because Crossmark has determined that it is relevant to the types of securities in which the Fund invests.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	21.78%	10.33%	11.04%
Return After Taxes on Distributions	19.65%	8.06%	8.98%
Return After Taxes on Distributions and Sale of Fund Shares	13.77%	7.49%	8.39%
Class A1
Return Before Taxes	14.49%	8.75%	10.07%
Indexes
MSCI World Index (reflects no deduction for fees, expenses or taxes)	21.60%	12.66%	12.74%
MSCI World High Dividend Yield Index (reflects no deduction for fees, expenses or taxes)	18.64%	9.05%	8.52%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	5 Years	Since Class Inception (12/14/17)
Class C
Return Before Taxes	19.54%	9.14%	8.33%
Class R6
Return Before Taxes	21.89%	10.49%	9.48%
Indexes
MSCI World Index (reflects no deduction for fees, expenses or taxes)	21.60%	12.66%	12.74%
MSCI World High Dividend Yield Index (reflects no deduction for fees, expenses or taxes)	18.64%	9.05%	8.52%

[1]	Performance information for Class A reflects a deduction of the current maximum sales charge of 5.75%. Prior to October 29, 2021, Class A was not subject to a sales charge.

Management

Crossmark is the Fund’s investment adviser. The Fund’s portfolio manager is Rob Botard. Mr. Botard is Managing Director – Head of Equity Investments of Crossmark and has served as portfolio manager of the Fund since 2022.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries (Not Applicable to Class R6)

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Steward Large Cap Core Fund

Investment Objective: Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	5.75%[1]	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.39%	0.39%	0.29%	0.39%
Total Annual Fund Operating Expenses	1.14%	1.89%	0.79%	0.89%
Fee Waiver and/or Expense Reimbursement[4]	0.14%	0.14%	0.04%	0.14%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement	1.00%	1.75%	0.75%	0.75%

[1]

Class A shares are subject to a front-end sales charge of 5.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through

Intermediaries” (Appendix A) in this Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

[2]

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus.

[3]	“Other Expenses” for Class C are based on estimated amounts for the current fiscal year.

[4]

Crossmark has contractually agreed through August 31, 2027 to waive fees and reimburse expenses to the extent that total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) exceed 1.00%, 1.75%, 0.75% and 0.75% for Class A, Class C, Class R6 and Institutional Class, respectively. If it becomes unnecessary for Crossmark to waive fees or make reimbursements, Crossmark may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) to exceed the applicable expense limitation in effect at the time of recoupment or in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Directors at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period and the conversion of Class C shares to Class A shares after eight years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$671	$903	$1,154	$1,870
Class C (With Redemption)	$278	$580	$1,008	$2,004
Class C (Without Redemption)	$178	$580	$1,008	$2,004
Class R6	$77	$248	$435	$974
Institutional Class	$77	$270	$479	$1,083

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s principal investment strategy is to invest in a portfolio of large-cap equity securities, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Screens” below). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-cap companies. Large-cap companies are defined as companies included in the Russell 1000® Index from time to time.* The Russell 1000® Index had a market capitalization range, as of June 30, 2026, of $2.26 billion to $4.84 trillion. Substantially all of the equity securities in which the Fund invests will be included in the Russell 1000® Index at the time of purchase. The Fund may invest a portion of its assets in small- and mid-cap companies. The Fund may also invest in other investment companies and real estate investment trusts.

Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals. Crossmark uses data from one or more third-party providers unaffiliated with Crossmark in the multi-factor quantitative models.

Through its multi-factor quantitative models and fundamental analysis, portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to the rankings provided by the multi-factor quantitative models, the models also include a component for identifying companies that, through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment,

*

For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

positive engagement with the communities in which they operate, and responsible governance practices. This component of the multi-factor quantitative models is based on data and ratings generated by one or more third-party providers unaffiliated with Crossmark.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly involved in providing active euthanasia procedures and/or Medical Assistance in Dying (MAID) services; (7) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (8) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (9) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, euthanasia, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

● Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

● Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

● Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

● Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

● Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the

European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

● Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

● Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

● Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

● Investment Strategy Risk – Proprietary and third party data and systems are utilized to support decision making by portfolio management for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

● Positive Value Investing Risk – When portfolio management considers positive value characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics are determined by portfolio management based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, portfolio management’s determination regarding a company’s positive value characteristics may be incorrect, which may impact investment decisions for the Fund. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may invest in issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

● Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investments in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

● Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies, including exchange-traded funds (ETFs), or real estate investment trusts (“underlying funds”). The Fund bears a proportional share of the expenses of such underlying funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such underlying funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced. In addition, to the extent the Fund invests in ETFs, ETF shares may trade at a premium or discount to their net asset value, and the Fund may incur brokerage costs when it buys and sells shares of an ETF.

● High Portfolio Turnover Risk – High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and negatively impact performance.

● Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

● Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

● Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

● Information Technology Risk – Cyber-attacks, disruptions or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of a broad measure of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares year by year since the Fund’s inception. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Large Cap Core Fund
Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares*

Best Quarter	Q4 2023	12.87%
Worst Quarter	Q2 2022	-15.96%
Year-To-Date Return	Q2 2026	9.19%

*	Inception date was November 15, 2021

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if you are tax-exempt or your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	Since Inception (11/15/21)
Institutional Class
Return Before Taxes	10.88%	8.56%
Return After Taxes on Distributions	9.16%	7.94%
Return After Taxes on Distributions and Sale of Fund Shares	7.48%	6.64%
Class A
Return Before Taxes	4.26%	6.74%
Index
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	10.49%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025
	1 Year	Since class Inception (4/24/24)
Class R6
Return Before Taxes	10.87%	17.15%
Index
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	20.63%

Management

Crossmark is the Fund’s investment adviser. Robert Doll serves as lead portfolio manager of the Fund and Ryan Caylor serves as co-portfolio manager of the Fund. Mr. Doll is President, Chief Executive Officer and Chief Investment Officer of Crossmark and has served as a portfolio manager of the Fund since November 15, 2021, the Fund’s inception date. Mr. Caylor is Head of Research and a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since November 15, 2021, the Fund’s inception date.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases. Class C shares of the Fund are not currently available for purchase.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries (Not Applicable to Class R6)

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Steward Large Cap Growth Fund

Investment Objective: Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	5.75%[1]	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.38%	0.36%	0.26%	0.36%
Total Annual Fund Operating Expenses	1.13%	1.86%	0.76%	0.86%
Fee Waiver and/or Expense Reimbursement[4]	0.13%	0.11%	0.01%	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement	1.00%	1.75%	0.75%	0.75%

[1]

Class A shares are subject to a front-end sales charge of 5.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

[2]

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus.

[3]	“Other Expenses” for Class C and Class R6 are based on estimated amounts for the current fiscal year.

[4]

Crossmark has contractually agreed through August 31, 2027 to waive fees and reimburse expenses to the extent that total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) exceed 1.00%, 1.75%, 0.75% and 0.75% for Class A, Class C, Class R6 and Institutional Class, respectively. If it becomes unnecessary for Crossmark to waive fees or make reimbursements, Crossmark may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) to exceed the applicable expense limitation in effect at the time of recoupment or in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Directors at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period and the conversion of Class C shares to Class A shares after eight years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$671	$901	$1,150	$1,860
Class C (With Redemption)	$278	$574	$996	$1,980
Class C (Without Redemption)	$178	$574	$996	$1,980
Class R6	$77	$242	$421	$941
Institutional Class	$77	$263	$466	$1,051

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s principal investment strategy is to invest in a portfolio of large-cap growth securities, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Screens” below). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-cap growth companies.* Large-cap growth companies are defined as companies included in the Russell 1000® Growth Index from time to time. The Russell 1000® Growth Index had a market capitalization range, as of as of June 30, 2026, of $2.49 billion to $4.84 trillion. Substantially all the equity securities in which the Fund invests will be included in the Russell 1000® Growth Index at the time of purchase. The Fund may invest a portion of its assets in small- and mid-cap companies. The Fund may also invest in other investment companies and real estate investment trusts.

The Fund invests primarily in securities that are considered by portfolio management to have potential for earnings or revenue growth. Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals. Crossmark uses data from one or more third-party providers unaffiliated with Crossmark in the multi-factor quantitative models.

Through its multi-factor quantitative models and fundamental analysis, portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to the rankings provided by the multi-factor quantitative models, the models also include a component for identifying companies that,

*

For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% investment policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. This component of the multi-factor quantitative models is based on data and ratings generated by one or more third-party providers unaffiliated with Crossmark.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly involved in providing active euthanasia procedures and/or Medical Assistance in Dying (MAID) services; (7) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (8) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (9) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, euthanasia, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

● Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

● Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

● Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

● Growth Stocks Risk – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal or no dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks are based largely on the expectation of future earnings and, as a result, may rise or fall significantly in reaction to negative news about such factors as earnings, the economy, political developments or other news.

● Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

● Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

● Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

● Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

● Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

● Investment Strategy Risk – Proprietary and third party data and systems are utilized to support decision making by portfolio management for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

● Positive Value Investing Risk – When portfolio management considers positive value characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics are determined by portfolio management based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, portfolio management’s determination regarding a company’s positive value characteristics may be incorrect, which may impact investment decisions for the Fund. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may invest in issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

● Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investments in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

● Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies, including exchange-traded funds (ETFs), or real estate investment trusts (“underlying funds”). The Fund bears a proportional share of the expenses of such underlying funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such underlying funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced. In addition, to the extent the Fund invests in ETFs, ETF shares may trade at a premium or discount to their net asset value, and the Fund may incur brokerage costs when it buys and sells shares of an ETF.

● High Portfolio Turnover Risk – High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and negatively impact performance.

● Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

● Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

● Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

● Information Technology Risk – Cyber-attacks, disruptions or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of two measures of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares year by year since the Fund’s inception. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Large Cap Growth Fund
Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares*

Best Quarter	Q2 2025	15.38%
Worst Quarter	Q2 2022	-17.96%
Year-To-Date Return	Q2 2026	9.54%

*	Inception date was November 15, 2021

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if you are tax-exempt or your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan. In addition to an appropriate broad-based securities market index, an additional index is shown below because Crossmark has determined that it is relevant to the types of securities in which the Fund invests.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	Since Inception (11/15/21)
Institutional Class
Return Before Taxes	10.10%	9.82%
Return After Taxes on Distributions	7.85%	8.78%
Return After Taxes on Distributions and Sale of Fund Shares	7.31%	7.60%
Class A
Return Before Taxes	3.51%	7.98%
Index
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	10.49%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	12.29%

Management

Crossmark is the Fund’s investment adviser. Robert Doll serves as lead portfolio manager of the Fund and Ryan Caylor serves as co-portfolio manager of the Fund. Mr. Doll is President, Chief Executive Officer and Chief Investment Officer of Crossmark and has served as a portfolio manager of the Fund since November 15, 2021, the Fund’s inception date. Mr. Caylor is Head of Research and a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since November 15, 2021, the Fund’s inception date.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases. Class C shares of the Fund are not currently available for purchase.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor. Class R6 shares of the Fund are not currently available for purchase.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Steward Large Cap Value Fund

Investment Objective: Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	5.75%[1]	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.45%	0.43%	0.32%	0.43%
Total Annual Fund Operating Expenses	1.20%	1.93%	0.82%	0.93%
Fee Waiver and/or Expense Reimbursement[4]	0.20%	0.18%	0.07%	0.18%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement	1.00%	1.75%	0.75%	0.75%

[1]

Class A shares are subject to a front-end sales charge of 5.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through

Intermediaries” (Appendix A) in this Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

[2]

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus.

[3]	“Other Expenses” for Class C and Class R6 are based on estimated amounts for the current fiscal year.

[4]

Crossmark has contractually agreed through August 31, 2027 to waive fees and reimburse expenses to the extent that total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) exceed 1.00%, 1.75%, 0.75% and 0.75% for Class A, Class C, Class R6 and Institutional Class, respectively. If it becomes unnecessary for Crossmark to waive fees or make reimbursements, Crossmark may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) to exceed the applicable expense limitation in effect at the time of recoupment or in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Directors at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period and the conversion of Class C shares to Class A shares after eight years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$671	$915	$1,179	$1,929
Class C (With Redemption)	$278	$589	$1,025	$2,049
Class C (Without Redemption)	$178	$589	$1,025	$2,049
Class R6	$77	$255	$448	$1,007
Institutional Class	$77	$278	$497	$1,127

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s principal investment strategy is to invest in a portfolio of large-cap value securities, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Screens” below). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-cap value companies.* Large-cap value companies are defined as companies included in the Russell 1000® Value Index from time to time. The Russell 1000® Value Index had a market capitalization range, as of as of June 30, 2026, of $2.26 billion to $4.25 trillion. Substantially all the equity securities in which the Fund invests will be included in the Russell 1000® Value Index at the time of purchase. The Fund may invest a portion of its assets in small- and mid-cap companies. The Fund may also invest in other investment companies and real estate investment trusts.

The Fund invests primarily in securities that are considered by portfolio management to be undervalued with good prospects for capital appreciation. Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals. Crossmark uses data from one or more third-party providers unaffiliated with Crossmark in the multi-factor quantitative models.

Through its multi-factor quantitative models and fundamental analysis, portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to the rankings provided by the multi-factor quantitative models, the models also include a component for identifying companies that,

*

For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% investment policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. This component of the multi-factor quantitative models is based on data and ratings generated by one or more third-party providers unaffiliated with Crossmark.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly involved in providing active euthanasia procedures and/or Medical Assistance in Dying (MAID) services; (7) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (8) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (9) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, euthanasia, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

● Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

● Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

● Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

● Value Stocks Risk – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stocks may turn out not to have been undervalued.

● Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

● Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

● Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

● Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

● Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

● High Portfolio Turnover Risk – High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and negatively impact performance.

● Investment Strategy Risk – Proprietary and third party data and systems are utilized to support decision making by portfolio management for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

● Positive Value Investing Risk – When portfolio management considers positive value characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics are determined by portfolio management based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, portfolio management’s determination regarding a company’s positive value characteristics may be incorrect, which may impact investment decisions for the Fund. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may invest in issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

● Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investments in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

● Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies, including exchange-traded funds (ETFs), or real estate investment trusts (“underlying funds”). The Fund bears a proportional share of the expenses of such underlying funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such underlying funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced. In addition, to the extent the Fund invests in ETFs, ETF shares may trade at a premium or discount to their net asset value, and the Fund may incur brokerage costs when it buys and sells shares of an ETF.

● Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

● Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

● Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

● Information Technology Risk – Cyber-attacks, disruptions or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of two measures of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares year by year since the Fund’s inception. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Large Cap Value Fund
Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares*

Best Quarter	Q4 2022	14.89%
Worst Quarter	Q2 2022	-13.26%
Year-To-Date Return	Q2 2026	12.51%

*	Inception date was November 15, 2021

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if you are tax-exempt or your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan. In addition to an appropriate broad-based securities market index, an additional index is shown below because Crossmark has determined that it is relevant to the types of securities in which the Fund invests.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	Since Inception (11/15/21)
Institutional Class
Return Before Taxes	13.50%	9.28%
Return After Taxes on Distributions	11.63%	8.12%
Return After Taxes on Distributions and Sale of Fund Shares	9.11%	7.13%
Class A
Return Before Taxes	6.69%	7.44%
Index
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	10.49%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	8.11%

Management

Crossmark is the Fund’s investment adviser. Robert Doll serves as lead portfolio manager of the Fund and Ryan Caylor serves as co-portfolio manager of the Fund. Mr. Doll is President, Chief Executive Officer and Chief Investment Officer of Crossmark and has served as a portfolio manager of the Fund since November 15, 2021, the Fund’s inception date. Mr. Caylor is Head of Research and a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since November 15, 2021, the Fund’s inception date.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases. Class C shares of the Fund are not currently available for purchase.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor. Class R6 shares of the Fund are not currently available for purchase.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Steward Select Bond Fund

Investment Objective: To provide high current income with capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	3.75%[1]	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	0.32%	0.32%	0.32%	0.32%
Distribution (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.37%	0.36%	0.25%	0.36%
Acquired Fund Fees and Expenses[4]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.95%	1.69%	0.58%	0.69%

[1]

Class A shares are subject to a front-end sales charge of 3.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

[2]

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus.

[3]	“Other Expenses” for Class C and Class R6 are based on estimated amounts for the current fiscal year.

[4]

“Total Annual Fund Operating Expenses” do not correlate to the ratio of expenses to average net assets in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the conversion of Class C shares to Class A shares after eight years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$468	$666	$881	$1,498
Class C (With Redemption)	$272	$533	$918	$1,801
Class C (Without Redemption)	$172	$533	$918	$1,801
Class R6	$59	$186	$324	$726
Institutional Class	$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in fixed-income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to the limitations of the Fund’s values-based screening policies

(see “Values-based Investing” below). The Fund’s investments may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed-income securities.*

The Fund will not purchase a security if, as a result, more than 15% of the Fund’s net assets would be invested in securities that would be deemed to be illiquid. Illiquid securities are likely to consist primarily of debt securities and mortgages of colleges, schools and other nonprofit organizations. The Fund may invest up to 5% of its total assets in U.S. dollar-denominated debt securities of non-U.S. issuers and no more than 2% of its total assets in U.S. dollar-denominated debt securities of companies in emerging market countries. The Fund may also invest in other investment companies and real estate investment trusts.

The instruments in which the Fund invests may have fixed, variable or floating rates of interest, with small portions of its portfolio in cash or short-term money market instruments, including repurchase agreements. The Fund may purchase securities on a when-issued or forward commitment basis, meaning that the Fund agrees to purchase the securities for a fixed price at a future date beyond customary settlement time.

In an effort to achieve the Fund’s stated objective, portfolio management will:

●	Monitor economic, demographic and political indicators to identify short-term and long-term trends in interest rates.
●

Determine the appropriate maturity/duration range for the Fund relative to the market. The Fund has no specific maturity or duration targets and the Fund may purchase debt securities of any maturity. As of June 30, 2026, the Fund’s weighted average maturity was 7.31 years and the Fund’s duration was 5.59 years.

●	Provide diversification through investment in multiple industry and asset sectors, subject to the Fund’s values-based screening policies.
●

Invest only in securities rated investment grade (Baa3/BBB- or better) by Moody’s or Standard and Poor’s or those comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined to be of comparable quality (investment grade) by Crossmark at the time of purchase based on the security’s characteristics, the entity’s financial status, and any other available information.

The Fund will normally sell a security when it no longer represents a good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits within the strategy of the portfolio. The Fund may continue to hold a security that was rated investment grade at the time of purchase, but was subsequently downgraded to a below investment grade rating.

*

For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

In order to construct the most appropriate portfolio to realize the Fund’s objective, portfolio management will seek to balance three primary portfolio characteristics: duration, yield curve structure and sector allocations.

When portfolio management believes that future U.S. interest rates will trend to higher levels (largely, but not entirely, due to an expected increase in general economic activity producing a change in Federal Reserve Bank policy), portfolio management typically will decrease the portfolio’s duration. When portfolio management believes that future U.S. interest rates will trend to lower levels (largely, but not entirely, due to an expected decrease in general economic activity producing a change in Federal Reserve Bank policy), portfolio management typically will increase the portfolio’s duration. Contributing to duration target decisions is a view of future inflationary price pressures which also determine Federal Reserve Bank policymaking expectations. Other factors such as liquidity, credit concerns, and relative yield levels may also direct how duration is created across sectors and may inhibit, or augment, how portfolio duration targets are selected.

Yield curve decisions as to where investments should be concentrated begin with a bias toward intermediate maturities (i.e., two to 10 years) and, in most instances, the majority of the Fund’s investments will have intermediate maturities. Portfolio management typically will use allocations to very short maturities or very long maturities to implement the Fund’s duration positioning. When portfolio management believes the trend for nominal interest rates will be higher, shorter-term issues typically will be favored. When portfolio management believes the trend for nominal interest rates will be lower, longer-term issues typically will be favored.

Investments in U.S. Treasury issues, in lieu of agency and/or corporate issues, are generally determined by the demand for safety and liquidity of these investments. Corporate sectors may be underweighted when portfolio management believes that slowing economic activity will put increased stress on corporate balance sheets and produce potential credit downgrades or other credit events, resulting in widening credit yield spreads. Subject to the limits of the Fund’s concentration policy, which prevents the Fund from investing 25% or more of its assets in any one industry or group of industries, corporate sectors may be overweighted when portfolio management believes that increasing economic activity will improve corporate balance sheets and produce potential credit upgrades or other credit events inducing the tightening credit yield spreads.

When making investment decisions, portfolio management may also consider whether a company, through its activities, both externally and internally, seeks to reduce risk and create long-term resilience through sustainable and responsible business practices, as determined based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. To the extent two or more securities eligible for inclusion in the Fund’s portfolio have similar economic characteristics, portfolio management will typically prefer the securities of the companies that it determines compare more favorably with respect to such positive values.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly involved in providing active euthanasia procedures and/or Medical Assistance in Dying (MAID) services; (7) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (8) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (9) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, euthanasia, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

● Bond Fund Investing Risk – Because the Fund prices its assets and determines its share value on each business day based on current market prices, a shareholder cannot rely on the return of principal at a stated maturity date to offset interim price declines, as might be possible for an investor who invests in individual bonds rather than in Fund shares.

● Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

● Fixed-Income Securities Risk – Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. If a note has a duration of one year, then a 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the Fund. Increased redemptions from the Fund may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

There is also a risk that fixed-income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

● Variable and Floating Rate Securities Risk – Although these instruments are generally less sensitive to interest rate changes than fixed-rate instruments, their value may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Also, if general interest rates decline, the yield on these instruments will also decline.

● Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

● General Ratings Risk – Ratings may be unreliable, due to conflicts of interest between the rating agencies and the issuers, the use of incomplete or inaccurate data by the rating agencies and the lag between an event requiring a rating downgrade and the actual rating downgrade.

● BBB-/Baa3 Securities Risk – Obligations rated BBB- by S&P or Baa3 by Moody’s, or rated comparable by another nationally recognized statistical ratings organization, or deemed of comparable quality by Crossmark, are considered to have speculative characteristics. If an issuer of fixed-income securities defaults on its obligations to pay interest and repay principal, or a bond’s credit rating is downgraded, the Fund could lose money.

● U.S. Government Securities Risk – The value of fixed-income securities issued or guaranteed by the U.S. government or a U.S. government agency or instrumentality will tend to fall as interest rates increase. Because instruments of U.S. government agencies and instrumentalities have various degrees of U.S.

government backing, there can be no assurance that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it may not be obligated to do so by law. Thus, instruments issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

● National and International Government and Economic Policies Risk – Actions and statements of national and international government and economic policy institutions can have effects, which can be substantial, on interest rates and other factors affecting debt obligations, such as trading volume, in addition to broader economic effects. The risk may be elevated compared to historical market conditions because of increased inflation and the current interest rate environment.

● Risks of Instruments of Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds – Non-U.S. corporations, banks and branches issuing dollar-denominated instruments in the United States (i.e., Yankee Bonds) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks and branches, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks and branches, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments and information about them may be harder to obtain.

● Foreign Government Securities Risk – Dollar-denominated instruments issued by foreign governments, foreign government agencies, foreign semi-governmental entities, or entities whose purpose is to restructure outstanding foreign government securities may not be supported as to payment of principal or interest by the particular foreign government. The issuers of these instruments are not necessarily subject to the same regulatory, accounting, auditing and recordkeeping standards as similar U.S. government or agency instruments would be, and information on such foreign instruments may be more difficult to obtain. Dollar-denominated instruments of foreign government or government-related entities may have similar risks and may not be supported as to payment of principal and interest by the relevant government. Instruments issued by non-U.S. governments may involve risk of default and loss of principal and interest.

● Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

● Repurchase Agreements Risk – Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

● Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies, including exchange-traded funds (ETFs), or real estate investment trusts (“underlying funds”). The Fund bears a proportional share of the expenses of such underlying funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such underlying funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced. In addition, to the extent the Fund invests in ETFs, ETF shares may trade at a premium or discount to their net asset value, and the Fund may incur brokerage costs when it buys and sells shares of an ETF.

● Illiquid Investments Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the Fund’s returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. Illiquid securities can also be difficult to value, so there can be no assurance that the Fund can sell the securities at the price at which it is valuing them in determining net asset value.

● Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

● Mortgage Risk – When the Fund purchases mortgages or mortgage-related securities, it is subject to certain additional risks. Declines in the value of property backing these securities will negatively affect the quality of these securities and could reduce the ability of the issuer to sell the property to satisfy its outstanding obligations. The value of the property can be negatively affected by a number of factors, including changes in the neighborhood, factors affecting the particular property or the real estate market generally and poor property maintenance. Rising interest rates tend to extend the duration of mortgages and mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds mortgages or mortgage-related securities. This is known as extension risk. In addition, mortgages and mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the borrower may fail to make scheduled sinking fund payments or may default and that collateral for the mortgage may be inadequate or the terms of the mortgage may be revised. There may also be delays in receiving interest payments and in realizing collateral for these instruments. Finally, there is the potential risk that illiquidity in the market for mortgage-related securities may make it difficult for the Fund to dispose of these instruments or may seriously reduce their sale price.

● Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

● Positive Value Investing Risk – When portfolio management considers positive value characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics are determined by portfolio management based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, portfolio management’s determination regarding a company’s positive value characteristics may be incorrect, which may impact investment decisions for the Fund. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may invest in issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

● Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

● Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

● Information Technology Risk – Cyber-attacks, disruptions or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of two measures of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares year by year for the last ten calendar years. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Select Bond Fund
Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares

Best Quarter	Q4 2023	5.05%
Worst Quarter	Q1 2022	-5.55%
Year-To-Date Return	Q2 2026	0.19%

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if you are tax-exempt or your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan. In addition to an appropriate broad-based securities market index, an additional index is shown below because Crossmark has determined that it is relevant to the types of securities in which the Fund invests.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	7.14%	-0.10%	1.53%
Return After Taxes on Distributions	5.70%	-1.01%	0.62%
Return After Taxes on Distributions and Sale of Fund Shares	4.21%	-0.47%	0.78%
Class A1
Return Before Taxes	2.85%	-1.07%	0.86%
Index
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
Bloomberg U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	6.88%	-0.59%	2.16%

[1]	Performance information for Class A reflects a deduction of the current maximum sales charge of 3.75%. Prior to October 29, 2021, Class A was not subject to a sales charge.

Management

Crossmark is the Fund’s investment adviser. The Fund’s portfolio manager is Victoria Fernandez. Ms. Fernandez is Chief Market Strategist of Crossmark. She has served as portfolio manager of the Fund since 2014.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases. Class C shares of the Fund are not currently available for purchase.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor. Class R6 shares of the Fund are not currently available for purchase.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Steward Values Enhanced International Fund

Investment Objective: Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	5.75%[1]	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	0.37%	0.37%	0.37%	0.37%
Distribution (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.40%	0.38%	0.29%	0.38%
Total Annual Fund Operating Expenses	1.02%	1.75%	0.66%	0.75%

[1]

Class A shares are subject to a front-end sales charge of 5.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

[2]	Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus.

[3]	“Other Expenses” for Class C are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the conversion of Class C shares to Class A shares after eight years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$673	$881	$1,106	$1,751
Class C (With Redemption)	$278	$551	$949	$1,870
Class C (Without Redemption)	$178	$551	$949	$1,870
Class R6	$67	$211	$368	$822
Institutional Class	$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in the securities of non-U.S. companies that pass the Fund’s values-based screens.* Generally, at least 80% of the Fund’s total assets will be in investments in the form of depositary receipts (“DRs”) or dual listed securities representing securities of companies located or domiciled outside of the United States that pass the Fund’s values-based screens.* These DRs will primarily be sponsored, but the Fund may, on occasion, invest in unsponsored DRs when appropriate sponsored DRs are not available. The Fund will invest in securities of issuers throughout the world, and, under normal conditions, substantially all of its non-cash assets will be invested in securities of non-U.S. issuers. The Fund may invest up to 40% of its assets in securities of issuers in the S&P Emerging 50 ADR Index.** The Fund may also invest in other investment companies and real estate investment trusts.

The Fund is an actively-managed fund. As further described below, the Fund’s investments are allocated in an attempt to generally match the weightings of and align with the risk profile of the Fund’s blended benchmark index (defined below), as modified by any change by portfolio management in the relative allocation between securities of non-U.S. developed market (“developed market”) companies and securities of emerging market companies based on portfolio management’s broad market view, subject to the application of the Fund’s values-based screening policies (see “Values-based Screens” below) and the reallocation of a portion of each screened security’s weighting in the blended benchmark index (as may be modified by portfolio management as described above) among certain remaining securities of companies based on whether they, through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. A company’s scores with respect to such sustainable and responsible business practices (positive value scores) are based on data and ratings generated by one or more third-party providers unaffiliated with Crossmark. In determining the relative allocation between securities of developed market companies and securities of emerging market companies, portfolio management considers macro-economic and other relevant factors, including the performance of the U.S. dollar against foreign currencies. Portfolio management evaluates such allocations on an ongoing basis. The Fund’s blended benchmark index is a blend of two widely recognized indexes, one comprised of securities of companies in developed markets and

*

The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

**	The S&P Emerging 50 ADR Index seeks to track all American depositary receipts trading on the NYSE, NYSE American, and NASDAQ that represent shares in the largest 50 companies from emerging markets.

one comprised of securities of companies in emerging markets, and are the same indexes in the second index identified in the Average Annual Total Returns table below.

Portfolio management starts with the universe of securities in the blended benchmark index and then applies the values-based screens described below to seek to avoid investments in a list of prohibited companies. An optimization process is then applied to the remaining securities designed to (1) generally match the weightings of and align with the risk profile of the blended benchmark index and (2) add a minimum upweight of 0.10% to the blended benchmark index weightings of a number of remaining portfolio companies that have the highest positive value scores, although the upweight added to any these portfolio companies may be higher than 0.10% above the blended benchmark index weight pursuant to the optimization process. The number of remaining portfolio companies that receive a minimum upweight of 0.10% above the blended benchmark index weight will be equal to the aggregate percentage weighting of the screened securities. For example, if the aggregate percentage weighting of the screened securities is 20%, the 20 remaining portfolio companies with the highest positive value scores would each have their weighting in the portfolio increased by at least 0.10% above the blended benchmark index weight. For purposes of the description of the investment process in this paragraph, references to the blended benchmark index should be read to mean the blended benchmark index as its weightings may be modified by portfolio management between securities of developed market companies and securities of emerging market companies from time to time.

In the event of changes by portfolio management to the relative allocation between securities of developed market companies and securities of emerging market companies in the blended benchmark index, changes in the weightings of such companies within the blended benchmark index, changes to the list of prohibited companies pursuant to the values-based screens or changes in the positive value scores of the portfolio companies, portfolio management will rebalance the Fund’s portfolio in an attempt to generally match the weightings of and align with the risk profile of the blended benchmark index (as may be modified by portfolio management as described above), subject to the application of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting as described above. Because of portfolio management’s relative allocation decisions between developed market companies and emerging market companies, the values-based screens and the reallocation of a portion of each screened security’s weighting, the Fund’s portfolio will differ from the blended benchmark index and the Fund will perform differently than the blended benchmark index. The impact of portfolio management’s relative allocation decisions, the values-based screens and the reallocation of a portion of each screened security’s weighting on the Fund’s performance relative to the blended benchmark index will vary over time depending on market conditions, although performance differences are expected to be driven primarily by portfolio management’s relative allocation decisions and the values-based screens.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly involved in providing active euthanasia procedures and/or Medical Assistance in Dying (MAID) services; (7) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (8) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (9) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, euthanasia, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Although the Fund may invest in equity securities of companies across all market capitalizations, in the event the Fund invests more heavily in smaller companies its risks will increase and changes in its share price may become more sudden or more erratic. (See “Small- and Mid-cap Companies Risk,” below.)

Risks of investing in the Fund include:

● Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one more more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

● Positive Value Investing Risk – Increasing exposure to investments that exhibit positive value characteristics carries the risk that the Fund may increase its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics, as used by the Fund, are based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the Fund may fail to increase its exposure to investments that do exhibit positive value characteristics or may increase its exposure to investments that do not exhibit positive value characteristics. If a positive value score cannot be determined for a company due to insufficient information, investments in the company will not be eligible to receive an upweight pursuant to the Fund’s investment process. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may increase exposure to issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

● Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

● Foreign Securities Risk – Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing, and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; (7) less availability of information; and (8) imposition of foreign withholding or other taxes.

● Emerging Market Securities Risk – Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries.

● Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

● Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

● Depositary Receipts (“DRs”) Risk – Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs. Investors in unsponsored DRs typically involve expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment. For an unsponsored DR there may be several depositaries with no defined legal obligations to the issuer. Duplicate depositaries may lead to marketplace confusion since there would be no central source of information. There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs. DRs may be issued with respect to securities of issuers in emerging market countries.

● Foreign Currency Risk – Investments in foreign securities involve the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s international investments in foreign currency-denominated securities may reduce the returns of the Fund. Although the Fund’s international investments will primarily be in U.S. dollar-denominated securities, fluctuations in the value of the currencies of the countries in which the foreign companies are located may also affect the value of such securities.

● Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

● Value Stocks Risk – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stocks may turn out not to have been undervalued.

● Growth Stocks Risk – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal or no dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks are based largely on the expectation of future earnings and, as a result, may rise or fall significantly in reaction to negative news about such factors as earnings, the economy, political developments or other news.

● Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

● Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investments in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

● Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies, including exchange-traded funds (ETFs), or real estate investment trusts (“underlying funds”). The Fund bears a proportional share of the expenses of such underlying funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such underlying funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced. In addition, to the extent the Fund invests in ETFs, ETF shares may trade at a premium or discount to their net asset value, and the Fund may incur brokerage costs when it buys and sells shares of an ETF.

● Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

● Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

● Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

● Regional Focus Risk – Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

● Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25%

of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

● Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

● Information Technology Risk – Cyber-attacks, disruptions or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of two measures of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares year by year for the last ten calendar years. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Values Enhanced International Fund
Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares

Best Quarter	Q4 2020	17.10%
Worst Quarter	Q1 2020	-26.07%
Year-To-Date Return	Q2 2026	11.80%

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if you are tax-exempt or your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan. In addition to an appropriate broad-based securities market index, an additional index is shown below because Crossmark has determined that it is relevant to the types of securities in which the Fund invests.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	33.51%	10.80%	9.25%
Return After Taxes on Distributions	31.02%	9.02%	8.10%
Return After Taxes on Distributions and Sale of Fund Shares	21.34%	8.29%	7.40%
Class A1
Return Before Taxes	25.48%	9.27%	8.30%
Index
S&P International 700 ADR Index (reflects no deduction for fees, expenses or taxes)[2]	36.96%	13.93%	10.44%
Blended Benchmark Index (reflects no deduction for fees, expenses or taxes)[3]	33.20%	12.21%	9.07%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	5 Years	Since Class Inception (12/14/17)
Class R6
Return Before Taxes	33.63%	10.93%	7.61%
Index
S&P International 700 ADR Index (reflects no deduction for fees, expenses or taxes)[2]	36.96%	13.93%	6.28%
Blended Benchmark Index (reflects no deduction for fees, expenses or taxes)[3]	33.20%	12.21%	5.51%

[1]	Performance information for Class A reflects a deduction of the current maximum sales charge of 5.75%. Prior to October 29, 2021, Class A was not subject to a sales charge.

[2]	Formerly known as S&P Global 1200 ADR Index.

[3]

The Blended Benchmark Index is comprised of the S&P Developed Markets ADR Index (85%) and the S&P Emerging 50 ADR Index (15%). The Blended Benchmark Index was added as an additional comparative index because Crossmark believes the Blended Benchmark Index better represents the Fund’s overall investment process.

Management

Crossmark is the Fund’s investment adviser. Andrew Cullivan serves as lead portfolio manager of the Fund and Rob Botard serves as co-portfolio manager of the Fund. Mr. Cullivan is a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since 2024. Mr. Botard is Managing Director – Head of Equity Investments of Crossmark and has served as a portfolio manager of the Fund since 2023.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases. Class C shares of the Fund are not currently available for purchase.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries (Not Applicable to Class R6)

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Steward Values Enhanced Large Cap Fund

Investment Objective: Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	5.75%[1]	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	0.22%	0.22%	0.22%	0.22%
Distribution (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.36%	0.36%	0.25%	0.36%
Total Annual Fund Operating Expenses	0.83%	1.58%	0.47%	0.58%

[1]

Class A shares are subject to a front-end sales charge of 5.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

[2]

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus.

[3]	“Other Expenses” for Class C are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the conversion of Class C shares to Class A shares after eight years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$655	$825	$1,009	$1,541
Class C (With Redemption)	$261	$499	$860	$1,677
Class C (Without Redemption)	$161	$499	$860	$1,677
Class R6	$48	$151	$263	$591
Institutional Class	$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of large-cap companies that pass the Fund’s values-based screens.* Large-cap companies are defined as companies included in the S&P 500® Index from time to time. The S&P 500® Index had a market capitalization range, as of June 30, 2026, of $6.74 billion to

*

For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any changes in this policy.

$4.85 trillion. Fund investments may also include other investment companies and real estate investment trusts.

The Fund is an actively-managed fund. As further described below, the Fund’s investments are allocated in an attempt to generally match the weightings of and align with the risk profile of the benchmark index, the S&P 500® Index, subject to the application of the Fund’s values-based screening policies (see “Values-based Screens” below) and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies based on whether they, through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. A company’s scores with respect to such sustainable and responsible business practices (positive value scores) are based on data and ratings generated by one or more third-party providers unaffiliated with Crossmark.

Portfolio management starts with the universe of securities in the benchmark index and then applies the values-based screens described below to seek to avoid investments in a list of prohibited companies. An optimization process is then applied to the remaining securities designed to (1) generally match the weighting of and align with the risk profile of the benchmark index and (2) add a minimum upweight of 0.10% to the benchmark index weightings of the securities of the remaining portfolio companies that have the highest positive value scores until the aggregate weighting of the screened securities has been reallocated. For example, if the aggregate weighting of the screened securities is 8% of the universe, then the 80 remaining portfolio companies with the highest positive value scores would each have their weighting in the portfolio increased by at least 0.10% above the benchmark index weight, although the upweight added to any these 80 portfolio companies may be higher than 0.10% above the benchmark index weight pursuant to the optimization process. In the event of changes to the companies included in the benchmark index, changes in the weightings of such companies within the benchmark index, changes to the list of prohibited companies pursuant to the values-based screens or changes in the positive value scores of the portfolio companies, portfolio management will rebalance the Fund’s portfolio in an attempt to generally match the weightings of and align with the risk profile of the benchmark index, subject to the application of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting as described above. Because of the values-based screens and the reallocation of a portion of each screened security’s weighting, the Fund’s portfolio will differ from the benchmark index and the Fund will perform differently than the benchmark index. The impact of the values-based screens and the reallocation of a portion of each screened security’s weighting on the Fund’s performance relative to the benchmark index will vary over time depending on market conditions.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly involved in providing active euthanasia procedures and/or Medical Assistance in Dying (MAID) services; (7) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (8) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (9) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, euthanasia, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

● Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

● Positive Value Investing Risk – Increasing exposure to investments that exhibit positive value characteristics carries the risk that the Fund may increase its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics, as used by the Fund, are based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the Fund may fail to increase its exposure to investments that do exhibit positive value characteristics or may increase its exposure to investments that do not exhibit positive value characteristics. If a positive value score cannot be determined for a company due to insufficient information, investments in the company will not be eligible to receive an upweight pursuant to the Fund’s investment process. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may increase exposure to issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

● Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

● Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

● Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

● Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

● Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

● Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

● Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

● Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies, including exchange-traded funds (ETFs), or real estate investment trusts (“underlying funds”). The Fund bears a proportional share of the expenses of such underlying funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such underlying funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced. In addition, to the extent the Fund invests in ETFs, ETF shares may trade at a premium or discount to their net asset value, and the Fund may incur brokerage costs when it buys and sells shares of an ETF.

● Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

● Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

● Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

● Information Technology Risk – Cyber-attacks, disruptions or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of a broad measure of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares year by year for the last ten calendar years. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

Prior to October 29, 2021, the Fund had a different investment strategy. Performance would have been different if the Fund’s current investment strategy had been in effect.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Values Enhanced Large Cap Fund
Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares

Best Quarter	Q2 2020	21.91%
Worst Quarter	Q1 2020	-24.87%
Year-To-Date Return	Q2 2026	9.79%

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if you are tax-exempt or your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	16.84%	13.84%	13.35%
Return After Taxes on Distributions	15.87%	9.57%	10.66%
Return After Taxes on Distributions and Sale of Fund Shares	10.66%	9.79%	10.26%
Class A1
Return Before Taxes	9.87%	12.24%	12.36%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	5 Years	Since Class Inception (12/14/17)
Class R6
Return Before Taxes	16.98%	13.97%	12.50%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.31%

[1]	Performance information for Class A reflects a deduction of the current maximum sales charge of 5.75%. Prior to October 29, 2021, Class A was not subject to a sales charge.

Management

Crossmark is the Fund’s investment adviser. Andrew Cullivan serves as lead portfolio manager of the Fund and Rob Botard serves as co-portfolio manager of the Fund. Mr. Cullivan is a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since 2024. Mr. Botard is Managing Director – Head of Equity Investments of Crossmark and has served as a portfolio manager of the Fund since 2023.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases. Class C shares of the Fund are not currently available for purchase.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries (Not Applicable to Class R6)

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Steward Values Enhanced Small-Mid Cap Fund

Investment Objective: Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A	Class C	Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	5.75%[1]	None	None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None	1.00%[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Maximum account fee	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	0.22%	0.22%	0.22%	0.22%
Distribution (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.34%	0.39%	0.27%	0.39%
Total Annual Fund Operating Expenses	0.81%	1.61%	0.49%	0.61%

[1]

Class A shares are subject to a front-end sales charge of 5.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

[2]

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 159) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in this Prospectus.

[3]	“Other Expenses” for Class C are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the conversion of Class C shares to Class A shares after eight years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$653	$819	$999	$1,519
Class C (With Redemption)	$264	$508	$876	$1,697
Class C (Without Redemption)	$164	$508	$876	$1,697
Class R6	$50	$157	$274	$616
Institutional Class	$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of small- to mid-cap companies that pass the Fund’s values-based screens.* Small- to mid-cap companies are defined as companies included in the S&P 1000® Index from time to time. The S&P 1000® Index had a market capitalization range, as of June 30, 2026, of $536 million to $32.87 billion. Fund investments may also include other investment companies and real estate investment trusts.

*

For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Fund is an actively-managed fund. As further described below, the Fund’s investments are allocated in an attempt to generally match the weightings of and align with the risk profile of the benchmark index, the S&P 1000® Index, subject to the application of the Fund’s values-based screening policies (see “Values-based Screens” below) and the reallocation of a portion of each screened security’s weighting in the benchmark index among certain remaining securities of companies based on whether they, through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. A company’s scores with respect to such sustainable and responsible business practices (positive value scores) are based on data and ratings generated by one or more third-party providers unaffiliated with Crossmark.

Portfolio management starts with the universe of securities in the benchmark index and then applies the values-based screens described below to seek to avoid investments in a list of prohibited companies. An optimization process is then applied to the remaining securities designed to (1) generally match the weightings of and align with the risk profile of the benchmark index and (2) add a minimum upweight of 0.10% to the benchmark index weightings of the securities of the remaining portfolio companies that have the highest positive value scores until the aggregate weighting of the screened securities has been reallocated. For example, if the aggregate weighting of the screened securities is 8% of the universe, then the 80 remaining portfolio companies with the highest positive value scores would each have their weighting in the portfolio increased by at least 0.10% above the benchmark index weight, although the upweight added to any these 80 portfolio companies may be higher than 0.10% above the benchmark index weight pursuant to the optimization process. In the event of changes to the companies included in the benchmark index, changes in the weightings of such companies within the benchmark index, changes to the list of prohibited companies pursuant to the values-based screens or changes in the positive value scores of the portfolio companies, portfolio management will rebalance the Fund’s portfolio in an attempt to generally match the weightings of and align with the risk profile of the benchmark index, subject to the application of the Fund’s values-based screening policies and the reallocation of a portion of each screened security’s weighting as described above. Because of the values-based screens and the reallocation of a portion of each screened security’s weighting, the Fund’s portfolio will differ from the benchmark index and the Fund will perform differently than the benchmark index. The impact of the values-based screens and the reallocation of a portion of each screened security’s weighting on the Fund’s performance relative to the benchmark index will vary over time depending on market conditions.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly involved in providing active euthanasia procedures and/or Medical Assistance in Dying (MAID) services; (7) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (8) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (9) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, euthanasia, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b)

it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

● Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

● Positive Value Investing Risk – Increasing exposure to investments that exhibit positive value characteristics carries the risk that the Fund may increase its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics, as used by the Fund, are based on data and rankings generated by one more more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the Fund may fail to increase its exposure to investments that do exhibit positive value characteristics or may increase its exposure to investments that do not exhibit positive value characteristics. If a positive value score cannot be determined for a company due to insufficient information, investments in the company will not be eligible to receive an upweight pursuant to the Fund’s investment process. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may increase exposure to issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

● Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

● Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investments in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

● Micro-cap Companies Risk – While all investments involve risk, micro-cap stocks are among the riskiest. Many micro-cap companies are new and have no proven track record. Some of these companies have no assets or revenues. Others have products and services that are still in development or have yet to be tested in the market. Another risk that pertains to micro-cap stocks involves the low volumes of trades. Because many micro-cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

● Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

● Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

● Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

● Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

● Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

● Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies, including exchange-traded funds (ETFs), or real estate investment trusts (“underlying funds”). The Fund bears a proportional share of the expenses of such underlying funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such underlying funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced. In addition, to the extent the Fund invests in ETFs, ETF shares may trade at a premium or discount to their net asset value, and the Fund may incur brokerage costs when it buys and sells shares of an ETF.

● Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

● Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

● Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

● Information Technology Risk – Cyber-attacks, disruptions or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of two measures of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares for the last ten calendar years. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

Prior to October 29, 2021, the Fund had a different investment strategy. Performance would have been different if the Fund’s current investment strategy had been in effect.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Values Enhanced Small-Mid Cap Fund
Year-by-year total return as of 12/31 each year (%)
Institutional Class Shares

Best Quarter	Q4 2020	27.04%
Worst Quarter	Q1 2020	-34.19%
Year-To-Date Return	Q2 2026	18.77%

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if you are tax-exempt or your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan. In addition to an appropriate broad-based securities market index, an additional index is shown below because Crossmark has determined that it is relevant to the types of securities in which the Fund invests.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	5.89%	7.95%	9.35%
Return After Taxes on Distributions	3.85%	5.01%	6.95%
Return After Taxes on Distributions and Sale of Fund Shares	4.88%	5.67%	7.01%
Class A1
Return Before Taxes	-0.36%	6.49%	8.44%
Index
S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)	17.05%	13.96%	14.46%
S&P 1000® Index (reflects no deduction for fees, expenses or taxes)	7.04%	8.57%	10.45%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2025

	1 Year	5 Years	Since Class Inception (12/14/17)
Class R6
Return Before Taxes	6.10%	8.07%	7.06%
Index
S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)	17.05%	13.96%	13.82%
S&P 1000® Index (reflects no deduction for fees, expenses or taxes)	7.04%	8.57%	8.53%

[1]	Performance information for Class A reflects a deduction of the current maximum sales charge of 5.75%. Prior to October 29, 2021, Class A was not subject to a sales charge.

Management

Crossmark is the Fund’s investment adviser. Andrew Cullivan serves as lead portfolio manager of the Fund and. Rob Botard serves as co-portfolio manager of the Fund. Mr. Cullivan is a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since 2024. Mr. Botard is Managing Director – Head of Equity Investments of Crossmark and has served as a portfolio manager of the Fund since 2023.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases. Class C shares of the Fund are not currently available for purchase.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries (Not Applicable to Class R6)

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL FUND DETAILS

Investment Objectives, Strategies and Risks

The investment objective of Steward Covered Call Income Fund is dividend income and options premium income, with the potential for capital appreciation and less volatility than the broad equity market.

The investment objective of Steward Equity Market Neutral Fund is long-term capital appreciation independent of the U.S. equity market.

The investment objective of Steward Global Equity Income Fund is current income along with growth of capital.

The investment objective of Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, Steward Values Enhanced International Fund, Steward Values Enhanced Large Cap Fund and Steward Values Enhanced Small-Mid Cap Fund is long-term capital appreciation.

The investment objective of Steward Select Bond Fund is to provide high current income with capital appreciation.

For each Fund, except Steward Values Enhanced Small-Mid Cap Fund, the Fund’s investment objective is non-fundamental and may be changed without shareholder approval. For each Fund, the Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval. A Fund will provide shareholders with at least 60 days’ notice prior to making any changes to its investment objective or 80% investment policy. For Steward Values Enhanced Small-Mid Cap Fund, the Fund’s investment objective is fundamental and may not be changed without shareholder approval. Although major changes tend to be infrequent, any major changes to a Fund could result in significant portfolio turnover and/or significant redemptions from the Fund, which could raise transaction costs and could result in increased taxable distributions to shareholders and distributions that would be taxable to shareholders at higher federal income tax rates. In addition, any major changes to other investment products offered by Crossmark or an affiliate, including new product launches, could also result in significant redemptions by shareholders of a Fund in order to purchase shares of another Fund or investment product offered by Crossmark or an affiliate, which similarly could raise transaction costs and could result in increased taxable distributions to shareholders and distributions that would be taxable to shareholders at higher federal income tax rates (e.g., short-term capital gains).

The information on the prior pages describe each Fund’s principal investment policies and strategies intended to achieve each Fund’s investment objective. The investment types detailed for each Fund are further described in the Statement of Additional Information. See “Principal Risks” below for additional information regarding the principal risks of investing in each Fund.

Other Investment Practices

From time to time, each Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political, or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Portfolio Turnover

Each Fund will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund’s investment objective, and there is no limitation on the length of time securities must be held by the Fund prior to being sold. Portfolio turnover rate will not be a limiting factor for a Fund. Steward Covered Call Income Fund’s and Steward Equity Market Neutral Fund’s respective portfolio management may engage in frequent trading of such Fund’s portfolio securities in pursuing the Fund’s strategy. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by a Fund. In addition, a Fund may recognize short-term and long-term capital gains, which may result in taxable distributions to investors that may be greater than those made by other funds. Tax and transaction costs may lower a Fund’s effective return for investors.

Portfolio Holdings

A description of the Funds’ policies and procedures regarding disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information dated August 28, 2026, which is also available on the Funds’ website at www.stewardfunds.com. In addition, each Fund’s portfolio holdings may be viewed on the Fund’s website at www.stewardfunds.com. The portfolio holdings are posted within 30 days after the end of each month.

Shareholder Reports and Other Information

The Funds will send one copy of any prospectus and shareholder report to a household containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Funds at 1-800-695-3208 and the Funds will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Additional Information about the Funds

Each Fund is a series of Steward Funds, Inc. (“SFI”), an open-end management investment company. Crossmark provides management and investment advisory services to the Funds. This Prospectus does not tell you about every policy or risk of investing in each Fund. If you want more information on each Fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Exclusive Forum for Litigation

SFI’s Amended and Restated Bylaws provide that, unless SFI consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any internal corporate claim (as that term is defined in Section 1-101 of the Maryland General Corporation Law), (b) any derivative action or proceeding brought on behalf of SFI, (c) any action asserting a claim of breach of any duty owed by any director, officer or agent of SFI to SFI or to the shareholders of SFI, (d) any action asserting a claim against SFI or any director, officer or agent of SFI arising pursuant to any provision of the Maryland General Corporation Law or SFI’s charter or bylaws, or (e) any action asserting a claim against SFI or any director, officer or agent of SFI that is governed by the internal affairs doctrine. In addition, unless SFI consents in writing to the selection of an alternative forum, the federal district courts of the United States shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws. Other investment companies may not be subject to similar restrictions. The designation of an exclusive forum for litigation may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of an exclusive forum for litigation limits a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the shareholder. It is possible that a court may choose not to enforce these provisions of SFI’s Amended and Restated Bylaws.

PRINCIPAL RISKS

The principal risks of investing in each Fund are summarized above under the “Principal Risks of Investing in the Fund” section for each Fund. The risks described below expand on, and add to, those summaries as appropriate. The chart below identifies which risks apply to each Fund. Each Fund may be subject to additional risks other than those identified below because the types of investments made by each Fund can change over time. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Risk	Steward Covered Call Income Fund	Steward Equity Market Neutral Fund	Steward Global Equity Income Fund	Steward Large Cap Core Fund	Steward Large Cap Growth Fund	Steward Large Cap Value Fund	Steward Select Bond Fund	Steward Values Enhanced International Fund	Steward Values Enhanced Large Cap Fund	Steward Values Enhanced Small-Mid Cap Fund
BBB-/Baa3 Securities Risk							●
Bond Fund Investing Risk							●
Call Options Risk	●
Concentration Policy Risk	●	●	●	●	●	●	●	●	●	●
Depositary Receipts (“DRs”) Risk			●					●
Dividend Risk	●		●
Emerging Market Securities Risk			●					●
Equity Securities Risk	●	●	●	●	●	●		●	●	●
Fixed-Income Securities Risk							●
Focus Risk	●	●	●	●	●	●		●	●	●
Foreign Currency Risk			●					●
Foreign Government Securities Risk							●
Foreign Securities Risk			●					●
General Ratings Risk							●
Growth Stocks Risk			●		●			●
High Portfolio Turnover Risk	●	●		●	●	●

Risk	Steward Covered Call Income Fund	Steward Equity Market Neutral Fund	Steward Global Equity Income Fund	Steward Large Cap Core Fund	Steward Large Cap Growth Fund	Steward Large Cap Value Fund	Steward Select Bond Fund	Steward Values Enhanced International Fund	Steward Values Enhanced Large Cap Fund	Steward Values Enhanced Small-Mid Cap Fund
Illiquid Investments Risk							●
Inflation Risk	●	●	●	●	●	●	●	●	●	●
Information Technology Risk	●	●	●	●	●	●	●	●	●	●
Investment Strategy Risk		●		●	●	●
Issuer Risk	●	●	●	●	●	●	●	●	●	●
Large-cap Companies Risk	●	●	●	●	●	●		●	●
Management Risk	●	●	●	●	●	●	●	●	●	●
Market Disruption and Geopolitical Risk	●	●	●	●	●	●	●	●	●	●
Micro-cap Companies Risk										●
Mortgage Risk							●
National and International Government and Economic Policies Risk							●
Other Investment Companies or Real Estate Investment Trusts Risk	●	●	●	●	●	●	●	●	●	●
Positive Value Investing Risk		●	●	●	●	●	●	●	●	●
Regional Focus Risk			●					●
Repurchase Agreements Risk							●
Risks of Instruments of Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds							●
Security Selection and Market Risk	●	●	●	●	●	●		●	●	●

Risk	Steward Covered Call Income Fund	Steward Equity Market Neutral Fund	Steward Global Equity Income Fund	Steward Large Cap Core Fund	Steward Large Cap Growth Fund	Steward Large Cap Value Fund	Steward Select Bond Fund	Steward Values Enhanced International Fund	Steward Values Enhanced Large Cap Fund	Steward Values Enhanced Small-Mid Cap Fund
Share Ownership Concentration Risk	●	●	●	●	●	●	●	●	●	●
Short Sales Risk		●
Small- and Mid-cap Companies Risk		●	●	●	●	●		●		●
Tax Risk	●
U.S. Government Securities Risk							●
Values-based Screening Policies Risk	●	●	●	●	●	●	●	●	●	●
Value Stocks Risk			●			●		●
Variable and Floating Rate Securities Risk							●

BBB-/Baa3 Securities Risk – Obligations rated BBB- by S&P or Baa3 by Moody’s, or rated comparable by another nationally recognized statistical ratings organization, or deemed of comparable quality by Crossmark, are considered to have speculative characteristics. If an issuer of fixed-income securities defaults on its obligations to pay interest and repay principal, or a bond’s credit rating is downgraded, the Fund could lose money. The total return and yield of obligations rated BBB- or Baa3 may generally be expected to fluctuate more than the total return and yield of securities with more favorable credit ratings. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of such obligations, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the Fund, reduce liquidity for certain investments and/or increase costs. Such obligations may be more thinly traded and may be more difficult to sell and value accurately than securities with more favorable credit ratings as there may be a limited secondary market or no established secondary market. Investments in such obligations could increase liquidity risk for the Fund. In addition, the market for such obligations may be more likely than the markets for securities with more favorable credit ratings to experience sudden and sharp volatility which is generally associated more with investments in stocks.

Bond Fund Investing Risk – Because the Fund prices its assets and determines its share value on each business day based on current market prices, a shareholder cannot rely on the return of principal at a stated maturity date to offset interim price declines, as might be possible for an investor who invests in individual bonds rather than in Fund shares.

Call Options Risk – Writing call options to generate income and to potentially hedge against market declines by generating option premiums involves risk. These risks include, but are not limited to, potential losses if equity markets or individual equity securities do not move as expected and the potential for greater losses than if these techniques had not been used. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

Limited Gains: By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but it will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to additional costs.

Option Exercise: As the writer of a call option, the Fund cannot control the time when it may be required to fulfill its obligation to the purchaser of the option. Once the Fund has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

Lack of Liquidity for the Option: Derivatives may be difficult to sell or unwind. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call position previously written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Lack of Liquidity for the Underlying Security: The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Value Changes: The value of call options will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of events affecting the underlying equity security. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

Depositary Receipts (“DRs”) Risk – Investments in unsponsored DRs (those that are not sponsored by the issuer or a representative of the issuer) involve certain risks not present with sponsored DRs. Investors in unsponsored DRs typically involve expenses not associated with sponsored DRs, such as expenses associated with certificate transfer, custody and dividend payment. For an unsponsored DR there may be several depositaries with no defined legal obligations to the issuer. Duplicate depositaries may lead to marketplace confusion since there would be no central source of information. There can also be greater delays in delivery of dividends and reports to investors than with sponsored DRs. DRs may be issued with respect to securities of issuers in emerging market countries.

Dividend Risk – The income of the Fund may fluctuate due to the amount of dividends that companies elect to pay. Issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. In addition, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time.

Emerging Market Securities Risk – Securities of issuers in emerging and developing countries raise additional risks relative to investments in developed country issuers, including exposure to less mature and diversified economies and to less stable market and political systems, as well as to possible currency transfer restrictions, delays and disruptions in settlement of transactions, and higher volatility than is found in developed countries. The economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

Fixed-Income Securities Risk – Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. If a note has a duration of one year, then a 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the Fund. Increased redemptions from the Fund may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

There is also a risk that fixed-income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

Foreign Currency Risk – Investments in foreign securities involve the risk that the currencies in which those instruments are denominated will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s international investments in foreign currency-denominated securities may reduce the returns of the Fund. Although the Fund’s international investments will primarily be in U.S. dollar-denominated securities, fluctuations in the value of the currencies of the countries in which the foreign companies are located may also affect the value of such securities.

Foreign Government Securities Risk – Dollar-denominated instruments issued by foreign governments, foreign government agencies, foreign semi-governmental entities, or entities whose purpose is to restructure outstanding foreign government securities may not be supported as to payment of principal or interest by the particular foreign government. The issuers of these instruments are not necessarily subject to the same regulatory, accounting, auditing and recordkeeping standards as similar U.S. government or agency instruments would be, and information on such foreign instruments may be more difficult to obtain. Dollar-denominated instruments of foreign government or government-related entities may have similar risks and may not be supported as to payment of principal and interest by the relevant government. Instruments issued by non-U.S. governments may involve risk of default and loss of principal and interest.

Foreign Securities Risk – Investments in securities of issuers in foreign countries involve risks not associated with domestic investments. These risks include, but are not limited to: (1) political and financial instability; (2) currency exchange rate fluctuations; (3) greater price volatility and less liquidity in particular securities and in certain foreign markets; (4) lack of uniform accounting, auditing, and financial reporting standards; (5) less government regulation and supervision of some foreign stock exchanges, brokers and listed companies; (6) delays in transaction settlement in certain foreign markets; (7) less availability of information; and (8) imposition of foreign withholding or other taxes.

General Ratings Risk – Ratings may be unreliable, due to conflicts of interest between the rating agencies and the issuers, the use of incomplete or inaccurate data by the rating agencies and the lag between an event requiring a rating downgrade and the actual rating downgrade.

Growth Stocks Risk – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal or no dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the companies, rather than on fundamental analysis of the stocks. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments or other news. A growth company may fail to achieve expected growth or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. In addition, the growth stocks selected for investment by portfolio management may not perform as anticipated.

High Portfolio Turnover Risk – High portfolio turnover could increase the Fund’s transaction costs, result in taxable distributions to shareholders and negatively impact performance.

Illiquid Investments Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the Fund’s returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. Illiquid securities can also be difficult to value, so there can be no assurance that the Fund can sell the securities at the price at which it is valuing them in determining net asset value.

Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

Information Technology Risk – Cyber-attacks, disruptions or failures that affect the Fund's service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Investment Strategy Risk – With respect to Steward Equity Market Neutral Fund, there is no guarantee that the security selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to the returns and direction of the U.S. stock market. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader U.S. equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies. If the market neutral strategy is unsuccessful, the Fund may be subject to the equity security risk that stock prices decline, which may affect Fund performance. With respect to Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, and Steward Large Cap Value Fund, proprietary and third party data and systems are utilized to support decision making by portfolio management for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

Micro-cap Companies Risk – While all investments involve risk, micro-cap stocks are among the riskiest. Many micro-cap companies are new and have no proven track record. Some of these companies have no assets or revenues. Others have products and services that are still in development or have yet to be tested in the market. Another risk that pertains to micro-cap stocks involves the low volumes of trades. Because many micro-cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock. In addition, because stock analysts are less likely to follow micro-cap companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on micro-cap companies, since they may lack the financial resources of larger companies.

Mortgage Risk – When the Fund purchases mortgages or mortgage-related securities, it is subject to certain additional risks. Declines in the value of property backing these securities will negatively affect the quality of these securities and could reduce the ability of the issuer to sell the property to satisfy its outstanding obligations. The value of the property can be negatively affected by a number of factors, including changes in the neighborhood, factors affecting the particular property or the real estate market generally and poor property maintenance. Rising interest rates tend to extend the duration of mortgages and mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds mortgages or mortgage-related securities. This is known as extension risk. In addition, mortgages and mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the borrower may fail to make scheduled sinking fund payments or may default and that collateral for the mortgage may be inadequate or the terms of the mortgage may be revised. There may also be delays in receiving interest payments and in realizing collateral for these instruments. Finally, there is the potential risk that illiquidity in the market for mortgage-related securities may make it difficult for the Fund to dispose of these instruments or may seriously reduce their sale price.

National and International Government and Economic Policies Risk – Actions and statements of national and international government and economic policy institutions can have effects, which can be substantial, on interest rates and other factors affecting debt obligations, such as trading volume, in addition to broader economic effects. The risk may be elevated compared to historical market conditions because of increased inflation and the current interest rate environment.

Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies, including exchange-traded funds (ETFs), or real estate investment trusts (“underlying funds”). The Fund bears a proportional share of the expenses of such underlying funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such underlying funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced. In addition, to the extent the Fund invests in ETFs, ETF shares may trade at a premium or discount to their net asset value, and the Fund may incur brokerage costs when it buys and sells shares of an ETF.

Positive Value Investing Risk – For Steward Values Enhanced International Fund, Steward Values Enhanced Large Cap Fund and Steward Values Enhanced Small-Mid Cap Fund, increasing exposure to investments that exhibit positive value characteristics carries the risk that the Fund may increase its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics, as used by the Fund, are based on data and rankings generated by one more more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the Fund may fail to increase its exposure to investments that do exhibit positive value characteristics or may increase its exposure to investments that do not exhibit positive value characteristics. If a positive value score cannot be determined for a company due to insufficient information, investments in the company will not be eligible to receive an upweight pursuant to the Fund’s investment process. For Steward Equity Market Neutral Fund, Steward Global Equity Income Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Select Bond Fund, when portfolio management considers positive value characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics are determined by portfolio management based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, portfolio management’s determination regarding a company’s positive value characteristics may be incorrect, which may impact investment decisions for the Fund.

Investors can also differ in their views of what constitutes positive value characteristics. As a result, a Fund may invest in, or increase exposure to, issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Funds’ values-based screening policies.

Regional Focus Risk – Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. Market swings in such a targeted country, countries or regions are likely to have a greater effect on Fund performance than they would in a more geographically diversified fund.

Repurchase Agreements Risk – Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

Risks of Instruments of Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds – Non-U.S. corporations, banks and branches issuing dollar-denominated instruments in the United States (i.e., Yankee Bonds) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks and branches, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks and branches, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments and information about them may be harder to obtain.

Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the recognition of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

Short Sales Risk – The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the securities sold short may have to be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Short positions may be more volatile than long positions due to risks inherent to short selling, including incorrect determinations of equity security valuations and/or the directional movement of stock market averages.

Portfolio management’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets.

The Fund may also pay transaction costs and borrowing fees in connection with short sales and, until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends paid during the period of the loan. This may cause the Fund to have higher expenses than other funds. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, such Fund may maintain high levels of cash or other liquid assets, which may limit the Fund’s ability to pursue other opportunities. In addition, short positions typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase such Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

In the past, in response to market events, regulatory authorities in various countries, including the United States, enacted temporary rules prohibiting the short-selling of certain stocks. If regulatory authorities were to reinstitute such rules or otherwise restrict short-selling, the Fund might not be able to fully implement its short-selling strategy.

Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investments in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased. In addition, because stock analysts are less likely to follow small- and mid-cap companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small- and mid-cap companies, since they may lack the financial resources of larger companies.

Tax Risk – Writing covered call options may significantly reduce or eliminate the amount of dividends that constitute qualified dividend income, which is taxed to individuals and certain noncorporate shareholders at lower rates for federal income tax purposes, provided certain holding period and other requirements are satisfied. Covered calls also are subject to federal income tax rules that: 1) limit the allowance of certain losses or deductions by the Fund; 2) convert the Fund’s long-term capital gains into higher-taxed short-term capital gains or ordinary income; 3) convert the Fund’s ordinary losses or deductions to capital losses, the deductibility of which is more limited; and/or 4) cause the Fund to recognize income or gains without a corresponding receipt of cash. Because the Fund will have no control over the exercise of the call options it writes, it may be forced to realize capital gains or losses at inopportune times.

U.S. Government Securities Risk – The value of fixed-income securities issued or guaranteed by the U.S. government or a U.S. government agency or instrumentality will tend to fall as interest rates increase. Because instruments of U.S. government agencies and instrumentalities have various degrees of U.S. government backing, there can be no assurance that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it may not be obligated to do so by law. Thus, instruments issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by one more more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity. With respect to Steward Equity Market Neutral Fund, the values-based screening policies apply only to long positions.

Value Stocks Risk – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stocks may turn out not to have been undervalued. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. In addition, the value stocks selected for investment by portfolio management may not perform as anticipated.

Variable and Floating Rate Securities Risk – Although these instruments are generally less sensitive to interest rate changes than fixed-rate instruments, their value may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Also, if general interest rates decline, the yield on these instruments will also decline.

SHAREHOLDER INFORMATION Management

Investment Adviser

Crossmark Global Investments, Inc. (“Crossmark”), a wholly-owned subsidiary of Crossmark Global Holdings, Inc. formed in 1982 and located at 9753 Katy Fwy, Suite 200, Houston TX 77024, acts as the investment adviser for each of the Funds. Crossmark provides investment management services to investment companies, pension and profit-sharing plans and accounts, corporations and individuals. As of June 30, 2026, Crossmark managed $9.32 billion in assets.

Crossmark provides investment advisory and values-based screening services to the Funds pursuant to an investment advisory agreement. A discussion of the basis for the Board of Directors’ (the “Board”) approval of the investment advisory agreement for the Funds will be available in the Funds’ semi-annual financial statements and additional information report for the six-month period ended October 31, 2026 filed on Form N-CSR (available on the EDGAR Database on the Securities and Exchange Commission’s (“SEC”) website at sec.gov) and will be posted on the Fund’s website at www.stewardfunds.com. As compensation for Crossmark’s services as investment adviser, the following Funds paid the following fees to Crossmark, as a percentage of each Fund’s average daily net assets, for the fiscal year ended April 30, 2026: Steward Covered Call Income Fund, 0.49%*; Steward Equity Market Neutral Fund, 1.00%; Steward Global Equity Income Fund, 0.625%; Steward Large Cap Core Fund, 0.37%*; Steward Large Cap Growth Fund, 0.39%*; Steward Large Cap Value Fund, 0.31%*; Steward Select Bond Fund, 0.315%; Steward Values Enhanced International Fund, 0.365%; Steward Values Enhanced Large Cap Fund, 0.215%; and Steward Values Enhanced Small-Mid Cap Fund, 0.215%.

*	Reflecting the effect of expense limitations and/or fee waivers then in effect.

For the following Funds, Crossmark has contractually agreed through August 31, 2027 to waive fees and reimburse expenses to the extent that total annual Fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) exceed the respective rates for Class A, Class C, Class R6 and Institutional Class shares set forth in the table below.

Fund	Class A	Class C	Class R6	Institutional Class
Steward Covered Call Income Fund	1.25%	2.00%	1.00%	1.00%
Steward Equity Market Neutral Fund	2.25%	3.00%	2.00%	2.00%
Steward Large Cap Core Fund	1.00%	1.75%	0.75%	0.75%
Steward Large Cap Growth Fund	1.00%	1.75%	0.75%	0.75%
Steward Large Cap Value Fund	1.00%	1.75%	0.75%	0.75%

If it becomes unnecessary for Crossmark to waive fees or make reimbursements, Crossmark may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) to exceed the applicable expense limitation in effect at the time of recoupment or in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Directors at any time and will terminate automatically upon termination of the Investment Advisory Agreement. From time to time, Crossmark may voluntarily waive fees or reimburse expenses of the Fund. These voluntary waivers or reimbursements may be terminated at any time at the option of Crossmark.

Portfolio Managers

Robert Doll, CPA, CFA, joined Crossmark in May 2021 as Chief Investment Officer. Mr. Doll now serves as Crossmark’s President, Chief Executive Officer and Chief Investment Officer. Prior to joining Crossmark, he held roles of Senior Portfolio Manager and Chief Equity Strategist at Nuveen and BlackRock, President and Chief Investment Officer at Merrill Lynch Investment Managers, and Chief Investment Officer at Oppenheimer Funds, Inc. He received his Bachelor’s Degrees in Accounting and Economics from Lehigh University and his MBA from the Wharton School of the University of Pennsylvania. He is a Certified Public Accountant (CPA) and a CFA® charterholder.

Paul Townsen began his career with Crossmark in 1993. Mr. Townsen’s responsibilities have included portfolio management, portfolio analytics, allocation maintenance, soft dollar management, and numerous other leadership positions. Mr. Townsen was involved with equity index trading for Crossmark’s institutional clients for nearly two decades and his years of experience as a senior equity and derivatives trader bring a strong knowledge of the unique factors associated with equity index trading. Mr. Townsen also brings expertise in trading taxable and tax-exempt bonds, as he also previously served as Crossmark’s head bond trader. Mr. Townsen currently serves as Managing Director – Portfolio Manager of Crossmark. Mr. Townsen received his Bachelor’s Degree in Finance from The University of the Incarnate Word.

Victoria Fernandez, CFA, began her career in 1994 with Fayez, Sarofim & Co., where she remained employed for eighteen years and was involved in all aspects of the company’s fixed-income portfolio management process. Ms. Fernandez joined Crossmark in 2012, as a portfolio manager and Head of Fixed Income Investment. Ms. Fernandez now serves as Crossmark’s Chief Market Strategist. Ms. Fernandez received her Bachelor’s Degree from Rice University and her Master’s Degree from Texas A&M University’s Mays Business School and is a CFA® charterholder.

Ryan Caylor, CFA, began his career in 2011 as an Associate in the Valuation Group at PricewaterhouseCoopers, LLP. In 2013, Mr. Caylor joined Tudor, Pickering, Holt & Co. as a sell-side equity research analyst covering competitive power and electric utilities stocks. Mr. Caylor joined Crossmark in 2016 and currently serves as a Portfolio Manager and Head of Research. Mr. Caylor graduated from Tulane University with a Bachelor’s Degree in Finance, as well as Master’s Degrees in Accounting and Finance, and is a CFA® charterholder.

Rob Botard, CFA, joined Crossmark in May 2022 as a Portfolio Manager. Mr. Botard currently serves as Managing Director – Head of Equity Investments of Crossmark. Prior to joining Crossmark, he served as a portfolio manager at Invesco Ltd. focusing primarily on dividend value investment strategies. He also had roles in quantitative and equity analysis and as a derivatives trader at Invesco. Rob holds a B.B.A. in Finance and International Business from the University of Texas at Austin and a Master of International Management from Thunderbird, The American Graduate School of International Management. He is also a CFA® charterholder.

Andrew Cullivan, CFA, joined Crossmark in April 2024 as a Portfolio Manager. Prior to joining Crossmark, he served as a portfolio manager for Veriti Management. He began his career with FactSet Research Systems Inc. specializing in quantitative and risk management. Mr. Cullivan earned his bachelor’s degree in Finance from Bentley University and is a CFA® charterholder.

Day-to-day management of each Fund is carried out by the portfolio managers or portfolio manager, as applicable, listed under the “Management” section in the applicable Fund’s summary section above.

The Funds’ Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by such portfolio manager, and such portfolio manager’s ownership of securities in the Fund for which the portfolio manager provides portfolio management services.

Values-Based Screening Policies

The Funds offer investors the opportunity to pursue investment goals while being consistent with widely-held traditional values. In implementing its investment strategies, each Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) owning and/or operating facilities where abortions are permitted or leasing real estate to such facilities; (6) directly involved in providing active euthanasia procedures and/or Medical Assistance in Dying (MAID) services; (7) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (8) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (9) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from one or more third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which a Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that each Fund does not hold any prohibited investments. If during a quarterly review, a security held in a Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because each Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, each Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, euthanasia, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion facilities screen, health care real estate investment trusts are categorically screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

The Funds may apply additional values-based screening criteria that are deemed by the Funds’ Board, in consultation with Crossmark, to be consistent with widely-held traditional values.

With respect to Steward Equity Market Neutral Fund, the values-based screening policies apply only to long positions.

Administrator and Fund Accounting and Sub-Administration Services Provider

Pursuant to an Administration Agreement, Crossmark provides administration and compliance services to the Funds. For its administration and compliance services under the Administration Agreement, Crossmark receives a monthly fee from each Fund calculated at the annual rate of 0.0750% on the first $1 billion of the average daily net assets of that Fund and 0.0675% of assets over $1 billion.

The Northern Trust Company (“Northern Trust”) acts as fund accounting and sub-administration services provider for each Fund.

Buying and Selling Fund Shares

Share Price

The purchase and redemption price for shares of each class of a Fund is based on the per share net asset value (“NAV”) for that class that is next determined after your purchase or sale order is received by the Fund, Transfer Agent or authorized dealer, although for Class A and Class C shares it may be adjusted for any applicable sales charge. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced after the close of regular trading on the Exchange, normally 4:15 p.m. Eastern Time. A temporary intraday suspension or disruption of regular trading on the Exchange will not be treated as the close of regular trading for that day if trading resumes and therefore will not impact the time at which a Fund calculates its share price on that day. In the event of an early close of regular trading on the Exchange, such as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading, a Fund will calculate its share price as of the early close on that day. In such event, an order received before the early close will generally be effected at the share price calculated that day and an order received after the early close will be effected at the share price next calculated. The Funds do not price their shares on days the Exchange is closed for trading— normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veterans Day. NAV of a class reflects the aggregate assets less the liabilities attributable to that class.

Equity securities listed on a domestic exchange are valued at the official closing price or last trade price, or the last bid price if there was no trade that day. Equity securities traded on The NASDAQ Stock Market LLC (“Nasdaq”) use the official closing price, if available, and otherwise, use the last trade price, or the last bid price if there was no trade on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on Nasdaq, are valued at the last trade price. Equity securities listed on a foreign exchange are valued at the official closing price or last trade price, or, if there was no trade that day, the last bid price or the mean of the last bid and asked prices, depending on the exchange. American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)

listed on an exchange are priced at the official closing price or last trade price. Open-end money market mutual funds are valued at NAV per share. Exchange-traded equity options are valued at the (i) settlement price (official closing price) or last trade price, or, (ii) if there was no trade that day, at the mean of the last bid and asked prices. These prices will be obtained by the Funds’ accounting agent from an approved pricing source. If no such price can be obtained by the Funds’ accounting agent, the security will be valued at the last trade price unless Crossmark determines an alternative pricing methodology is appropriate.

Domestic fixed income securities, including short-term instruments, are priced at an evaluated bid price provided by an approved pricing source. Foreign fixed income securities are priced at the mean of evaluated bid and asked prices provided by an approved pricing source.

If portfolio investments held by the Funds cannot be valued as set forth above or if a market quotation for a portfolio investment is not readily available, or cannot be determined, or if any market quotation is deemed to be unreliable or inaccurate by Crossmark, the portfolio investment will be priced at its fair value as determined by Crossmark. It cannot be assured that any such fair value determination represents the price at which the particular portfolio investments could be sold during the period in which such fair value prices are used to determine the value of a Fund’s assets. Thus, during periods when one or more of a Fund’s portfolio investments are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

A Fund may invest in non-U.S. securities that trade in foreign markets where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of a Fund portfolio investment was so established but before the Fund’s NAV per share is determined that is likely to change materially the value of said portfolio investment and therefore change the Fund’s NAV, the portfolio investment would be valued at its fair value as determined by Crossmark. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

Share Certificates

The Funds will not issue certificates representing shares.

Telephone Transactions

Unless declined on the Investment Application, the Funds are authorized to accept orders for additional purchases, redemptions, and exchanges by phone. You will be liable for any fraudulent order as long as the Funds have taken reasonable steps to assure that the order was proper. Also note that, during unusual market conditions, you may experience delays in placing telephone orders. In that event, you should try one of the alternative procedures described below.

BUYING FUND SHARES

Minimum Investment and Eligibility Requirements

See “Minimum Investment and Eligibility Requirements” above under each Fund’s summary section.

How to Invest

You may purchase, exchange or redeem shares of the Funds on any day on which Northern Trust and the Exchange (and the bond markets for Steward Select Bond Fund) are both open for business. You may use any of the following methods to purchase Fund shares:

Through Authorized Dealers. You may place your order through any dealer authorized to take orders for the Funds. An authorized dealer is one that has entered into a selling agreement with the Fund’s distributor. A dealer that has not entered into such an agreement is not authorized to sell shares of the Fund. If the order is received by the authorized dealer by the close of regular trading on the Exchange, you will generally receive that day’s share price. Orders received subsequent to the close of regular trading on the Exchange will receive the share price next determined. It is the dealer’s responsibility to transmit orders timely.

Through the Distributor. You may place orders directly with the Funds’ distributor (except with respect to Class R6 shares) by mailing a completed Investment Application, with a check or other negotiable bank draft payable to Steward Funds, to the Funds’ Transfer Agent:

Transfer Agent’s Address

Regular Mail Steward Funds c/o The Northern Trust Company P.O. Box 4766 Chicago, IL 60680-4766	Overnight Mail Steward Funds c/o The Northern Trust Company 333 South Wabash Avenue Attn: Funds Center, Floor 38 Chicago, IL 60604

Northern Trust acts as custodian of the Steward Funds Traditional, Roth, SEP, and SIMPLE IRA accounts and Coverdell ESA accounts established directly through the Funds’ distributor. Additional terms and conditions related to the establishment and maintenance of those accounts can be found in the applicable custodial agreement and disclosure statement provided by Northern Trust.

Remember to make your check in an amount no less than any applicable minimum noted under the “Minimum Investment and Eligibility Requirements” section above. The funds for your purchase order are due on a T+1 basis (i.e., one day after the transaction takes place) unless the purchase order is made through the National Securities Clearing Corporation (NSCC). Payment for orders placed with the

Transfer Agent must be received by the Transfer Agent within three business days after the order is placed. Otherwise, you will be liable for any losses resulting from your purchase order. Checks from third parties will not be accepted. Subsequent investments may be mailed to the same address. Confirmations of each purchase and transaction in the account are sent to the shareholder’s address of record.

Investing By Wire Transfer. You may purchase shares by wire transfer if you have an account with a commercial bank that is a member of the Federal Reserve System. Your bank may charge a fee for this service.

For an initial investment by wire transfer, you must first complete a new account application. An application can be obtained by calling 1-888-845-6910 or by visiting the Funds’ website at www.stewardfunds.com. For assistance in completing the application, please contact 1-800-695-3208.

Please mail your completed form to Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766, or fax the application to 312-557-3320.

After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephone by calling the Fund’s Transfer Agent, Northern Trust, at 1-800-695-3208.

In-Kind Purchases

A Fund may issue its shares in exchange for securities held by the purchaser, when approved by the Board, in its sole discretion, or pursuant to procedures adopted by the Board, if any, following a determination that (a) such in-kind exchange is advisable under the circumstances and (b) the securities to be exchanged are consistent with the Fund’s investment objective and policies. The value of securities to be so exchanged will be determined on the day of the exchange in accordance with the Fund’s policies for valuing its portfolio securities and the Fund will issue shares to the purchaser, valued on the day of the exchange, in an amount equal to the value of the exchanged securities, as so determined. A Fund will not accept securities for in-kind purchases of shares unless Crossmark determines that the value of such securities can be calculated under the Fund’s procedures for valuing its portfolio securities. A Fund also generally will not accept securities that are subject to restrictions on resale. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the Fund in question, along with the securities. Fund shares purchased in exchange for securities, as described in this paragraph, generally cannot be redeemed for fifteen days following the in-kind purchase to allow time for the transfer to settle. In-kind purchases may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to a Fund.

Telephone Investment

If you have opened an account through the Funds’ distributor, you may make additional investments by telephone unless you declined that option on your

Investment Application. You may place a telephone order by calling the Transfer Agent at 1-800-695-3208. If your account was opened through an authorized dealer, you may be required to place additional orders through that dealer.

If you place your telephone order by the close of regular trading on the Exchange, you will generally receive that day’s share price. Orders placed subsequent to the close of regular trading on the Exchange will receive the share price next determined.

Electronic Purchases

If your bank is a U.S. bank that participates in the Automated Clearing House (ACH), you may elect to make subsequent investments through ACH. Complete the Banking Services option on the Investment Application or call 1-800-695-3208. Your account can generally be set up for electronic purchases within 15 days. Your bank or broker may charge for this service.

Wire transfers (see “Investing by Wire Transfer,” above) allow financial institutions to send funds to each other almost instantaneously. With an electronic purchase or sale, the transaction is made through ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

Pre-Authorized Investment

If you hold or are purchasing Class A or Class C shares, you may arrange to make regular monthly investments of at least $50 automatically from your bank account by completing the Automatic Investment Plan option on the Investment Application.

Tax-Advantaged Retirement Plans

Fund shares may be used for virtually all types of tax-advantaged retirement plans, including traditional and Roth Individual Retirement Accounts (“IRAs”), 401(k) plans, Coverdell Education Savings Accounts, and Simplified Employee Pension Plans. For more information, call 1-888-845-6910.

Frequent Transactions

The Board has determined that the Funds are not likely to attract abusive short-term traders due to the fact that the Funds’ portfolio securities are primarily traded in U.S. markets and do not offer attractive opportunities to profit from short-term trading. Accordingly, the Board has determined to permit short-term trading and not to impose a redemption fee on short-term trades at this time. To the extent that short-term trading does occur, such trading may result in additional costs for the Funds. Any future changes to the Funds’ policies and procedures regarding frequent transactions will be disclosed in an amendment or supplement to the Funds’ Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

● Name

● Date of birth (for individuals)

● Residential or business street address (although post office boxes are still permitted for mailing)

● Social security number, taxpayer identification number, or other identifying number

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identify by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the share price next calculated after the account is closed.

Selling Fund Shares

When you sell your shares, proceeds from the sale will generally be in the form of cash, though each Fund reserves the right to redeem in kind as described below. Each Fund typically expects to satisfy redemption requests by using available cash or selling portfolio assets if available cash is not sufficient to meet redemption requests. Each Fund may use either cash, portfolio sales, or redemption in kind to satisfy redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid and/or illiquid investments, a Fund may be more likely to pay redemption proceeds by giving you securities.

Through Authorized Dealers. You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or facsimile directly with the Funds’ Transfer Agent and you will receive the share price next determined after the order is received. The Funds do not charge a fee for these redemptions (but will assess any applicable

CDSC), but a dealer may impose a charge for this service. Redemption proceeds will be paid within three days after the Transfer Agent receives a redemption order in proper form.

Through the Transfer Agent. You may redeem shares by telephone on any business day by calling the Transfer Agent at 1-800-695-3208. You may also redeem your Fund shares by writing to the Transfer Agent’s address (see “Buying Fund Shares,” above). You will generally receive a check for your redemption amount within a week after your request is received; however, the Funds typically expect that redemption proceeds will be sent out within one day by check after your redemption request is received. As noted below under “Expedited Redemptions”, under certain circumstances, redemption proceeds may be sent out by wire on the next day after the redemption request. The Funds do not charge any fee for redemptions (but will assess any applicable CDSC).

Certain transactions will require a signature guarantee. See “Signature Verification for Certain Transactions,” below.

Redemption of Shares Purchased by Check. Redemptions of amounts purchased by check may be withheld until the purchase check has cleared, which may take up to 15 days from the purchase date.

Expedited Redemption

If you want to redeem at least $1,000 of Fund shares and have not declined banking services on the Investment Application currently on file with the Transfer Agent, you may request that your redemption proceeds be wired to a broker-dealer or commercial bank that you previously designated on the Investment Application by calling the Transfer Agent at 1-800-695-3208. Redemption proceeds will be forwarded the next day to the designated entity. You are urged to place your redemption request early in the day to permit efficient management of the Funds’ cash reserves. The Funds do not impose a special fee for this service. However, the Funds (and their service providers) reserve the right to modify or not to offer this service in the future. The Funds (and their service providers) will attempt to give shareholders reasonable notice of any such change.

Systematic Withdrawal

If you hold Class A or Class C shares, you may arrange for periodic withdrawals of $50 or more if you have invested at least $5,000 in a Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annually, or annually. If you elect this plan, you must elect to have all your dividends and distributions reinvested in shares of the particular Fund. Note that payments under this plan come from redemptions of your Fund shares. The payments do not represent a yield from a Fund and may be a return of capital, thus depleting your investment. Payments under this plan will terminate when all of your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of your withdrawals, and the yield and share price of the Fund, which can be expected to fluctuate.

You may terminate this plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Funds, and there is no direct charge to you.

Redemption in Kind

A Fund will generally review a redemption in excess of $10 million to consider whether a redemption in kind, either partially or fully, would be appropriate under the circumstances. If a Fund pays you for shares you sell by redeeming in kind, that is, by giving you securities, you will bear any brokerage costs imposed when you sell those securities, and you will bear the market risk on those securities until you sell them. A redemption in kind is taxable for federal income tax purposes to the same extent as a redemption for cash.

Redemption Suspensions or Delays

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the Exchange is closed for unusual circumstances, when trading on such exchange is restricted, or when the SEC allows redemptions to be suspended.

Involuntary Redemption of Small Accounts

Because it is costly to other shareholders of a Fund to maintain small accounts, each of the Funds reserves the right to redeem your Fund shares and close your account if the NAV of your account falls below $1,000 for a regular account or for an individual retirement account. Before a Fund redeems your Fund shares and closes your account, you will be notified and given 60 days in which to make additional investments sufficient to bring your account up to the required minimum and thereby avoid having your Fund shares redeemed and your account closed. An involuntary redemption, as with a sale of your Fund shares, may have tax consequences.

Exchanging Fund Shares

Exchanges between the same share classes of different Steward Funds are permitted. Certain exchanges between different share classes of the same Steward Fund are also permitted, as described below and in each case subject to Crossmark’s discretion:

●	Class A to Institutional Class or Class R6. Subject to eligibility requirements.
●	Class C to Class A or Institutional Class. Subject to eligibility requirements and only in instances where the Class C shares are not currently subject to a CDSC.
●	Institutional Class to Class R6. Subject to eligibility requirements.
●

Institutional Class to Class A or Class C. Subject to eligibility requirements and only in connection with a change in a financial intermediary’s account type or otherwise in accordance with the intermediary’s policies and procedures that renders a shareholder ineligible for Institutional Class shares. The availability of this exchange privilege depends on the policies, procedures and trading platforms of the intermediary. Investors should contact their financial intermediary to learn more about the details of this exchange feature.

An exchange must satisfy the applicable minimum investment and other eligibility requirements for the share class and the Steward Fund into which you wish to exchange and such Steward Fund must be available for sale in your state. Shares are exchanged at equal aggregate value based on the respective NAVs of the applicable share classes.

There is no sales charge or other fee charged on exchanges, except:

●

if you exchange Class A shares of Steward Select Bond Fund for Class A shares of a different Steward Fund, you may be subject to a front-end sales charge based on the difference in the front-end sales charge applied to your original purchase of Class A shares of Steward Select Bond Fund and the front-end sales charge that would have applied if your original purchase was of Class A shares of the different Steward Fund (if higher); and

●

if you exchange Class C shares of a Fund for Class C shares of a different Steward Fund you may be subject to the CDSC if you redeem your exchanged shares prior to twelve months from the date you originally purchased shares.

These exchange privileges may be amended or terminated upon 60 days’ notice to shareholders.

You may place an exchange order by:

● Mailing your exchange order to the Transfer Agent’s address.

● Telephoning 1-800-695-3208. Telephone exchange orders may be placed from 8:00 a.m. to 4:00 p.m. Eastern Time on any business day. You may decline this option on the Investment Application.

Remember that exchanges between different Steward Funds are treated as a sale of shares, with possible tax consequences. However, exchanges between different share classes of the same Steward Fund generally are not taxable for federal income tax purposes and no gain or loss will generally be reported on such exchanges for federal income tax purposes. See “Dividends, Distributions, and Tax Matters” below.

Signature Verification for Certain Transactions

Signature Guarantees. To protect you and the Funds against fraud, certain redemption options require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. The acceptable Medallion program is the Securities Transfer Agents Medallion Program (STAMP). The Transfer Agent reserves the right to reject a signature guarantee if it is not provided by an acceptable Medallion guarantor. The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

●	A change to a shareholder’s record name without supporting documentation (such as a marriage certificate, divorce decree, etc.);
●	A redemption from an account for which the address or account registration has changed within the last ten business days;
●	A request to send redemption and distribution proceeds to any person, address, brokerage firm, or bank account not on record;
●	A request to send redemption and distribution proceeds to an account with a different registration (name or ownership) from yours; and
●	An addition or change to ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The Transfer Agent reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances, or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted. A notary public cannot provide a signature guarantee.

The Funds may also require a medallion signature guarantee if you request any of the following nonfinancial transactions:

●	A change of name;
●	Add/Change banking instructions;
●	Add/Change beneficiaries;
●	Add/Change authorized account traders;
●	Adding a Power of Attorney;
●	Add/Change Trustee; or
●	UTMA/UGMA custodian change.

Choosing a Share Class; Sales Charges; Distribution and Service Arrangements; Payments to Financial Intermediaries

Choosing a Share Class

All classes of a Fund have the same investment objective and investments, but each class has its own fees and expenses, offering you a choice of cost structures. Your financial intermediary may also charge you additional fees, commissions or other charges. Share classes may be subject to eligibility requirements discussed elsewhere in this Prospectus.

Included below is a summary of the cost structure of each share class:

Class A

●	Steward Select Bond Fund: Sales charge of up to 3.75% when you buy shares
●	All other Funds: Sales charge of up to 5.75% when you buy shares
●	In most cases, no contingent deferred sales charge (CDSC) when you sell shares
●	0.25% annual distribution and/or service fee under the Service and Distribution Plan
●	Subject to fees under the Sub-Accounting Services Plan

Class C (For Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, Steward Select Bond Fund, Steward Values Enhanced International Fund, Steward Values Enhanced Large Cap Fund and Steward Values Enhanced Small-Mid Cap Fund, Class C shares are not currently available for purchase.)

●	No sales charge when you buy shares
●	CDSC of 1.00% when you sell shares you bought within the last twelve months
●	0.75% annual distribution fee and 0.25% annual service fee under the Service and Distribution Plan
●	Subject to fees under the Sub-Accounting Services Plan

Class R6 (For Steward Equity Market Neutral Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Select Bond Fund, Class R6 shares are not currently available for purchase.)

●	No sales charge when you buy or sell shares
●	Not subject to fees under the Service and Distribution Plan or Sub-Accounting Services Plan
●	Sold only through authorized dealers that have an omnibus account in place; not available for purchase directly through the Funds’ distributor

Institutional Class

●	No sales charge when you buy or sell shares
●	Not subject to fees under the Service and Distribution Plan
●	Subject to fees under the Sub-Accounting Services Plan

The front-end sales charge on purchases and the CDSC on redemptions of Class A shares and the CDSC on redemptions of Class C shares are paid to the Funds’ distributor, Crossmark Distributors, who may distribute all or a portion of the sales charge to your financial representative. In certain instances described below, a sales charge may be waived by Crossmark Distributors or your financial representative. If your financial representative agrees to waive any sales charge due to it from Crossmark Distributors, Crossmark Distributors will not collect the sales charge on your purchase or redemption.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your sales directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (see Appendix A). In all instances it is the shareholder’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary.

Sales Charges

Class A Shares

Class A shares are subject to a front-end sales charge that varies with the amount you invest, as shown below. The authorized dealer commission as a percentage of the offering price is the full amount of the applicable front-end sales charge.

Your investment	Front-end sales charge as % of offering price[1,2]	Front-end sales charge as % of your net investment[2]
Steward Select Bond Fund
Under $50,000	3.75%	3.90%
$50,000-$99,999	3.25%	3.36%
$100,000-$249,999	2.75%	2.83%
$250,000-$499,999	2.00%	2.04%
$500,000-$999,999	1.00%	1.01%
$1 million or more	None[3]	None[3]
All Other Funds
Under $50,000	5.75%	6.10%
$50,000-$99,999	4.50%	4.71%
$100,000-$249,999	3.50%	3.63%
$250,000-$499,999	2.60%	2.67%
$500,000-$999,999	2.00%	2.04%
$1 million or more	None[3]	None[3]

[1]	The “offering price”, the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
[2]	Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.
[3]	Refer to “Class A NAV Sales” below for additional details.

You may be able to lower your Class A sales charge if:

●	you indicate your intent in writing to invest at least $50,000 in any share class of any Steward Fund over the next 13 months (Letter of Intent)
●	your holdings in share classes of any Steward Fund you already own plus the amount you’re investing now in Class A shares is at least $50,000 (Cumulative Discount); or
●	you are investing a total of $50,000 or more in any share class of two or more Steward Funds on the same day (Combined Purchases)

The point of these three features is to let you count investments made at other times or in other Steward Funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (i.e., your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in Steward Funds. This includes, for example, investments held in a retirement account, an employee benefit plan or with a financial representative other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial representative or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial representative or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

Information about sales charge discounts is available free of charge. Please visit www.stewardfunds.com or consult with your financial representative. Certain intermediaries may provide different sales charge discounts which are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix A to this Prospectus.

In certain circumstances listed below, you may be able to buy Class A shares without a sales charge. In addition, certain intermediaries may provide different sales charge waivers. These waivers and the applicable intermediaries are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix A to this Prospectus. Your financial representative or the Transfer Agent can answer questions and help you determine if you are eligible for any of the sales charge waivers.

Class A NAV Sales. Class A shares may be sold at NAV without a sales charge to:

1.

Class A shareholders of a Fund as of October 29, 2021 in connection with additional investments in Class A shares of that same Fund. Purchases by such shareholders of Class A shares of a different Steward Fund in which such shareholders were not invested as of October 29, 2021 are subject to the front-end sales charge;

2.

investors investing $1 million or more, either as a lump sum or through the sales charge reduction features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another NAV privilege is available. Purchases pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within 12 months of the original purchase date;

3.	a current or former Director of Steward Funds;
4.

an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Crossmark or its affiliates or of a broker-dealer authorized to sell shares of a Steward Fund or service agents of a Steward Fund;

5.	certain professionals who assist in the promotion of Steward Funds pursuant to personal services contracts with Crossmark Distributors, for themselves or immediate members of their families;
6.	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (3) and (4);
7.	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;
8.

selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Steward Fund for their clients pursuant to an agreement with Crossmark Distributors or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

9.

persons who purchase such shares through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by Crossmark Distributors, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a Fund;

10.

financial service firms that have entered into an agreement with Crossmark Distributors to offer Class A shares through a no-load network, platform or self-directed brokerage account that may or may not charge transaction fees to their clients. Refer to the section entitled “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix A to this Prospectus for information about available sales charge waivers through certain intermediaries;

11.

Employer-sponsored retirement plans that are maintained by a Fund at an omnibus level or are part of retirement plans or platforms offered by banks, broker-dealers, financial representatives or insurance companies or serviced by retirement recordkeepers (each, an “Employer-Sponsored Retirement Plan”). For purposes of this sales charge waiver, the term “Employer-Sponsored Retirement Plan” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, but does not include SEP IRAs, SIMPLE IRAs, or Salary Reduction Simplified Employee Pension Plans (SARSEPs) (each, an “Employer-Sponsored IRA”);

In addition, Class A shares may be sold at NAV without a sales charge in connection with:

12.

the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by Crossmark Distributors and consistent with regulatory requirements;

13.	reinvestment of Fund dividends and distributions;
14.	exchanging an investment in Class A shares of a Steward Fund for an investment in Class A shares of another Steward Fund; and
15.

Exchanging an investment in Class C or Institutional Class shares of a Steward Fund for an investment in Class A shares of the same Steward Fund pursuant to an exchange privilege described in this Prospectus (see “Exchanging Fund Shares” above).

Class C Shares

Class C shares are subject to a CDSC of 1.00% if you redeem your shares within twelve months of purchase. When you redeem Class C shares that are subject to the CDSC, the CDSC is based on the original purchase cost or current NAV of the shares sold, whichever is less. Reinvested dividends and share appreciation are not subject to the CDSC. In processing orders to redeem shares, shares not subject to the CDSC are redeemed first. The CDSC is not imposed when you exchange your Class C shares for Class C shares of a different Steward Fund, but you may be subject to the CDSC if you redeem your exchanged shares prior to twelve months from the date you originally purchased shares. The CDSC may be waived under certain circumstances described below:

1.	investors redemption of shares of a shareholder (including a registered joint owner) who has died;
2.

redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

3.	redemptions under a Fund’s Systematic Withdrawal Plan at a maximum of 12% per year of the NAV of the account;
4.

redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to Steward Funds and whose dealer of record has waived the advance of the first year service and distribution fees applicable to such shares and agrees to receive such fees quarterly;

5.

redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus recordkeeping system provided the dealer of record had waived the advance of the first year service and distribution fees applicable to such shares and has agreed to receive such fees quarterly;

6.

redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and

7.	redemptions to satisfy required minimum distributions from an IRA account.

Your financial representative or the Transfer Agent can answer your questions and help you determine if you’re eligible for a CDSC waiver. In addition, certain intermediaries may provide different CDSC waivers. These waivers and the applicable intermediaries are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix A to this Prospectus.

Class C to Class A Conversion Feature

Class C shares will automatically convert to Class A shares of the same Fund at the relative NAVs of the two classes on the 3rd Friday of the month in which the eighth anniversary of the date of purchase occurs, provided that the relevant Fund or the financial intermediary through which the shareholder purchased such Class

C shares has records verifying the completion of the eight-year aging period. If the 3rd Friday of such month falls on a non-business day, then the conversion will occur on the next business day. Class C shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to Class A shares on a pro rata basis with the Class C shares. For purposes of calculating the time period remaining on the conversion of Class C shares to Class A shares, Class C shares received in an exchange retain their original purchase date. No sales charges or any other charges will apply to any such conversion. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. For additional information about conversion terms of financial intermediaries, refer to your intermediary’s website and the section entitled “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix A to this Prospectus.

Reinstatement Feature

If you sell shares in a Fund for which you paid a sales charge and then decide to invest in Steward Funds again within six months, you may be able to take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Steward Fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left the Steward Funds (this may result in a tax liability for federal income tax purposes). You’ll be reimbursed (in the form of Fund shares by Crossmark Distributors) for any CDSC you paid when you sold shares in a Steward Fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your financial representative.

Distribution and Service Arrangements

Class A and Class C Service and Distribution Plan

Crossmark Distributors serves as the Funds’ distributor. Each of the Funds has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan allows each Fund, out of assets attributable to Class A shares, to compensate Crossmark Distributors at an annual rate of 0.25% for its services in connection with the sale and distribution of Class A shares and for services to Class A shareholders. The Plan allows each Fund, out of assets attributable to Class C shares, to compensate Crossmark Distributors at an annual rate of 1.00% for its services in connection with the sale and distribution of Class C shares and for services to Class C shareholders. Because these fees are paid out of Class A and Class C assets on an ongoing basis over time these fees will increase the cost of your investment in Class A and Class C shares and may cost you more than paying other types of sales charges. Institutional Class and Class R6 shares are not subject to the Plan.

Class A, Class C and Institutional Class Sub-Accounting Services Plan

Each Fund has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares. The Sub-Accounting Services Plan provides that each Fund, out of assets attributable to the applicable share class, shall reimburse Crossmark Distributors for payments by Crossmark Distributors to certain third-party providers that assist in the servicing of certain group accounts in which Fund shareholders of the applicable share class participate. For asset-based fee arrangements between Crossmark Distributors and third-party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable share class of the Fund. For per-account arrangements between Crossmark Distributors and third-party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to any fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan.

Payments to Financial Intermediaries (Not Applicable to Class R6)

Crossmark and/or Crossmark Distributors may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to selected unaffiliated broker-dealers or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under the Service and Distribution Plan, or fees payable under the Sub-Accounting Services Plan, and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this Prospectus or the Statement of Additional Information as payable to all financial representatives. For example, Crossmark and/or Crossmark Distributors may, using their legitimate profits, compensate financial representatives for providing a Fund with “shelf space” or access to a third party platform or Fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting Crossmark Distributors access to the financial representative’s sales force; granting Crossmark Distributors access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of Crossmark and/or Crossmark Distributors’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s Fund transactions.

The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial representative, the particular Fund or Fund type or other measures as agreed to by Crossmark or Crossmark Distributors and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of Crossmark and Crossmark Distributors from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.

Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of a Fund or of any particular share class of a Fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of a Fund.

Dividends, Distributions, and Tax Matters

Dividends and Distributions. Each Fund distributes substantially all of its net investment income and realized net capital gains to shareholders for each Fund’s taxable year, and pays its dividends and other distributions in additional shares of the Fund, with no sales charge. However, you may elect on the Investment Application to:

Option # 1 — receive income dividends in cash and capital gain distributions in additional Fund shares; or

Option # 2 — receive all dividend and capital gain distributions in cash; or

Option # 3 — receive capital gain distributions in cash and income dividends in additional shares.

Steward Covered Call Income Fund intends to declare and pay any income dividends monthly. For Steward Covered Call Income Fund, such monthly dividends may include short-term capital gains, if any. Steward Global Equity Income Fund and Steward Select Bond Fund intend to declare and pay any income dividends quarterly. Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, Steward Values Enhanced International Fund, Steward Values Enhanced Large Cap Fund and Steward Values Enhanced Small-Mid Cap Fund intend to declare and pay any income dividends at least annually, generally in December. All Funds will pay capital gains, if any, at least annually, generally in December, except that, as noted above, Steward Covered Call Income Fund may pay short-term capital gains, if any, as part of its monthly distribution. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per-share net asset value of his or her shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below. You may be able to avoid this by investing shortly after a Fund pays a dividend or distribution.

Federal Income Tax Treatment of Dividends, Distributions, and Redemptions. As with any investment, you should consider how your investment in shares of a Fund will be taxed. The U.S. federal income tax information in this Prospectus is provided as general information and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. You should consult your own tax professional about the tax consequences of an investment in shares of a Fund. If you hold shares of a Fund through a tax-advantaged arrangement (such as a retirement plan), you generally will not owe tax until you receive a distribution from such tax-advantaged arrangement.

Each Fund is treated as a separate corporation for U.S. federal income tax purposes under the Code and each Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for each taxable year. As a RIC, a Fund generally pays no federal income tax on the income and gains it distributes to you. You will generally be subject to federal income tax on such distributions unless you qualify for special tax treatment. Each Fund pays its shareholders dividends from its investment company taxable income (determined without regard to the deduction for dividends paid) and distributions from any recognized net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards available from prior years). If a Fund does not qualify as a RIC in a taxable year, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level first before being subject to further tax at the shareholder level when such income is distributed.

If you are a taxable investor, you will generally be subject to federal income tax each year on dividend and distribution payments you receive from the Funds, as well as on any gain recognized when you sell (redeem) or exchange shares of a Fund. (For purposes of this section, exchanges refer to exchanges between different Steward Funds and do not refer to exchanges between different share classes of the same Fund.) This is true whether you reinvest your distributions in additional shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your shares.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income,” which is taxable to individuals and other noncorporate shareholders at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder. For this purpose, a qualified foreign corporation means any non-U.S. corporation that is incorporated in a possession of the United States or eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradeable on an established United States security market. The term qualified foreign corporation excludes a corporation that is a “passive foreign investment company” (as defined in the Code).

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a Fund, and to a share of the Fund held without being hedged by the shareholder receiving the dividend, for 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to capital gains, and real estate investment trust (“REIT”) distributions. Steward Covered Call Income Fund’s covered call strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income.

For taxable years beginning after December 31, 2017, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of U.S. shareholders that are individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a U.S. shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the U.S. shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a U.S. shareholder does not satisfy the above holding period requirements, the U.S. shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income.

When you sell or exchange shares (including when shares are redeemed to pay any account fees) of a Fund, you may have a capital gain or loss. The tax rate on any capital gain from the sale or exchange of your shares of a Fund depends on how long you have held your shares. Capital gain or loss realized on shares held more than one year is generally long-term while capital gain or loss realized on shares held one year or less is generally short-term. However, any capital loss you incur if you sell or exchange shares that you have held for six months or less will be treated as a long-term capital loss to the extent that the Fund has paid (or treated as paid) you long-term capital gain dividends with respect to those shares during that period. Your ability to deduct capital losses may be limited.

In general, your distributions are treated for U.S. federal income tax purposes as received in the year during which they are paid. The Funds will notify you each year, generally in January, which amounts of your dividend and distribution payments are subject to taxation as ordinary income, qualified dividend income, or long-term capital gain. Distributions generally are taxable in the year you receive them. Distributions declared by a Fund in October, November or December to shareholders of record during one of those months and paid during January of the following year are taxable as if they were received on December 31 in the year they are declared, rather than the year in which they are received. The Funds make no representation or warranty as to the amount or variability of each Fund’s distributions, which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, and shareholders’ redemption patterns.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Additionally, Fund distributions and gains from the sale or exchange of your shares of a Fund will generally be subject to state and local income tax.

The above discussion applies to beneficial owners of shares of a Fund that are U.S. shareholders – i.e., “United States persons” under the Code, other than partnerships. Non-U.S. investors (i.e., shareholders that are beneficial owners of the shares of a Fund that are neither “United States persons” under the Code nor partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Steward Global Equity Income Fund and Steward Values Enhanced International Fund may occasionally invest in securities of issuers in certain foreign countries. A Fund may have foreign taxes withheld on the income received from those securities. If a Fund qualifies by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in non-U.S. corporations, or by being a qualified fund of funds, such Fund may elect, for U.S. federal income tax purposes, to pass through certain foreign taxes paid by the Fund on its investments during the taxable year as paid by its shareholders, whereby such foreign taxes will be reported to you as income. This means that you would be considered to have received as additional gross income (potentially subject to U.S. withholding tax for non-U.S. investors) your share of such foreign taxes. You may, however, be able to claim a tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements.

If you are a resident or a citizen of the United States, by law, a Fund must withhold the legally required back-up withholding amount (currently a flat rate of 24%) of your dividends, distributions, sales, proceeds and any other payments you receive from the Fund if you do not provide your correct taxpayer identification number or social security number and make other required certifications, or if you are otherwise subject to back-up withholding. In certain circumstances, the IRS may also require a Fund to back-up withhold even when an appropriate taxpayer identification number or social security number has been provided or certified.

THE TAX DISCUSSION SET FORTH ABOVE IS A GENERAL SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN A FUND SOLELY FOR SHAREHOLDERS (I) WHO ARE BENEFICIAL OWNERS OF THE SHARES OF A FUND, (II) HOLD SUCH SHARES AS CAPITAL ASSETS AND (III) ARE UNITED STATES PERSONS (AS SUCH TERM IS DEFINED IN THE CODE) OTHER THAN PARTNERSHIPS AND OTHER THAN INVESTORS THAT ARE SUBJECT TO SPECIAL TAX TREATMENT (SUCH AS FINANCIAL INSTITUTIONS, REAL ESTATE INVESTMENT TRUSTS, RICS, AND RETIREMENT PLANS), EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN. IT IS NOT INTENDED TO BE A FULL DISCUSSION OF ALL FEDERAL INCOME TAX LAWS AND THEIR EFFECT ON SHAREHOLDERS NOR IS IT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE, LOCAL, AND FOREIGN, AS APPLICABLE, TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES OF A FUND AND YOU SHOULD CONSULT YOUR OWN TAX ADVISER CONCERNING THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN A FUND BEFORE MAKING AN INVESTMENT IN A FUND. ADDITIONAL INFORMATION ON THE FEDERAL INCOME TAX MATTERS RELATING TO EACH FUND AND ITS SHAREHOLDERS IS INCLUDED IN THE SECTION ENTITLED “FEDERAL INCOME TAXES” IN THE STATEMENT OF ADDITIONAL INFORMATION.

Financial Highlights

The following highlights tables are intended to help you understand the financial performance of each Fund for the past five years. The figures in the columns “Net Asset Value, Beginning of Period” through “Net Asset Value, End of Period” reflect financial results for a single Fund share. The “Total Return” numbers for a Fund represent the rate that an investor would have earned (or lost) on an investment in such Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with each such Fund’s financial statements, is included in the Funds’ annual financial statements and additional information report for the fiscal year ended April 30, 2026, which is available on request. (See “How to Get More Information,” below.)

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/ (Loss) from Investments	Total from Investment Operations
Steward Covered Call Income Fund
Class A
Year ended April 30, 2026	$7.40	$0.01	(e)	$1.33	$1.34
Year ended April 30, 2025	7.79	0.02	(e)	0.59	0.61
Year ended April 30, 2024	7.47	0.04	(e)	1.09	1.13
Year ended April 30, 2023	7.79	0.05	(e)	0.29	0.34
Year ended April 30, 2022	9.88	0.02	(e)	0.14	0.16
Class C
Year ended April 30, 2026	$7.29	$(0.05	)(e)(f)	$1.30	$1.25
Year ended April 30, 2025	7.71	(0.04	)(e)(f)	0.59	0.55
Year ended April 30, 2024	7.42	(0.01	)(e)(f)	1.06	1.05
Year ended April 30, 2023	7.77	(0.01	)(e)(f)	0.29	0.28
Year ended April 30, 2022	9.91	(0.05	)(e)	0.12	0.07
Class R6
Period ended April 30, 2026(g)	$8.00	$0.02	(e)	$0.50	$0.52
Institutional Class
Year ended April 30, 2026	$7.53	$0.03	(e)	$1.35	$1.38
Year ended April 30, 2025	7.90	0.04	(e)	0.60	0.64
Year ended April 30, 2024	7.56	0.07	(e)	1.09	1.16
Year ended April 30, 2023	7.87	0.07	(e)	0.30	0.37
Year ended April 30, 2022	9.92	0.05	(e)	0.12	0.17
Steward Equity Market Neutral Fund
Class A
Year ended April 30, 2026	$28.11	$0.66	(e)	$(0.30)	$0.36
Year ended April 30, 2025	29.29	1.00	(e)	(1.24)	(0.24)
Year ended April 30, 2024	27.80	1.08	(e)	1.72	2.80
Year ended April 30, 2023	26.47	0.56	(e)	0.78 (i)	1.34
Period ended April 30, 2022(j)	25.00	(0.14)		1.61	1.47
Institutional Class
Year ended April 30, 2026	$28.20	$0.71	(e)	$(0.29)	$0.42
Year ended April 30, 2025	29.48	1.01	(e)	(1.19)	(0.18)
Year ended April 30, 2024	27.91	1.13	(e)	1.75	2.88
Year ended April 30, 2023	26.52	0.42	(e)	0.98 (i)	1.40
Period ended April 30, 2022(j)	25.00	(0.18)		1.70	1.52

Amounts denoted as ‘‘—’’ are less than $0.50.

(a)

Total return includes adjustments in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.

(b)	Annualized for periods less than one year.
(c)	Not annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated based on average shares outstanding.

Distributions:							Supplemental data and ratios:
Net Investment Income		Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets Prior to Waivers(b)		Ratio of Expenses to Average Net Assets Net of Waivers(b)		Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(c)(d)

	$(0.02)	$(0.73)	$(0.75)	$7.99	18.54%	$8,233	1.33%		1.25%		0.14%	86%
	(0.07)	(0.93)	(1.00)	7.40	7.68	6,689	1.38		1.25		0.28	101
	(0.06)	(0.75)	(0.81)	7.79	15.52	3,336	1.42		1.25		0.51	111
	(0.04)	(0.62)	(0.66)	7.47	5.08	735	1.80		1.25		0.69	73
	(0.08)	(2.17)	(2.25)	7.79	(0.18)	93	2.37		1.25		0.21	130

$	(—)	$(0.73)	$(0.73)	$7.81	17.56%	$2,250	2.16%		2.00%		(0.62)%	86%
	(0.04)	(0.93)	(0.97)	7.29	6.97	1,629	2.18		2.00		(0.46)	101
	(0.01)	(0.75)	(0.76)	7.71	14.48	1,408	2.24		2.00		(0.15)	111
	(0.01)	(0.62)	(0.63)	7.42	4.10	1,101	2.51		2.00		(0.12)	73
	(0.04)	(2.17)	(2.21)	7.77	(0.96)	202	2.82		2.00		(0.55)	130

	$(0.03)	$(0.55)	$(0.58)	$7.94	6.68%	$2,381	1.06%		1.00%		0.29%	86%

	$(0.03)	$(0.73)	$(0.76)	$8.15	18.77%	$108,781	1.15%		1.00%		0.38%	86%
	(0.08)	(0.93)	(1.01)	7.53	7.94	81,819	1.20		1.00		0.54	101
	(0.07)	(0.75)	(0.82)	7.90	15.79	74,084	1.25		1.00		0.84	111
	(0.06)	(0.62)	(0.68)	7.56	5.41	53,747	1.51		1.00		0.93	73
	(0.05)	(2.17)	(2.22)	7.87	(0.04)	22,952	1.61		1.00		0.46	130

	$(0.61)	$—	$(0.61)	$27.86	1.34%	$2,275	2.69	(h)%	2.69	(h)%	2.42%	176%
	(0.87)	(0.07)	(0.94)	28.11	(0.71)	5,369	2.41	(h)	2.41	(h)	3.49	132
	(1.08)	(0.23)	(1.31)	29.29	10.40	7,118	2.55	(h)	2.55	(h)	3.77	151
	—	(0.01)	(0.01)	27.80	5.07	6,605	2.21	(h)	2.21	(h)	2.04	160
	—	—	—	26.47	5.88	342	3.81	(h)	3.81	(h)	(2.26)	111

	$(0.69)	$—	$(0.69)	$27.93	1.56%	$103,808	2.48	(h)%	2.48	(h)%	2.60%	176%
	(1.03)	(0.07)	(1.10)	28.20	(0.50)	108,749	2.22	(h)	2.22	(h)	3.53	132
	(1.08)	(0.23)	(1.31)	29.48	10.64	76,697	2.30	(h)	2.30	(h)	3.95	151
	—	(0.01)	(0.01)	27.91	5.28	69,782	2.12	(h)	2.12	(h)	1.52	160
	—	—	—	26.52	6.08	26,082	3.11	(h)	3.11	(h)	(1.65)	111

(f)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(g)	For the period August 28, 2025 (commencement of operations) through April 30, 2026.
(h)

The ratio for the Steward Equity Market Neutral Fund includes the effect of dividend expense on securities sold short and brokerage expense on securities sold short, if applicable, which increased the ratio by 1.01% and 1.00% for Class A and Institutional Class, respectively, for the period ended April 30, 2026, 0.73% and 0.74% for Class A and Institutional Class, respectively, for the year ended April 30, 2025, 0.83% and 0.79% for Class A and Institutional Class, respectively, for the year ended April 30, 2024, 0.36% and 0.52% for Class A and Institutional Class, respectively, for the year ended April 30,

2023, and 1.56% and 1.39% for Class A and Institutional Class, respectively, for the period ended April 30, 2022. Additionally, such ratios do not reflect the proportionate share of expenses and income in the underlying funds in which the Fund invests.

(i)

The Adviser has reimbursed the Fund $2,372 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain/loss on investments and the Fund’s total return, representing less than $0.005 per share.

(j)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/ (Loss) from Investments		Total from Investment Operations
Steward Global Equity Income Fund
Class A
Year ended April 30, 2026	$33.52	$0.68	(e)	$7.67		$8.35
Year ended April 30, 2025	32.21	0.68	(e)	2.26		2.94
Year ended April 30, 2024	28.82	0.75	(e)	3.41		4.16
Year ended April 30, 2023	32.19	0.82	(e)	(1.76)		(0.94)
Year ended April 30, 2022	37.39	0.50	(e)	(0.39)		0.11
Class C
Year ended April 30, 2026	$35.39	$0.43	(e)	$8.09		$8.52
Year ended April 30, 2025	33.96	0.45	(e)	2.38		2.83
Year ended April 30, 2024	30.45	0.55	(e)	3.52		4.07
Year ended April 30, 2023	33.94	0.62	(e)	(1.89)		(1.27)
Year ended April 30, 2022	39.17	0.23	(e)	(0.38)		(0.15)
Class R6
Year ended April 30, 2026	$31.04	$0.76	(e)	$7.09		$7.85
Year ended April 30, 2025	29.94	0.79	(e)	2.05		2.84
Year ended April 30, 2024	26.79	0.81	(e)	3.21		4.02
Year ended April 30, 2023	30.09	0.86	(e)	(1.64)		(0.78)
Year ended April 30, 2022	35.30	0.61	(e)	(0.36)		0.25
Institutional Class
Year ended April 30, 2026	$33.62	$0.78	(e)	$7.68		$8.46
Year ended April 30, 2025	32.30	0.77	(e)	2.26		3.03
Year ended April 30, 2024	28.86	0.83	(e)	3.45		4.28
Year ended April 30, 2023	32.23	0.89	(e)	(1.76)		(0.87)
Year ended April 30, 2022	37.46	0.60	(e)	(0.40)		0.20
Steward Large Cap Core Fund
Class A
Year ended April 30, 2026	$28.46	$0.07	(e)	$7.24		$7.31
Year ended April 30, 2025	25.99	0.13	(e)	2.72		2.85
Year ended April 30, 2024	21.45	0.12	(e)	4.52		4.64
Year ended April 30, 2023	21.54	0.15	(e)	(0.07	)(f)	0.08
Period ended April 30, 2022(g)	25.00	0.05		(3.49)		(3.44)
Class R6
Year ended April 30, 2026	$28.09	$0.14	(e)	$7.14		$7.28
Year ended April 30, 2025	25.66	0.19	(e)	2.70		2.89
Period ended April 30, 2024(h)	26.00	—		(0.34	)(f)	(0.34)
Institutional Class
Year ended April 30, 2026	$28.52	$0.15	(e)	$7.25		$7.40
Year ended April 30, 2025	26.02	0.21	(e)	2.73		2.94
Year ended April 30, 2024	21.50	0.18	(e)	4.53		4.71
Year ended April 30, 2023	21.56	0.21	(e)	(0.07	)(f)	0.14
Period ended April 30, 2022(g)	25.00	0.07		(3.48)		(3.41)

Amounts denoted as ‘‘—’’ are less than $0.50.

(a)

Total return includes adjustments in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.

(b)	Annualized for periods less than one year.
(c)	Not annualized for periods less than one year.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets Prior to Waivers (b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(c)(d)

$(0.60)	$(1.72)	$(2.32)	$39.55	25.33%	$24,190	1.24%	1.24%	1.82%	30%
(0.68)	(0.95)	(1.63)	33.52	9.28	19,361	1.26	1.26	2.00	37
(0.77)	—	(0.77)	32.21	14.62	17,697	1.27	1.27	2.49	59
(0.75)	(1.68)	(2.43)	28.82	(2.67)	18,217	1.26	1.26	2.77	53
(0.56)	(4.75)	(5.31)	32.19	(0.20)	19,325	1.23	1.23	1.36	73

$(0.33)	$(1.72)	$(2.05)	$41.86	24.42%	$1,173	1.97%	1.97%	1.08%	30%
(0.45)	(0.95)	(1.40)	35.39	8.44	929	2.02	2.02	1.26	37
(0.56)	—	(0.56)	33.96	13.50	985	2.03	2.03	1.73	59
(0.54)	(1.68)	(2.22)	30.45	(3.51)	1,061	2.04	2.04	1.98	53
(0.33)	(4.75)	(5.08)	33.94	(0.88)	812	1.96	1.96	0.59	73

$(0.71)	$(1.72)	$(2.43)	$36.46	25.80%	$18,042	0.87%	0.87%	2.18%	30%
(0.79)	(0.95)	(1.74)	31.04	9.66	9,306	0.91	0.91	2.52	37
(0.87)	—	(0.87)	29.94	15.23	545	0.90	0.90	2.88	59
(0.84)	(1.68)	(2.52)	26.79	(2.25)	315	0.91	0.91	3.10	53
(0.71)	(4.75)	(5.46)	30.09	0.15	309	0.90	0.90	1.79	73

$(0.67)	$(1.72)	$(2.39)	$39.69	25.64%	$432,742	0.99%	0.99%	2.07%	30%
(0.76)	(0.95)	(1.71)	33.62	9.53	361,443	1.01	1.01	2.26	37
(0.84)	—	(0.84)	32.30	15.03	343,421	1.01	1.01	2.75	59
(0.82)	(1.68)	(2.50)	28.86	(2.42)	334,042	1.02	1.02	2.98	53
(0.68)	(4.75)	(5.43)	32.23	0.02	275,163	0.99	0.99	1.65	73

$(0.12)	$(1.89)	$(2.01)	$33.76	26.16%	$4,765	1.14%	1.00%	0.21%	101%
(0.12)	(0.26)	(0.38)	28.46	10.87	2,689	1.21	1.00	0.44	82
(0.10)	—	(0.10)	25.99	21.63	1,216	1.22	1.00	0.47	98
(0.17)	—	(0.17)	21.45	0.44	490	1.23	1.00	0.71	79
(0.02)	—	(0.02)	21.54	(13.81)	313	1.73	1.00	0.61	35

$(0.21)	$(1.89)	$(2.10)	$33.27	26.45%	$22,634	0.79%	0.75%	0.45%	101%
(0.20)	(0.26)	(0.46)	28.09	11.15	8,161	0.85	0.75	0.64	82
—	—	—	25.66	(1.31)	10	0.90	0.75	(2.27)	98

$(0.18)	$(1.89)	$(2.07)	$33.85	26.44%	$173,097	0.89%	0.75%	0.47%	101%
(0.18)	(0.26)	(0.44)	28.52	11.17	141,489	0.92	0.75	0.71	82
(0.19)	—	(0.19)	26.02	21.92	104,909	0.96	0.75	0.75	98
(0.20)	—	(0.20)	21.50	0.67	78,358	0.99	0.75	1.00	79
(0.03)	—	(0.03)	21.56	(13.67)	69,487	0.89	0.75	0.68	35

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated based on average shares outstanding.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(g)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/ (Loss) from Investments		Total from Investment Operations
Steward Large Cap Growth Fund
Class A
Year ended April 30, 2026	$28.35	$(0.13	)(e)	$6.85		$6.72
Year ended April 30, 2025	26.77	(0.04	)(e)	3.67	(f)	3.63
Year ended April 30, 2024	20.63	0.02	(e)	6.13		6.15
Year ended April 30, 2023	20.65	0.06	(e)	(0.03	)(f)	0.03
Period ended April 30, 2022(g)	25.00	—	(e)(i)	(4.34)		(4.34)
Institutional Class
Year ended April 30, 2026	$28.44	$(0.05	)(e)	$6.87		$6.82
Year ended April 30, 2025	26.81	0.05	(e)	3.67		3.72
Year ended April 30, 2024	20.68	0.08	(e)	6.15		6.23
Year ended April 30, 2023	20.68	0.11	(e)	(0.03	)(f)	0.08
Period ended April 30, 2022(g)	25.00	0.02	(e)	(4.33)		(4.31)

(h)	For the period April 24, 2024 (commencement of operations) through April 30, 2024.
(i)	Expressed as ‘‘—’’ as the income and/or expenses accrued for the class were considered immaterial for presentation purposes relative to the size of the class.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets Prior to Waivers (b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(c)(d)

$—	$(2.72)	$(2.72)	$32.35	24.12%	$3,635	1.13%	1.00%	(0.42)%	106%
(0.03)	(2.02)	(2.05)	28.35	12.91	1,682	1.17	1.00	(0.13)	92
(0.01)	—	(0.01)	26.77	29.83	607	1.22	1.00	0.07	63
(0.05)	—	(0.05)	20.63	0.19	326	1.29	1.00	0.31	56
(0.01)	—	(0.01)	20.65	(17.38)	189	2.49	1.00	(0.12)	37

$—	$(2.72)	$(2.72)	$32.54	24.41%	$244,026	0.86%	0.75%	(0.16)%	106%
(0.07)	(2.02)	(2.09)	28.44	13.22	179,044	0.89	0.75	0.15	92
(0.10)	—	(0.10)	26.81	30.15	126,674	0.95	0.75	0.32	63
(0.08)	—	(0.08)	20.68	0.41	74,556	1.04	0.75	0.55	56
(0.01)	—	(0.01)	20.68	(17.24)	42,789	0.99	0.75	0.15	37

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/ (Loss) from Investments	Total from Investment Operations
Steward Large Cap Value Fund
Class A
Year ended April 30, 2026	$27.23	$0.27	(e)	$6.59	$6.86
Year ended April 30, 2025	26.68	0.36	(e)	2.53	2.89
Year ended April 30, 2024	22.62	0.33	(e)	4.01	4.34
Year ended April 30, 2023	22.89	0.30	(e)	(0.20)	0.10
Period ended April 30, 2022(f)	25.00	0.09		(2.15)	(2.06)
Institutional Class
Year ended April 30, 2026	$27.31	$0.35	(e)	$6.62	$6.97
Year ended April 30, 2025	26.73	0.43	(e)	2.54	2.97
Year ended April 30, 2024	22.69	0.40	(e)	4.00	4.40
Year ended April 30, 2023	22.92	0.37	(e)	(0.21)	0.16
Period ended April 30, 2022(f)	25.00	0.16		(2.19)	(2.03)
Steward Select Bond Fund
Class A
Year ended April 30, 2026	$22.55	$0.71	(e)	$0.11	$0.82
Year ended April 30, 2025	21.76	0.62	(e)	0.77	1.39
Year ended April 30, 2024	22.20	0.47	(e)	(0.48)	(0.01)
Year ended April 30, 2023	22.59	0.34	(e)	(0.40)	(0.06)
Year ended April 30, 2022	25.05	0.28		(2.46)	(2.18)
Institutional Class
Year ended April 30, 2026	$22.43	$0.77	(e)	$0.10	$0.87
Year ended April 30, 2025	21.64	0.68	(e)	0.76	1.44
Year ended April 30, 2024	22.08	0.53	(e)	(0.48)	0.05
Year ended April 30, 2023	22.45	0.38	(e)	(0.38)	—
Year ended April 30, 2022	24.90	0.32		(2.44)	(2.12)
Steward Values Enhanced International Fund
Class A
Year ended April 30, 2026	$23.47	$0.51	(e)	$6.44	$6.95
Year ended April 30, 2025	24.11	0.49	(e)	2.69	3.18
Year ended April 30, 2024	22.09	0.44	(e)	2.39	2.83
Year ended April 30, 2023	21.97	0.62	(e)	0.11	0.73
Year ended April 30, 2022	24.85	0.52	(e)	(2.41)	(1.89)
Class R6
Year ended April 30, 2026	$18.38	$0.47	(e)	$5.01	$5.48
Year ended April 30, 2025	19.71	0.50	(e)	2.09	2.59
Year ended April 30, 2024	18.31	0.43	(e)	1.99	2.42
Year ended April 30, 2023	18.33	0.58	(e)	0.08	0.66
Year ended April 30, 2022	20.91	0.51	(e)	(2.02)	(1.51)
Institutional Class
Year ended April 30, 2026	$23.36	$0.55	(e)	$6.44	$6.99
Year ended April 30, 2025	24.02	0.54	(e)	2.69	3.23
Year ended April 30, 2024	22.11	0.50	(e)	2.39	2.89
Year ended April 30, 2023	21.98	0.67	(e)	0.12	0.79
Year ended April 30, 2022	24.87	0.58	(e)	(2.42)	(1.84)

Amounts denoted as ‘‘—’’ are less than $0.50.

(a)

Total return includes adjustments in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets Prior to Waivers(b)	Ratio of Expenses to Average Net Assets Net of Waivers(b)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(c)(d)

$(0.25)	$(1.76)	$(2.01)	$32.08	25.73%	$2,016	1.20%	1.00%	0.90%	107%
(0.38)	(1.96)	(2.34)	27.23	10.56	1,044	1.27	1.00	1.26	133
(0.28)	—	(0.28)	26.68	19.25	660	1.26	1.00	1.36	103
(0.37)	—	(0.37)	22.62	0.45	640	1.28	1.00	1.36	110
(0.05)	—	(0.05)	22.89	(8.27)	328	2.01	1.00	1.13	62

$(0.32)	$(1.76)	$(2.08)	$32.20	26.07%	$135,048	0.93%	0.75%	1.15%	107%
(0.43)	(1.96)	(2.39)	27.31	10.84	81,354	1.01	0.75	1.50	133
(0.36)	—	(0.36)	26.73	19.50	68,846	0.99	0.75	1.61	103
(0.39)	—	(0.39)	22.69	0.71	62,625	1.03	0.75	1.64	110
(0.05)	—	(0.05)	22.92	(8.13)	60,314	0.91	0.75	1.55	62

$(0.70)	$—	$(0.70)	$22.67	3.67%	$2,665	0.94%	0.94%	3.14%	13%
(0.60)	—	(0.60)	22.55	6.44	2,309	0.96	0.96	2.78	32
(0.43)	—	(0.43)	21.76	(0.02)	2,392	0.99	0.99	2.15	19
(0.33)	—	(0.33)	22.20	(0.22)	2,740	0.96	0.96	1.52	10
(0.28)	—	(0.28)	22.59	(8.79)	3,832	0.92	0.92	1.12	20

$(0.75)	$—	$(0.75)	$22.55	3.93%	$218,874	0.68%	0.68%	3.39%	13%
(0.65)	—	(0.65)	22.43	6.72	189,641	0.70	0.70	3.04	32
(0.49)	—	(0.49)	21.64	0.22	190,818	0.73	0.73	2.44	19
(0.37)	—	(0.37)	22.08	0.04	152,266	0.74	0.74	1.75	10
(0.33)	—	(0.33)	22.45	(8.62)	146,882	0.72	0.72	1.31	20

$(0.47)	$(1.55)	$(2.02)	$28.40	30.39%	$4,487	1.02%	1.02%	1.89%	59%
(0.59)	(3.23)	(3.82)	23.47	14.86	2,316	1.03	1.03	1.99	75
(0.61)	(0.20)	(0.81)	24.11	12.97	2,076	1.04	1.04	1.89	19
(0.36)	(0.25)	(0.61)	22.09	3.55	4,058	1.04	1.04	2.94	18
(0.38)	(0.61)	(0.99)	21.97	(7.86)	5,159	0.99	0.99	2.08	14

$(0.54)	$(1.55)	$(2.09)	$21.77	30.88%	$37,354	0.66%	0.66%	2.27%	59%
(0.69)	(3.23)	(3.92)	18.38	15.27	7,774	0.66	0.66	2.63	75
(0.82)	(0.20)	(1.02)	19.71	13.46	1,145	0.66	0.66	2.27	19
(0.43)	(0.25)	(0.68)	18.31	3.92	548	0.67	0.67	3.29	18
(0.46)	(0.61)	(1.07)	18.33	(7.57)	606	0.66	0.66	2.45	14

$(0.52)	$(1.55)	$(2.07)	$28.28	30.74%	$260,108	0.75%	0.75%	2.08%	59%
(0.66)	(3.23)	(3.89)	23.36	15.17	200,923	0.77	0.77	2.22	75
(0.78)	(0.20)	(0.98)	24.02	13.28	212,099	0.78	0.78	2.16	19
(0.41)	(0.25)	(0.66)	22.11	3.82	210,654	0.78	0.78	3.16	18
(0.44)	(0.61)	(1.05)	21.98	(7.67)	201,769	0.76	0.76	2.35	14

(b)	Annualized for periods less than one year.
(c)	Not annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated based on average shares outstanding.
(f)	For the period November 15, 2021 (commencement of operations) through April 30, 2022.

		Investment Operations:
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/ (Loss) from Investments		Total from Investment Operations
Steward Values Enhanced Large Cap Fund
Class A
Year ended April 30, 2026	$32.67	$0.14	(c)	$9.30		$9.44
Year ended April 30, 2025	31.87	0.16	(c)	3.46		3.62
Year ended April 30, 2024	27.19	0.20	(c)	5.49		5.69
Year ended April 30, 2023	40.35	0.28	(c)	(0.77	)(d)	(0.49)
Year ended April 30, 2022	53.12	0.20	(c)	2.06		2.26
Class R6
Year ended April 30, 2026	$25.55	$0.21	(c)	$7.28		$7.49
Year ended April 30, 2025	25.47	0.21	(c)	2.81		3.02
Year ended April 30, 2024	21.98	0.24	(c)	4.43		4.67
Year ended April 30, 2023	35.13	0.32	(c)	(0.76	)(d)	(0.44)
Year ended April 30, 2022	47.97	0.36	(c)	2.02		2.38
Institutional Class
Year ended April 30, 2026	$32.50	$0.23	(c)	$9.27		$9.50
Year ended April 30, 2025	31.72	0.24	(c)	3.44		3.68
Year ended April 30, 2024	27.11	0.27	(c)	5.47		5.74
Year ended April 30, 2023	40.18	0.35	(c)	(0.73	)(d)	(0.38)
Year ended April 30, 2022	52.95	0.33	(c)	2.07		2.40
Steward Values Enhanced Small-Mid Cap Fund
Class A
Year ended April 30, 2026	$11.13	$0.08	(c)	$3.35		$3.43
Year ended April 30, 2025	12.07	0.08	(c)	(0.25)		(0.17)
Year ended April 30, 2024	10.97	0.09	(c)	1.52		1.61
Year ended April 30, 2023	14.33	0.12	(c)	(0.39)		(0.27)
Year ended April 30, 2022	17.52	0.07		(0.99)		(0.92)
Class R6
Year ended April 30, 2026	$9.91	$0.10	(c)	$2.98		$3.08
Year ended April 30, 2025	10.84	0.10	(c)	(0.22)		(0.12)
Year ended April 30, 2024	9.91	0.11	(c)	1.38		1.49
Year ended April 30, 2023	13.26	0.15	(c)	(0.37)		(0.22)
Year ended April 30, 2022	16.37	0.13		(0.93)		(0.80)
Institutional Class
Year ended April 30, 2026	$11.49	$0.10	(c)	$3.47		$3.57
Year ended April 30, 2025	12.44	0.11	(c)	(0.27)		(0.16)
Year ended April 30, 2024	11.30	0.12	(c)	1.56		1.68
Year ended April 30, 2023	14.67	0.15	(c)	(0.41)		(0.26)
Year ended April 30, 2022	17.87	0.12		(1.02)		(0.90)

Amounts denoted as ‘‘—’’ are less than $0.50.

(a)

Total return includes adjustments in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.

(b)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(c)	Calculated based on average shares outstanding.
(d)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

Distributions:						Supplemental data and ratios:
Net Investment Income	Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate(b)

$(0.11)	$(1.20)	$(1.31)	$40.80	29.15%	$16,719	0.83%	0.37%	26%
(0.18)	(2.64)	(2.82)	32.67	10.91	13,911	0.86	0.45	29
(0.35)	(0.66)	(1.01)	31.87	21.16	10,644	0.86	0.67	7
(0.03)	(12.64)	(12.67)	27.19	1.41	9,708	0.84	0.84	8
(0.19)	(14.84)	(15.03)	40.35	1.19	11,640	0.84	0.38	35

$(0.24)	$(1.20)	$(1.44)	$31.60	29.65%	$21,117	0.47%	0.70%	26%
(0.30)	(2.64)	(2.94)	25.55	11.30	5,136	0.51	0.78	29
(0.52)	(0.66)	(1.18)	25.47	21.57	1,001	0.51	1.00	7
(0.07)	(12.64)	(12.71)	21.98	1.82	538	0.52	1.16	8
(0.38)	(14.84)	(15.22)	35.13	1.55	528	0.49	0.79	35

$(0.19)	$(1.20)	$(1.39)	$40.61	29.51%	$278,863	0.58%	0.62%	26%
(0.26)	(2.64)	(2.90)	32.50	11.16	229,365	0.61	0.69	29
(0.47)	(0.66)	(1.13)	31.72	21.44	219,979	0.61	0.92	7
(0.05)	(12.64)	(12.69)	27.11	1.73	199,959	0.61	1.07	8
(0.33)	(14.84)	(15.17)	40.18	1.45	206,747	0.58	0.64	35

$(0.08)	$(0.98)	$(1.06)	$13.50	31.84%	$37,290	0.81%	0.61%	27%
(0.10)	(0.67)	(0.77)	11.13	(2.07)	35,985	0.83	0.65	36
(0.09)	(0.42)	(0.51)	12.07	14.75	41,708	0.83	0.80	18
(0.09)	(3.00)	(3.09)	10.97	(1.44)	41,713	0.83	0.79	20
(0.09)	(2.18)	(2.27)	14.33	(6.35)	47,599	0.80	0.39	33

$(0.12)	$(0.98)	$(1.10)	$11.89	32.31%	$4,268	0.49%	0.89%	27%
(0.14)	(0.67)	(0.81)	9.91	(1.87)	1,190	0.53	0.94	36
(0.14)	(0.42)	(0.56)	10.84	15.10	389	0.53	1.09	18
(0.13)	(3.00)	(3.13)	9.91	(1.13)	311	0.54	1.08	20
(0.13)	(2.18)	(2.31)	13.26	(6.09)	402	0.53	0.67	33

$(0.10)	$(0.98)	$(1.08)	$13.98	32.13%	$147,889	0.61%	0.79%	27%
(0.12)	(0.67)	(0.79)	11.49	(1.89)	131,350	0.64	0.85	36
(0.12)	(0.42)	(0.54)	12.44	14.96	136,432	0.64	0.99	18
(0.11)	(3.00)	(3.11)	11.30	(1.28)	125,240	0.65	0.97	20
(0.12)	(2.18)	(2.30)	14.67	(6.15)	138,771	0.61	0.57	33

Appendix A

SALES CHARGE WAIVERS AND DISCOUNTS AVAILABLE THROUGH INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers. For waivers and discounts not available through a particular intermediary, you will have to purchase Fund shares directly from the Fund or through another intermediary. The financial intermediary sales charge waivers, discounts and policies disclosed in this Appendix may vary from those disclosed elsewhere in this Prospectus or in the Funds’ Statement of Additional Information (SAI). In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts.

The sales charge waivers, discounts and policies described below are applied by the identified financial intermediaries. Please contact the applicable intermediary with any questions regarding how the intermediary applies its waivers, discounts and policies and to ensure that you understand what steps you must take to qualify for any available waivers or discounts.

AMERIPRISE FINANCIAL CLASS A FRONT-END SALES CHARGE WAIVERS

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

●	Transaction size breakpoints, as described in this prospectus or the SAI.

●	Rights of accumulation (ROA), as described in this prospectus or the SAI.

●	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

●

Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

●	Shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

●

Shares exchanged from Class C shares of the same Fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

●	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

●

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

●

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

●	Redemptions due to death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI.

●	Redemptions made in connection with a return of excess contributions from an IRA account.

●	Shares purchased through a Right of Reinstatement (as defined above).

●	Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

MORGAN STANLEY WEALTH MANAGEMENT CLASS A FRONT-END SALES CHARGE WAIVERS

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management

●

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
●	Shares purchased through a Morgan Stanley self-directed brokerage account.
●

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

●

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Raymond James

●	Shares purchased in an investment advisory program.
●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
●

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class C Shares Available at Raymond James

●	Death or disability of the shareholder.
●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
●	Return of excess contributions from an IRA Account.
●

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
●	Shares acquired through a right of reinstatement.

Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

●	Breakpoints as described in this prospectus.
●

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)

Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in Fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Steward Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

●	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.

Rights of Accumulation

●

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Steward Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

●

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

●	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

●

Through an LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

●

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

●

Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

●	Shares purchased in an Edward Jones fee-based program.
●

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):

●	The redemption and repurchase occur in the same account.
●

The redemption proceeds are used to process: an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

●

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the Fund, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

●	Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

●	The death or disability of the shareholder.
●	Systematic withdrawals with up to 10% per year of the account value.

●	Return of excess contributions from an Individual Retirement Account (IRA).
●

Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

●	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
●	Shares exchanged in an Edward Jones fee-based program.
●	Shares acquired through NAV reinstatement.
●	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

●	Initial purchase minimum: $250
●	Subsequent purchase minimum: none

Minimum Balances

●	Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
●	A fee-based account held on an Edward Jones platform
●	A 529 account held on an Edward Jones platform
●	An account with an active systematic investment plan or LOI

Exchanging Share Classes

●	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a Fund to Class A shares of the same Fund.

Visit us online at:

crossmarkglobal.com/stewardfunds/

HOW TO GET MORE INFORMATION

Further information about the Funds is contained in the Statement of Additional Information (SAI). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders and in the Funds’ annual and semi-annual filings with the Securities and Exchange Commission (“SEC”) on Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s investment performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You may obtain free copies of the SAI, reports or other information about the Funds (such as financial statements) or about your account by calling 1-888-845-6910. You may also visit the Funds’ website at www.stewardfunds.com, where information is available.

The SAI, reports, and other information about the Funds are available on the EDGAR Database on the SEC website at sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.

The Investment Company Act File Number with the SEC for the Funds is: 811-01597.

Distributed by: Crossmark Distributors, Inc. 9753 Katy Fwy, Suite 200, Houston TX 77024 888-845-6910 stewardfunds@crossmarkglobal.com

STEWARD FUNDS
A LEADER IN VALUES-BASED INVESTING

Steward Covered Call Income Fund
Class A	SCJAX
Class C	SCJCX
Class R6	SCJKX
Institutional Class	SCJIX
Steward Equity Market Neutral Fund
Class A	SMNAX
Class C*	SMNCX
Class R6*	SMNRX
Institutional Class	SMNIX
Steward Global Equity Income Fund
Class A	SGIDX
Class C	SGIFX
Class R6	SGIGX
Institutional Class	SGISX
Steward Large Cap Core Fund
Class A	SJCAX
Class C*	SJCCX
Class R6	SJCRX
Institutional Class	SJCIX
Steward Large Cap Growth Fund
Class A	SJGAX
Class C*	SJGCX
Class R6*	SJGRX
Institutional Class	SJGIX
Steward Large Cap Value Fund
Class A	SJVAX
Class C*	SJVCX
Class R6*	SJVRX
Institutional Class	SJVIX
Steward Select Bond Fund
Class A	SEAKX
Class C*	SEAAX
Class R6*	SEABX
Institutional Class	SEACX
Steward Values Enhanced International Fund
Class A	SNTKX
Class C*	SNTDX
Class R6	SNTFX
Institutional Class	SNTCX
Steward Values Enhanced Large Cap Fund
Class A	SEEKX
Class C*	SEEBX
Class R6	SEEHX
Institutional Class	SEECX
Steward Values Enhanced Small-Mid Cap Fund
Class A	TRDFX
Class C*	SSMEX
Class R6	SSMOX
Institutional Class	SCECX

(The foregoing are all series and classes of Steward Funds, Inc.)

(*These share classes of these Funds are not currently available for purchase.)

STATEMENT OF ADDITIONAL INFORMATION

August 28, 2026

This Statement of Additional Information (“SAI”) is not a Prospectus but it contains information in addition to and more detailed than that set forth in the Prospectus for the Funds and should be read in conjunction with the Prospectus for the Funds dated August 28, 2026. The information in this Statement of Additional Information expands on the information contained in the Prospectus and any supplements thereto. A copy of the Funds’ Prospectus may be obtained without charge by contacting Crossmark Distributors, Inc. by phone at (888) 845-6910 or by writing to it at 9753 Katy Fwy, Suite 200, Houston, TX 77024.

The report of Independent Registered Public Accounting Firm and the financial statements and financial highlights of the Funds included in the annual financial statements and additional information report for the fiscal year ended April 30, 2026 filed on Form N-CSR (“Annual Report”) are incorporated herein by reference to the Annual Report. Copies of such Annual Report are available without charge upon request by writing to the Funds at 9753 Katy Fwy, Suite 200, Houston, TX 77024 or by calling toll free (888) 845-6910. The financial statements and financial highlights included in the Annual Report were audited by Cohen & Company, Ltd., an independent registered public accounting firm, and have been so included and incorporated by reference into this SAI in reliance upon the report of said firm, which report is given upon its authority as an expert in auditing and accounting.

GENERAL INFORMATION

Steward Values Enhanced Small-Mid Cap Fund began as a series of Capstone Series Fund, Inc. (“CSFI”), an open-end diversified management company registered under the Investment Company Act of 1940, as amended (“1940 Act”). CSFI was incorporated in New Jersey in 1952 and commenced business shortly thereafter. On February 28, 1967, it was merged into a Pennsylvania corporation and operated under the laws of that state until May 11, 1992 when it was reorganized as a Maryland corporation and its name changed from U.S. Trend Fund, Inc. to Capstone U.S. Trend Fund, Inc. Effective September 6, 1994, the name of CSFI was changed to Capstone Growth Fund, Inc. This change was approved by stockholders at a meeting held August 25, 1994. On January 22, 2002, the name of the corporate entity was changed to Capstone Series Fund, Inc., and the Fund was redesignated Capstone Growth Fund. On December 20, 2005, the name of the Fund was changed to Steward Small-Cap Equity Fund and it classified its shares into two classes. The original class was designated “Individual Class,” and the new class was designated “Institutional Class.” Effective March 31, 2008, the name of the Fund was changed to Steward Small-Mid Cap Enhanced Index Fund. Effective February 14, 2017, the Fund was reorganized and merged into a series of Steward Funds, Inc. (“SFI”) by action of the Board of Directors (the “Board”). Effective October 29, 2021, the name of the Fund was changed to Steward Values-Focused Small-Mid Cap Enhanced Index Fund. Effective August 28, 2024, the name of the Fund was changed to Steward Values Enhanced Small-Mid Cap Fund.

Steward Global Equity Income Fund, Steward Select Bond Fund, Steward Values Enhanced International Fund, and Steward Values Enhanced Large Cap Fund are series of SFI, an open-end diversified management company registered under the 1940 Act. SFI was originally incorporated in Delaware in 1968 and commenced business shortly thereafter as an open-end diversified management company under the 1940 Act. On February 18, 1992, shareholders approved a plan of reorganization pursuant to which the corporate entity became, on May 11, 1992, a Maryland series company, Capstone Fixed Income Series, Inc. The name of the corporate entity was changed to Capstone Christian Values Fund, Inc. on March 13, 2000. On June 3, 2004, the name was changed to Steward Funds, Inc., and names of each of the corporation’s series were also changed. Prior to August 28, 2004, Steward Select Bond Fund was known as Steward Select Fixed Income Fund. Prior to April 1, 2008, Steward Global Equity Income Fund, Steward Values Enhanced Large Cap Fund and Steward Values Enhanced International Fund were known as Capstone Government Income Fund, Steward Domestic All-Cap Equity Fund and Steward International Equity Fund, respectively, and from April 1, 2008 until October 29, 2021, Steward Values Enhanced Large Cap Fund was known as Steward Large Cap Enhanced Index Fund, and from April 1, 2008 until July 30, 2025, Steward Values Enhanced International Fund was known as Steward International Enhanced Index Fund. Steward Covered Call Income Fund was added as an additional series of SFI by action of the Board effective September 15, 2017. Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, and Steward Large Cap Value Fund were added as additional series of SFI by action of the Board effective August 25, 2021. From October 29, 2021, to August 28, 2024, Steward Values Enhanced Large Cap Fund was known as Steward Values-Focused Large Cap Enhanced Index Fund.

The following share classes are available for purchase:

Fund	Class A	Class C	Class R6	Institutional Class
Steward Covered Call Income Fund	X	X	X	X
Steward Equity Market Neutral Fund	X	—	—	X
Steward Global Equity Income Fund	X	X	X	X
Steward Large Cap Core Fund	X	—	X	X
Steward Large Cap Growth Fund	X	—	—	X
Steward Large Cap Value Fund	X	—	—	X
Steward Select Bond Fund	X	—	—	X
Steward Values Enhanced International Fund	X	—	X	X
Steward Values Enhanced Large Cap Fund	X	—	X	X
Steward Values Enhanced Small-Mid Cap Fund	X	—	X	X

The Individual Class shares of Steward Global Equity Income Fund, Steward Values Enhanced International Fund, Steward Select Bond Fund, Steward Values Enhanced Large Cap Fund and Steward Values Enhanced Small-Mid Cap Fund were redesignated as Class A shares effective September 15, 2017. Class C and Class K shares of each of Steward Covered Call Income Fund, Steward Global Equity Income Fund, Steward Values Enhanced International Fund, Steward Select Bond Fund, Steward Values Enhanced Large Cap Fund and Steward Values Enhanced Small-Mid Cap Fund were authorized by action of the Board effective September 15, 2017 and Class K shares of each such Fund were redesignated as Class R6 shares effective August 28, 2018. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors (the “Board”)) or conversion rights (except that Class C shares convert to Class A shares after eight years) and are redeemable as described in the Prospectus and this Statement of Additional Information (“SAI”). Each share has equal rights

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with each other share of the same class of a Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Each class of shares may be subject to such sales loads or charges, expenses and fees, and account size requirements as the Board may establish or change from time to time and to the extent permitted under the 1940 Act.

Crossmark Global Investments, Inc. (“Crossmark” or the “Adviser”) serves as investment adviser to the Funds. Crossmark provides portfolio screening services to the Funds for use in the management of the Funds’ investment portfolios, as well as administration, compliance and claims preparation services to the Funds. The Northern Trust Company (“Northern Trust”) acts as fund accounting and sub-administration services provider for the Funds. In addition, Northern Trust acts as custodian and transfer agent for the Funds. Cottonwood Falls, LLC (d/b/a CWF Fund Officer Services) (“CWF”) provides principal financial officer services to the Funds. Crossmark Distributors, Inc. (“Crossmark Distributors”), an affiliate of Crossmark, is the Funds’ distributor. (See “Adviser,” “Administration, Fund Accounting and Sub-Administration Services, Compliance Services, Class Action and Fair Fund Services, Transfer Agency and Service, and Fund PFO/Treasurer Agreements” and “Distributor”).

INVESTMENT STRATEGIES

Following is a discussion of the various types of securities and strategies that may be used by a Fund, to the extent not inconsistent with its investment objective and policies.

Temporary Defensive and Other Short-Term Positions

Although it is expected that each of the Funds will normally be invested consistent with its investment objective and policies, each of the Funds may invest in certain short-term, high-quality debt instruments for the following purposes: (a) to meet anticipated day-to-day operating expenses; (b) pending Crossmark’s ability to invest cash inflows; (c) to permit the relevant Fund to meet redemption requests; and (d) for temporary defensive purposes. The short-term instruments in which the Funds may invest include: (i) short-term obligations of the U.S. Government or its agencies, instrumentalities, authorities, or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (v) repurchase agreements; (vi) money market funds; and (vii) zero coupon bonds.

The Funds’ short-term investments will generally not have maturities of greater than one year.

Common Stock, Convertible Securities, and Other Equity Securities

Each Fund other than Steward Select Bond Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company’s organization and operations. Common stocks do not contain a guarantee of value — their prices can fluctuate up or down and may be reduced to zero under certain circumstances.

These Funds may also buy other types of equity securities such as convertible securities (including “synthetic convertible securities”), preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted at either a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

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These Funds, as well as Steward Select Bond Fund, may invest in preferred stock. Unlike common stock, preferred stock offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and it may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

“Synthetic” convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund will invest in synthetic convertibles only with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Small- and mid-cap companies tend to be smaller, less established companies, and investment in equity securities of these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Small- and mid-cap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of small- and mid-cap companies is normally less than that of larger companies and, therefore, such volume may disproportionately affect the market price of such securities, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

While all investments involve risk, micro-cap stocks are among the riskiest. Many micro-cap companies are new and have no proven track record. Some of these companies have no assets, operations, or revenues. Others have products and services that are still in development or have yet to be tested in the market. Another risk that pertains to micro-cap stocks involves the low volumes of trades. Because many micro-cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Covered Call Options

Covered call options may be written on Steward Covered Call Income Fund’s equity securities. A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at a specified exercise price at any time prior and up to the expiration of the contract. When call options are written, the Fund will typically write options with exercise prices that are above the current market price of the security, thus providing room for growth. The purchaser pays a premium to the Fund for the option, so the premium is an extra source of income to the Fund. If the price of the underlying security rises, but does not rise to the level of the exercise price, the option would not typically be exercised, and the Fund would keep both the security at its appreciated value and the option premium. However, if the price of the underlying security rises above the exercise price of the option prior to expiration of the option and the option is exercised, the Fund will lose the value of the appreciation above the exercise price, although the loss in appreciation will be moderated by the amount of the option premium received by the Fund. If the price of the security drops below the price at the time the option was written, such loss in value will be diminished by the value of the premium.

The covered call strategy used by the Fund is designed to earn extra income for the Fund from premiums to moderate the impact of market declines and to reduce the volatility of the Fund’s portfolio. This strategy means that the Fund may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, by using this strategy, the Fund would tend to outperform equity markets during periods of flat or declining equity prices due to the Fund’s receipt of premiums from

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selling the call options. Covered call options on a particular equity security may be sold on up to the full number of shares of that equity security held by the Fund. For securities on which options expire unexercised, the Fund can write more options, thus earning more premium income, until an option on the security is exercised. The Fund’s portfolio management considers several factors when writing (selling) options, including the overall equity market outlook, factors affecting the particular industry sector, individual security considerations, the timing of corporate events, and the levels of option premiums.

The Fund may terminate an option that it has written prior to the option’s expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Options written by the Fund will normally have expiration dates not more than one year from the date written. The exercise price of the options may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current market price of the underlying securities at the times the options are written. The Fund may engage in buy-and-write transactions in which the Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as buy-and-write. Buy-and-write transactions using in-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, the Fund’s maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or advance moderately during the option period. In such a transaction, the Fund’s gain will be limited to the premiums received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the amount of such decline will be offset wholly or in part by the premium received, and the Fund may or may not realize a loss.

To the extent that a secondary market is available on the exchanges, the covered call option writer may liquidate the position prior to the assignment of an exercise notice by entering a closing purchase transaction for an option of the same series as the option previously written. The cost of such a closing purchase, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will have incurred a loss on the transaction.

With respect to writing covered call options, Steward Covered Call Income Fund complies with the requirements of Rule 18f-4 under the 1940 Act, which governs the use of derivatives within mutual fund portfolios. Pursuant to the requirements of Rule 18f-4, the Fund maintains a comprehensive derivatives risk management program and has appointed a derivatives risk manager to administer the program. Under the program, covered call options written by the Fund are subject to a value-at-risk based limit, which is designed to limit the extent to which the Fund may increase its market risk by leveraging its portfolio through derivatives.

Short Sales

When Steward Equity Market Neutral Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to close out its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

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With respect to short sales, Steward Equity Market Neutral Fund complies with the requirements of Rule 18f-4 under the 1940 Act, which governs the use of derivatives within mutual fund portfolios. Pursuant to the requirements of Rule 18f-4, the Fund maintains a comprehensive derivatives risk management program and has appointed a derivatives risk manager to administer the program. Under the program, short sales by the Fund are subject to a value-at-risk based limit, which is designed to limit the extent to which the Fund may increase its market risk by leveraging its portfolio through derivatives.

Foreign Securities

Steward Global Equity Income Fund and Steward Values Enhanced International Fund will invest substantial amounts in securities of non-U.S. issuers. Although Steward Covered Call Income Fund, Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, Steward Select Bond Fund, Steward Values Enhanced Large Cap Fund, and Steward Values Enhanced Small-Mid Cap Fund expect to invest principally in securities of U.S. issuers, these Funds may also invest in some foreign securities. The Funds may invest in U.S. dollar-denominated securities that may be issued or guaranteed by non-U.S. entities. Certain of these investments may be made directly by the Funds; others may be indirect, through another investment company in which the Funds may invest. Investing in securities issued by non-U.S. corporations involves considerations and possible risks not typically associated with investing in obligations issued by domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of U.S. dollar-denominated foreign investments are affected by changes in application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. These securities may involve higher brokerage commissions than securities of U.S. issuers, and they may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in issuers in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

A Fund’s foreign investments may include emerging-market stock. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging-market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestments, resource self-sufficiency and balance of payments position. Many emerging-market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging-market countries.

Foreign government securities in which a Fund may invest may include obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies.”

A Fund may invest in equity securities of non-U.S. issuers, in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) (together, “Depositary Receipts”), or other securities convertible into securities of eligible European or Far Eastern issuers. The securities for which these securities may be exchanged may not necessarily be U.S. dollar denominated. An ADR or ADS is typically issued by an American bank or trust company and evidences ownership of underlying securities issued by a non-U.S. corporation. An EDR, which is sometimes referred to as a Continental Depositary Receipt (“CDR”), is issued in Europe, typically by a foreign bank or trust company and evidences ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of the Funds’ investment policies, the Funds’ investments in ADRs, ADSs, EDRs and GDRs will be deemed to be investments in the equity securities of the foreign issuers into which they may be converted.

Depositary Receipt facilities may be established as either “sponsored” or “unsponsored.” While Depositary Receipts issued through these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of Depositary Receipt holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically

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the depositary requests a letter of non-objection from the issuer prior to establishing the facility. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of noncash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to Depositary Receipt holders with respect to the deposited securities. Sponsored Depositary Receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the Depositary Receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although Depositary Receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the Depositary Receipt holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored Depositary Receipts. Although Depositary Receipts are denominated in U.S. dollars, the value of securities underlying a Depositary Receipt, and thus of the Depositary Receipt, may be affected by changes in the relative values of the currencies of the U.S. and the country of the issuer.

Market Disruptions and Geopolitical Events

Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of a Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a Fund and its investments. Ongoing trade disputes between the United States and other countries may lead to tariffs and investment restrictions, negatively impacting affected companies and their securities. These disputes can also harm the economies of the United States and its trading partners, as well as financial markets overall. Adverse market conditions or disruptions could cause a Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of a Fund’s investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the value of a Fund and its investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments held by a Fund. For Steward Values Enhanced International Fund and Steward Global Equity Income Fund, to the extent the Fund has focused its investments in the market of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Recent political activity in the U.S. has increased the risk that the U.S. could default on some or any of its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly,

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political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect a Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies, such as artificial intelligence, to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this section and may increase volatility in one or more markets in which a Fund invests leading to the potential for greater losses for the Fund.

U.S. Government Obligations

Government obligations in which a Fund may invest include U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. Direct obligations of the U.S. Treasury in which a Fund may invest include U.S. Treasury bills, notes, and bonds. U.S. Treasury bills have, at the time of issuance, maturities of one year or less. U.S. Treasury notes have, at the time of issuance, maturities of one to ten years. U.S. Treasury bonds generally have, at the time of issuance, maturities of greater than ten years. Obligations of U.S. Government agencies and instrumentalities have various degrees of backing. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association (“GNMA”) participation certificates, are, like U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligations, and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. No assurances can be given that the U.S. Government will provide financial support to agencies or instrumentalities whose securities are not backed by the full faith and credit of the U.S. Treasury, since it is not obligated to do so. Accordingly, such U.S. Government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating- or variable-rate U.S. Government obligations. The Funds may purchase U.S. Government obligations on a forward commitment basis.

Forward Commitments and When-Issued Transactions

A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when-issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a security purchased on a forward commitment or when-issued basis prior to settlement if it is appropriate to do so and if the Fund would realize short-term profits or losses, if any, upon such sale. Rule 18f-4 under the 1940 Act permits a Fund to invest in a security on a forward commitment or when-issued basis and the transaction will be deemed not to involve a senior security, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction. A Fund may dispose of a commitment prior to settlement if Crossmark deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.

Eurodollar and Yankee Dollar Instruments

When appropriate to its investment objective and policies, a Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. (See also “Bank Obligations,” below.)

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Bank Obligations

These obligations include negotiable certificates of deposit and bankers’ acceptances. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Funds will limit their bank investments to dollar-denominated obligations rated A or better by Moody’s or S&P issued by U.S. or foreign banks that have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, (i) are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or (ii) whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund’s bank investments (either direct, or through another investment company in which it may invest) may include Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

Commercial Paper

Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special-purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. All commercial paper purchased by the Funds must have a remaining maturity of no more than 270 days from the date of purchase by the Funds, and commercial paper purchased by a Fund must be rated at least A-1 or P-1 by a nationally recognized statistical rating organization (“NRSRO”) or deemed of comparable quality by Crossmark. A Fund may not invest more than 5% of its total assets in commercial paper of a single issuer.

Repurchase Agreements

The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to ensure that the value of the collateral always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, a Fund that is a purchaser under such an agreement may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. A repurchase agreement is equivalent to a loan by a Fund.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Adviser to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction in which a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed future date, the Fund repurchases the security by paying an agreed purchase price plus interest. A reverse repurchase agreement is equivalent to a borrowing by a Fund and is subject to the Funds’ derivatives risk management program pursuant to Rule 18f-4 under the 1940 Act.

Corporate Debt Securities

Corporate debt securities include bonds, debentures, notes and similar instruments issued by corporations and similar entities. A Fund’s investment in these instruments must comply with the Fund’s rating criteria.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount no less than the current market value of the securities loaned; (2) the Fund may at any time call

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the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.

Cash collateral received by a Fund when it lends its portfolio securities is invested in high-quality, short-term debt instruments, short-term bank collective investment and money market mutual funds, and other investments meeting quality and maturity criteria established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and then to pay for lending transaction costs. The remaining amount is divided between the Fund and the lending agent.

A Fund will retain most rights of beneficial ownership of the loaned securities, including the right to receive dividends, interest or other distributions on the loaned securities. Voting rights may pass with the loan, but a Fund may call a loan in order to vote proxies if a material issue affecting the investment is subject to a vote.

Loans of portfolio securities entail certain risks. A Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. If the borrower fails financially, a Fund may also lose its rights to the collateral.

The Funds did not engage in any securities lending activities during the most recent fiscal year.

Investment Companies

Each Fund is permitted to invest in shares of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent consistent with its investment objective and policies and with limits imposed under applicable law and regulations. To the extent a Fund invests a portion of its assets in other investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. A Fund’s investments in a closed-end investment company, together with investments in such closed-end company by other funds having the same investment adviser as the Fund, would be limited to 10% of the outstanding voting shares of such closed-end company. The Funds may not purchase shares of any affiliated investment company except as permitted by applicable law or an SEC rule or order.

ETFs in which a Fund may invest may be organized as open-end mutual funds or unit investment trusts. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the ETF investment will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees, which are borne by ETF shareholders. As a result, an investor in a Fund is subject to a duplicate level of fees to the extent that such Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, rather than at the closing net asset value price. Thus, ETF shares could trade at either a premium or a discount to net asset value. Trading prices of ETFs that track equity market indices tend to closely track the actual net asset value of the underlying portfolios because these portfolios are publicly disclosed on each trading day. Also, an approximation of actual net asset value is disseminated throughout the trading day. If available, the Funds may also invest in ETFs that are based on fixed-income indices or are actively managed. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests increase in value.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A Fund may invest in debt or equity securities issued by REITs, including REITs invested principally in mortgages of churches, colleges, schools and other nonprofit organizations. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate-level federal income tax on income distributed to its shareholders and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually 90% or more of its otherwise taxable income. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee simple ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure

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construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental cleanup costs; condemnation or casualty losses; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. A Fund’s investment in REITs is also subject to heavy cash flow dependency, defaults of tenants, self-liquidation, the possibility of failing to qualify as a REIT under the Code, and failing to maintain exemption from the requirement to register under the 1940 Act. Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT securities. Rising interest rates also generally increase the costs of obtaining financing, which could make it more difficult for a REIT to meet its obligations. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers’ ability to repay its debt to the REIT when due. Equity REIT securities may be affected by the ability of tenants to pay rent. In addition, REITs may not be diversified. Also, by investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities. If a Fund’s holdings of illiquid securities exceed 15% of its net assets, it will take appropriate action to bring holdings down to 15% or less of its net assets in accordance with the Fund’s liquidity risk management program adopted pursuant to Rule 22e-4 under the 1940 Act (the “LRM Program”). The LRM Program administrator is responsible for determining the liquidity classification of Fund investments and monitoring compliance with the 15% limit on illiquid securities. Illiquid securities are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of the LRM Program, and may include investments that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, certain investment company securities, and certain restricted securities. There may be undesirable delays in selling illiquid securities at a price representing their fair value.

Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption. In certain circumstances, to the extent a Fund owns securities of such a company in excess of 1% of that company’s total outstanding securities, such holdings by the Fund could be deemed to be illiquid and would be subject to the Fund’s 15% limit on illiquid investments.

The expenses of registering restricted securities that are illiquid may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. There can be no assurance that a Fund will be able to sell such a security at the price at which it is valued for purposes of determining the Fund’s net asset value.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES

The policy of the Funds and their service providers is to protect the confidentiality of the Funds’ portfolio holdings and to prevent the selective disclosure of nonpublic information about those holdings. The Funds’ Board has adopted policies and procedures to implement this policy. These policies and procedures are designed to assure that any disclosure of nonpublic information about Fund portfolio holdings is in the best interests of Fund shareholders and to address any conflicts that may exist between the interests of Fund shareholders and those of Fund service providers and their affiliates. Portfolio holding information may be disclosed only in accordance with these policies and procedures, with such exceptions as may be approved by the Funds’ Chief Compliance Officer.

The Funds may publicly disclose monthly their month-end portfolio holdings on their website, www.stewardfunds.com. The information for each month-end would generally be posted around the end of the following month. A Fund may provide portfolio holdings information to organizations such as Standard & Poor’s Corporation no earlier than it is made publicly available as provided above. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each

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fiscal year as an exhibit to its reports on Form N-PORT. Portfolio holdings information included with Form N-PORT for the third month of each relevant fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual Form N-CSR filings with the SEC and is made available on the Funds’ website listed above. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above. Following or simultaneously with any such filing or other public disclosure, the Funds may make public a summary or list of completed purchases and sales, as of the date of the information contained in the relevant filing or public disclosure (“trade commentary”).

For legitimate business purposes — for example, in the event of a merger or retention of a new adviser or sub-adviser — disclosure of information about Fund portfolio holdings may occasionally be determined by a Fund’s Chief Compliance Officer, in consultation with the Fund’s legal counsel, to be appropriate, provided any such disclosure is subject to a confidentiality agreement that includes provisions to prevent trading on nonpublic information. Nothing in the Funds’ policies prevents disclosure of portfolio holdings information that may be required by applicable law or regulation.

A Fund or its authorized service provider may at any time distribute analytical data that does not identify any specific portfolio holding.

Crossmark’s trading desk may periodically distribute lists of investments held by its clients (including a Fund) to facilitate efficient trading of those investments and receipt of relevant research. Crossmark may also periodically distribute a list of issuers and securities that are covered by its research department as of a particular date, which may include securities held by a Fund or that are under consideration for a Fund. The list will not, however, indicate that a Fund owns or may own any security and will not identify Fund position sizes.

Whenever disclosure of portfolio holdings pursuant to a Funds’ policies and procedures would involve a conflict of interest between a Fund’s shareholders and Crossmark, the Funds’ distributor or any affiliated person of the Fund, Crossmark, or the distributor, such disclosure may not be made without the approval of a majority of the Fund’s independent directors upon a determination that the arrangement is in the best interest of the Fund’s shareholders. Neither a Fund nor Crossmark, the distributor or any affiliated person of a Fund, may enter into any arrangement to receive compensation or benefit of any kind for the disclosure of Fund portfolio holdings information.

The Funds’ Chief Compliance Officer is responsible for monitoring compliance with the Funds’ portfolio holdings disclosure policies and procedures and may request certifications from persons who have access to this information that their use of the information complies with the policies and with the terms of any applicable Confidentiality Agreement. The Chief Compliance Officer will report material violations to the Board, which will determine appropriate corrective action.

The Board may impose additional restrictions on dissemination of information about a Fund’s portfolio holdings. A Fund’s policies and procedures regarding disclosure of Fund portfolio holdings may be waived, or exceptions permitted, only with consent of the Fund’s Chief Compliance Officer upon a determination that such waiver is consistent with best interests of the Fund and its shareholders.

INVESTMENT RESTRICTIONS

The Funds are subject to investment restrictions designed to reflect their values-based screening policies. In addition, each Fund has adopted the following investment restrictions, which are fundamental policies of the Fund (except as otherwise noted) and may not be changed without approval by vote of a majority of the outstanding shares of that Fund. For this purpose, such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Investment Restrictions of the Funds

As a fundamental policy, each Fund has elected to be qualified as a diversified open-end series of SFI.

Additionally, the Funds may not:

1.	borrow money, except as permitted under or to the extent not prohibited by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

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4.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.

purchase or sell real estate, which does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans.

A Fund’s classification as a diversified series means, under currently applicable law, that at least 75% of the value of the Fund’s assets will be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities with respect to which the Fund will make no investment that would (a) cause more than 5% of its assets to be invested in the securities of a single issuer or (b) cause it to own more than 10% of the voting securities of a single issuer.

With respect to the foregoing restrictions regarding senior securities, borrowing and concentrating investments, the 1940 Act and regulatory interpretations of relevant provisions of that Act establish the following general limits. Open-end registered investment companies are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. For this purpose, SFI’s issuance of separate series of shares (each Fund is a series of SFI) and the division of those series into separate classes (each of Class A, Class C, Class R6, and Institutional Class is such a separate class) are not considered to create senior securities. Although borrowings could be deemed to be senior securities, the 1940 Act permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. (A borrowing shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The 1940 Act also permits each Fund to borrow from a bank, provided that immediately after any such borrowing there is an asset coverage (including the proceeds of borrowings) of at least 300% for all borrowings by the Fund, and in the event such asset coverage falls below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer time as the SEC may prescribe, reduce the amount of its borrowings so that asset coverage for such borrowings shall be at least 300%. Thus, a Fund may pledge, mortgage, or hypothecate no more than one-third of its total assets to secure borrowings. A Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total net assets.

With respect to concentration, the SEC staff takes the position that investment of 25% or more of a Fund’s assets in any one industry or group of industries represents concentration.

With respect to the foregoing restrictions on making loans, a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of its total assets. A Fund may invest without limit in repurchase agreements to the extent consistent with its investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemptive order from the SEC.

An investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs as a result of an acquisition of securities, except that if asset coverage for borrowings falls below the required 300%, noted above, a Fund shall, within the time period noted above, reduce its borrowings so that such asset coverage will be at least 300%.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s investment objective and principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities Crossmark believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

DIRECTORS AND EXECUTIVE OFFICERS

Leadership structure. The Funds’ Board of Directors (the “Board”) provides overall supervision of the affairs of the Funds. Richard J. Rossi, an independent director of the Funds, was appointed by the Board as Independent Board Chair at a meeting held on March 20, 2024. As Independent Board Chair, Mr. Rossi has responsibility for coordinating the work and leading meetings of the Board. Kyle A. Dana, a director of the Funds, is an “interested person” of the Funds because of his position with AGFinancial, the parent company of Crossmark Global Holdings, Inc. All directors of the Funds except Mr. Dana are independent directors. During SFI’s fiscal year ended April 30, 2026, the Board met five (5) times.

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Risk oversight. The Funds’ service providers, including their investment adviser, principal underwriter, administrator, fund accounting and sub-administration services provider, and transfer agent, provide day-to-day risk management of the Funds in their areas of responsibility. The Board oversees the performance of these service providers, including their management of risks. The Board meets quarterly and its Committees meet periodically (see “Board Committees,” below) to review information concerning the Funds’ operations and performance, the broader securities markets, and other information relevant to their oversight responsibilities that, among other things, helps them to identify and monitor general and particular risks to the Funds. The Board’s Committees focus on particular types of risks in their areas of responsibility. It should be noted that not all risks to the Funds can be identified or controlled. Moreover, certain risks are inherent in the Funds’ operations. See, for example, investment risks described in the Funds’ Prospectus.

Qualifications of directors. The Funds’ directors, in addition to meeting high standards of integrity and commitment, offer to the Funds a variety of experience relevant to oversight of the Funds, including, in the aggregate, responsible leadership experience in sales and marketing, accounting, business operations, strategic planning, investment, and service on boards of other entities. In selecting candidates for directors, the Nominating and Corporate Governance Committee has considered whether candidates meet high standards of personal integrity and relevant professional experience and can bring diverse points of view to the Board. Independent directors must satisfy regulatory requirements and guidelines adopted by the Board relevant to their independence. Beyond these considerations, the Nominating and Corporate Governance Committee has not set specific minimum qualifications. The Board believes that each independent director’s background brings to the Board a combination of skills that permits him or her to objectively review, question and evaluate information provided to him or her by Fund management and to exercise effective business judgment in overseeing the Funds. The particular types of experience for the directors are described below.

Interested Director

Kyle A. Dana, CRPC: Mr. Dana has served as a Director with the Fund Complex (defined below) since 2017. Since 2000, Mr. Dana has worked with AGFinancial, and currently serves as Senior Vice President of Retirement Planning and Investment Solutions. Mr. Dana has dual degrees in Management and Marketing from Evangel University and professional licenses and designations, including Chartered Retirement Planning Counselor (CRPC®) and Series 63 license.

Independent Directors

Mark H. Barineau: Mr. Barineau has served as a Director with the Fund Complex since 2017. Mr. Barineau currently serves as President and owner of Lionsmark Investment Group, a private real estate investment and management company he formed in 2016. Its primary business is the acquisition, development and management of multifamily assets and other active and passive real estate investments. Mr. Barineau also currently serves as co-founder and managing member of Starboard Star Venture Capital LLC, a venture capital fund formed in 2021 focused on investments in technology companies primarily in energy, construction, property and other industrial applications, as well as B2B startups in sports technology and other markets. Mr. Barineau’s professional career began in 1992 as a Project Controls Engineer with a subsidiary of Waste Management where he performed value engineering and cost controls related to environmental remediation and landfill construction. In 1996, his entrepreneurial spirit led him to the real estate industry, where he served various roles including President and an owner of Radney Management & Investments, Inc., which specialized in the acquisition, development and management of government subsidized low-income and conventional workforce multifamily housing across the United States. He sold his interests in this company in 2016. Raised in Houston, he is a graduate of The University of the South (Sewanee, TN) and Columbia University (New York, NY) and holds B.S. degrees in both Physics and Mechanical Engineering. He is a Certified Property Manager by the Institute of Real Estate Management, a member of Young Presidents’ Organization (former executive board member) and a member of several Houston area social clubs. Mr. Barineau strives to put his faith in practice with his time, talent and treasure. He has served as an Executive Vestry Member of St. Martin’s Episcopal Church (largest Episcopal church in the USA) and as a Trustee of Episcopal High School.

Adriana R. Posada: Ms. Posada has served as a Director with the Fund Complex since 2017. Ms. Posada retired from American Beacon Advisors, Inc. in 2016, where she had served since 1998 as Senior Portfolio Manager for several registered investment companies (“funds”) and had responsibility for managing a substantial portion of a large corporate pension plan’s assets. Her experience included equity, fixed income, alternative and derivative investments. She also identified, selected and oversaw sub-advisers for the funds and the pension plan. She reported regularly to the funds’ board of directors and to the pension plan’s representative regarding the performance of the sub-advisers. From 1993 to 1998, also at American Beacon Advisors, Inc., her responsibilities involved regulatory compliance and preparation and dissemination of certain numerical information regarding the funds and separate accounts. She also served as a Trustee of Irving Firemen’s Relief and Retirement Plan from 2009 to 2015. Ms. Posada holds a B.S. in mathematics from Universidad de Los Andes, Bogota, Colombia; an M.S. in mathematics from the University of Houston, Houston, Texas; and an M.A. in Actuarial Science from the University of Michigan, Ann Arbor, Michigan. She has passed exam parts 1, 2 and 3 of the Society of Actuaries.

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Mark Osterheld: Mr. Osterheld has served as a Director with the Fund Complex since 2024. Mr. Osterheld currently serves as an independent trustee, chairman of the board and the audit committee chair of the CoinShares ETF Trust, a series Trust of exchange-traded funds focused on the digital asset class that was organized in 2021. From 2014 to 2018, he served as an independent trustee and the audit committee chair of the HIMCO Variable Insurance Trust, a series Trust of mutual funds used as funding vehicles for variable annuity and variable life insurance separate accounts. In 2021, he served as an Adjunct Lecturer in Accountancy at Clarkson University in Potsdam, New York and from 2018 to 2021, he served as an Adjunct Lecturer in Accountancy at Bentley University in Waltham, Massachusetts. In addition, Mr. Osterheld previously held various leadership roles at Fidelity Investments from 1992 to 2013, including Fund President and Treasurer of Fidelity mutual funds and Vice President – Treasury Oversight. Prior to his tenure at Fidelity Investments, he served as Senior Manager at Ernst & Young LLP from 1988 to 1992, Chief Financial Officer and Corporate Controller at Towermarc Corporation, a commercial real estate development firm, from 1986 to 1988, and Senior Manager at KPMG LLP from 1978 to 1986. Mr. Osterheld holds a B.S. in Accounting from The Ohio State University and an MBA from the University of Wisconsin-Madison. He is a Certified Public Accountant (CPA) and a member of the American Institute of Certified Public Accountants.

Richard J. Rossi: Mr. Rossi has served as a Director with the Fund Complex since 2019. Mr. Rossi retired in 2017 from Eagle Asset Management, an investment advisory firm in St. Petersburg, Florida and a subsidiary of Raymond James, where he served as an officer for seventeen years. At the time of his retirement, he was President and Co-Chief Operating Officer of the firm as well as President of Eagle Mutual Funds and Eagle Fund Distributors. Mr. Rossi was instrumental in developing the firm’s overall strategic decisions and business plans, including developing its asset management acquisition strategy. He was responsible for all retail and institutional mutual fund and private account sales, client services, and administrative functions and oversaw a substantial increase in assets during his tenure as a result of the acquisition strategy. In addition to his roles at Eagle Asset Management, Mr. Rossi previously served as Vice President, Institutional Equity Sales, of First Union Capital Markets as well as Managing Director and Chief Operating Officer of Mentor Investment Group. Mr. Rossi began his career in 1984 with Raymond James and has over 30 years of executive management and senior sales experience in the asset management and financial services industries. Mr. Rossi holds a B.A. from the University of Florida and an M.P.A. from the University of North Florida.

Directors and Executive Officers

The directors provide overall supervision of the affairs of the Funds. The Funds’ directors, the Funds’ executive officers, and their principal occupations for the past five years are listed below. The “Fund Complex” includes all registered investment companies (including all of their portfolios) advised by Adviser and any affiliated person of the Adviser. As of the date of this SAI, the “Fund Complex” consists of SFI and another registered investment company advised by the Adviser.

Name, Address, Age	Position(s) Held with the Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships or Trusteeships Held by Director During the Past 5 Years
Interested Director
Kyle A. Dana, CRPC[2] c/o 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1978	Director	Indefinite Term Since 2017	Senior Vice President, Retirement & Investment Solutions, AGFinancial[3] (2000 - Present)	12	N/A
Independent Directors
Mark H. Barineau c/o 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1968	Director	Indefinite Term Since 2017	President, Lionsmark Investment Group[4] (2016 - Present); Co-Founder and Managing Member, Starboard Star Venture Capital LLC (2021 - Present); President and Owner, Radney Management & Investments, Inc.5 (1996 - 2016)	12	N/A
Mark Osterheld c/o 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1955	Director	Indefinite Term Since 2024	Adjunct Lecturer, Clarkson University (2021); Adjunct Lecturer, Bentley University (2018 - 2021)	12	CoinShares ETF Trust (2021 - Present); HIMCO Variable Insurance Trust (2014 - 2018)

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Name, Address, Age	Position(s) Held with the Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships or Trusteeships Held by Director During the Past 5 Years
Adriana R. Posada c/o 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1954	Director	Indefinite Term Since 2017	Retired; Senior Portfolio Manager, American Beacon Advisors, Inc. (1998 - 2016)	12	N/A
Richard J. Rossi 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1956	Director; Independent Board Chair as of March 20, 2024	Indefinite Term Since 2019	Retired; President and Co-Chief Operating Officer, Eagle Asset Management, President, Eagle Mutual Funds and Eagle Fund Distributors (2000 - 2017)	12	N/A

[1]

Each director serves on the Board from the time of his or her election or appointment until the election of directors next succeeding his or her election or appointment and until his or her successor is elected and qualified. Because the Funds do not hold regular annual meetings of shareholders to elect directors, each director serves for an indefinite period.

[2]	Mr. Dana is an “interested person” of SFI, as defined in the 1940 Act, because of his position with AGFinancial, which is an affiliate of the Funds’ investment adviser, administrator and distributor.
[3]	AGFinancial is an affiliate of SFI’s investment adviser, administrator and distributor specializing in delivering financial products and services that align with faith and values.
[4]

Lionsmark Investment Group is a private real estate investment and management company that Mr. Barineau formed in 2016. Its primary business is the acquisition, development and management of multifamily assets and other active and passive real estate investments.

[5]	Radney Management & Investments, Inc. was established in 1982 and is an ACCREDITED MANAGEMENT ORGANIZATION® specializing in multifamily property management.

The Funds’ Officers are as follows:

Name, Address, Age	Position(s) Held with Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships or Trusteeships Held by Officer During the Past 5 Years
Executive Officers
Robert C. Doll, CFA 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1954	President	Since 2024

President and Chief Executive Officer, Crossmark Global Investments, Inc. (2024 - Present); Chief Investment Officer, Crossmark Global Investments, Inc. (2021 - Present); Chief Equity Strategist and Senior Portfolio Manager, Nuveen (2012 - 2021)

N/A
James Jacoby 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1968	Executive Vice President, Derivatives Risk Manager and Liquidity Risk Management Program Administrator	Since 2022	Chief Operating Officer, Crossmark Global Investments, Inc. (2022 - Present); Global Head of Performance and Risk, Invesco, Ltd. (2007 - 2021)	N/A
Rob Botard, CFA 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1970	Executive Vice President	Since 2022

Managing Director – Head of Equity Investments, Crossmark Global Investments, Inc. (2024 – Present); Managing Director and Portfolio Manager, Crossmark Global Investments, Inc. (2022 - 2024); Portfolio Manager, Invesco, Ltd. (2011- 2022)

N/A
Victoria Fernandez, CFA 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1973	Executive Vice President	Since 2014	Chief Market Strategist, Crossmark Global Investments, Inc. (2018 - Present)	N/A

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Name, Address, Age	Position(s) Held with Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships or Trusteeships Held by Officer During the Past 5 Years
Paul Townsen 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1971	Executive Vice President	Since 2017	Managing Director – Portfolio Manager, Crossmark Global Investments, Inc. (2021 - Present); Managing Director, Crossmark Global Investments, Inc. (2017 - 2021)	N/A
Ryan Caylor, CFA 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1988	Executive Vice President	Since 2020	Portfolio Manager, Crossmark Global Investments, Inc. (2020 - Present); Head of Research, Crossmark Global Investments, Inc. (2019 - Present)	N/A
Heather Lindsey 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1973	Executive Vice President	Since 2022	Managing Director – Head of Distribution, Crossmark Global Investments, Inc. (2021 - Present); Senior Vice President – Head of Strategic Accounts, Invesco, Ltd. (2018 - 2020)	N/A
Andrew Cullivan, CFA 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1991	Executive Vice President	Since 2024

Portfolio Manager, Crossmark Global Investments, Inc. (2024 - Present); Portfolio Manager, Veriti Management (2020 - 2024); Vice President and Regional Director - Quant and Risk Analytics, FactSet Research Systems, Inc. (2013 - 2020)

N/A
Jim A. Coppedge 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1968	Executive Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer	Since 2017

General Counsel and Chief Compliance Officer, Crossmark Global Investments, Inc. (2017 - Present); General Counsel and Chief Compliance Officer, Crossmark Distributors, Inc. (2017 - Present); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2018 - Present)

N/A
Sheri Steward Morris 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1964	Treasurer	Since 2025

Owner and Principal Financial Officer, CWF Fund Officer Services (2025 - Present); Head of Global Fund Services, Invesco, Ltd. (2019 - 2023); President and Principal Executive Officer, The Invesco Funds (2016 - 2023); Senior Vice President, Invesco Advisers, Inc. (2020 - 2023); and Treasurer, The Invesco Funds (2008 - 2020)

N/A
Patricia Mims 9753 Katy Fwy, Suite 200, Houston, TX 77024 Birth Year: 1960	Assistant Treasurer	Since 2021

Assistant Secretary, Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Wealth Management, LLC (2024 - Present); Financial Operations Principal, Crossmark Distributors, Inc. (2018 - Present); Senior Compliance Officer, Crossmark Global Investments, Inc. (2018 - 2020)

N/A

[1]	SFI officers are elected by the Board annually and hold office until the next annual Board meeting at which officers are elected and until his or her successor is elected and qualified.

Board Committees

The Board has two committees, the Audit Committee and the Nominating and Corporate Governance Committee, which are comprised exclusively of independent directors and report to the Board. Following is a description of each of the committees:

Audit Committee – The Committee’s primary functions include serving as an independent and objective party to monitor SFI’s accounting policies and financial reporting, as well as the work of SFI’s independent registered public accounting firm (the “independent auditors”). The Committee assists the Board in its oversight of (1) the integrity of each Fund’s financial statements;

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(2) each Fund’s compliance with legal and regulatory requirements as related to accounting and financial reporting; (3) the independent auditors’ qualifications and independence; and (4) the performance of SFI’s independent auditors. The Committee also serves to provide an open avenue of communication among the independent auditors, SFI management and the Board. The Committee is composed entirely of independent directors. Current Committee members are: Mark Osterheld, Chair; Adriana R. Posada; Mark H. Barineau; and Richard J. Rossi. The Committee met five (5) times during the fiscal year ended April 30, 2026.

Nominating and Corporate Governance Committee – The Committee’s primary functions are to select individuals who would qualify to serve as independent directors, nominate directors for membership on the Board and its committees, recommend committee chairs, review committee membership and oversee the administration of the Board Governance Guidelines and Procedures. Shareholders may submit suggestions for independent director candidates by sending a resume of the candidate to the Secretary of SFI for the attention of the Chair of the Nominating and Corporate Governance Committee. SFI’s address is 9753 Katy Fwy, Suite 200, Houston, TX 77024. The Committee is composed entirely of independent directors. Current Committee members are: Adriana R. Posada, Chair; Mark Osterheld; Mark H. Barineau; and Richard J. Rossi. The Committee met two (2) times during the fiscal year ended April 30, 2026.

The following table provides information about the ownership of securities in the Funds and in the total Fund Complex for the current directors.

Directors	Fund	Dollar Range of Equity Securities in each Fund[1]	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Directors in the Fund Complex[1]
Interested Directors
Kyle A. Dana, CRPC

Steward Covered Call Income Fund

Steward Equity Market Neutral Fund

Steward Global Equity Income Fund

Steward Large Cap Core Fund

Steward Large Cap Growth Fund

Steward Large Cap Value Fund

Steward Select Bond Fund

Steward Values Enhanced International Fund

Steward Values Enhanced Large Cap Fund

Steward Values Enhanced Small-Mid Cap Fund

		$1—$10,000 Over $100,000 $50,001—$100,000 $1—$10,000 $1—$10,000 $1—$10,000 $0 $1—$10,000 $1—$10,000 $1—$10,000	Over $100,000
Independent Directors
Mark H. Barineau

Steward Covered Call Income Fund

Steward Equity Market Neutral Fund

Steward Global Equity Income Fund

Steward Large Cap Core Fund

Steward Large Cap Growth Fund

Steward Large Cap Value Fund

Steward Select Bond Fund

Steward Values Enhanced International Fund

Steward Values Enhanced Large Cap Fund

Steward Values Enhanced Small-Mid Cap Fund

		$10,001 - $50,000 $0 $0 $0 $0 $0 $0 $0 $0 $0	$10,001 - $50,000
Mark Osterheld

Steward Covered Call Income Fund

Steward Equity Market Neutral Fund

Steward Global Equity Income Fund

Steward Large Cap Core Fund

Steward Large Cap Growth Fund

Steward Large Cap Value Fund

Steward Select Bond Fund

Steward Values Enhanced International Fund

Steward Values Enhanced Large Cap Fund

Steward Values Enhanced Small-Mid Cap Fund

		$0 $0 $10,001 - $50,000 $0 $0 $0 $0 $0 $0 $0	$10,001 - $50,000

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Directors	Fund	Dollar Range of Equity Securities in each Fund[1]	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Directors in the Fund Complex[1]
Adriana R. Posada

Steward Covered Call Income Fund

Steward Equity Market Neutral Fund

Steward Global Equity Income Fund

Steward Large Cap Core Fund

Steward Large Cap Growth Fund

Steward Large Cap Value Fund

Steward Select Bond Fund

Steward Values Enhanced International Fund

Steward Values Enhanced Large Cap Fund

Steward Values Enhanced Small-Mid Cap Fund

		$0 $0 $50,001 - $100,000 $0 $0 $0 $0 $0 $0 $10,001—$50,000	$50,001 - $100,000
Richard J. Rossi

Steward Covered Call Income Fund

Steward Equity Market Neutral Fund

Steward Global Equity Income Fund

Steward Large Cap Core Fund

Steward Large Cap Growth Fund

Steward Large Cap Value Fund

Steward Select Bond Fund

Steward Values Enhanced International Fund

Steward Values Enhanced Large Cap Fund

Steward Values Enhanced Small-Mid Cap Fund

		$10,001—$50,000 $10,001—$50,000 $10,001—$50,000 $0 $0 $0 $0 $10,001—$50,000 $50,001—$100,000 $10,001—$50,000	Over $100,000

[1]	Valuation as of December 31, 2025.

As of December 31, 2025, neither the current independent directors, nor any of their immediate family members, owned any securities issued by Crossmark or the Funds’ principal underwriter or any company controlling, controlled by or under common control with those entities.

Director and Officer Compensation

For service as an independent board member to the funds in the Fund Complex, each independent board member is paid an annual retainer of $30,000. Additionally, each independent board member is paid $14,500 per regular quarterly meeting attended and $2,000 per special telephonic meeting attended. The Independent Board Chair is paid $13,000 annually for his service. The Chair of the Audit Committee is paid $7,500 annually for his service. The Chair of the Nominating and Corporate Governance Committee is paid $3,000 annually for her service. All compensation received by the independent board members is allocated among the funds in the Fund Complex. The officers, other than the Funds’ Chief Compliance Officer and Treasurer, and interested board member do not currently receive compensation from the Funds for serving in such capacities. The Funds reimburse Crossmark for a portion of the compensation paid to the Funds’ Chief Compliance Officer. The portion of the Chief Compliance Officer’s compensation reimbursed by each Fund is not significant relative to the expenses of the respective Fund. CWF provides principal financial officer services to the Funds by making available a senior financial professional who serves as Treasurer of the Funds. CWF receives a fee from the Funds for the services provided, which is paid monthly in arrears, and is also reimbursed by the Funds for certain out-of-pocket expenses. The Funds do not directly compensate the Treasurer. Additional information on the Funds’ arrangement with CWF is discussed below under “Administration, Fund Accounting and Sub-Administration Services, Compliance Services, Class Action and Fair Fund Services, Transfer Agency and Service, and Fund PFO/Treasurer Agreements.”

Except as noted above, the directors and officers are reimbursed for expenses incurred in attending meetings of the Board.

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The following table represents the compensation received by the current independent directors from the Funds during the fiscal year ended April 30, 2026.

Name of Person, Position	Aggregate Compensation from Steward Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex Paid to Directors
Mark H. Barineau, Director	$82,781.47	$0	$0	$82,781.47
Mark Osterheld, Director	$88,188.31	$0	$0	$88,188.31
Adriana R. Posada, Director	$85,307.37	$0	$0	$85,307.37
Richard J. Rossi, Director	$96,753.55	$0	$0	$96,753.55

Control Persons and Principal Holders of Securities

As of August 3, 2026, Assemblies of God Financial Services Group, d.b.a. AGFinancial, a Missouri nonprofit corporation, 3900 S. Overland Ave., Springfield, MO 65807, and the parent company of Crossmark Global Holdings, Inc., through its subsidiary, Steward Financial Holdings, Inc., has effective voting control over SFI and each of the Funds. AGFinancial serves as the sponsor of the Ministers Benefit Plan (the “Plan”), a 403(b) retirement plan, which owns more than 25% of the voting securities of each Fund. As sponsor of the Plan, AGFinancial has voting control over the Plan’s shares. Therefore, AGFinancial has effective voting control over sufficient shares of SFI and each of the noted Funds to determine the outcome of votes presented to shareholders.

The following table sets forth information concerning each person who, to the knowledge of the Funds, owned beneficially or of record more than five percent or more of the indicated class of each Fund’s shares as of August 3, 2026. Except for Crossmark Global Investments, Inc., all shareholders in the table below are record holders.

As of August 3, 2026, the directors and officers of the Funds, in the aggregate, owned less than one percent of any class of a Fund’s shares.

Fund/Class and Shareholder Name and Address	Amount of Ownership	Percent of the Class
Steward Covered Call Income Fund – Class A
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	$2,550,759.43	30.61%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$2,504,405.38	30.05%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	$427,576.00	5.13%

Steward Covered Call Income Fund – Institutional Class
Voya Institutional Trust Company FBO Assembly of God Financial One Orange Way Windsor, CT 06095	$40,579,516.03	36.17%
National Financial Service for the Exc Ben of Our Customers 499 Washington Blvd., Attn Mutual Funds Dept., 4th Fl. Jersey City, NJ 07310	$21,745,229.05	19.38%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$12,678,578.48	11.30%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	$11,970,909.94	10.67%

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Fund/Class and Shareholder Name and Address	Amount of Ownership	Percent of the Class
LPL Financial FBO Customer Accounts 4707 Executive Drive, Attn Mutual Fund Operations San Diego, CA 92121-3091	$11,184,676.79	9.97%

Steward Covered Call Income Fund – Class C
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	$1,116,079.41	44.52%
LPL Financial FBO Customer Accounts 4707 Executive Drive, Attn Mutual Fund Operations San Diego, CA 92121-3091	$561,742.01	22.41%
Raymond James Assoc. Inc. FBO RJ 401K6438 880 Carillon Parkway Saint Petersburg, FL 33716	$207,561.13	8.28%

Steward Covered Call Income Fund – Class R6
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$2,884,778.53	99.62%

Steward Equity Market Neutral Fund – Class A
Charles Schwab & Co., Inc. FBO 59436100 211 Main Street San Francisco, CA 94105	$666,868.62	26.19%
Stifel Nicolaus Company Inc. A/C 6054-9135 501 North Broadway St. Louis, MO 63102	$615,925.47	24.19%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	$213,449.22	8.38%

Steward Equity Market Neutral Fund – Institutional Class
Voya Institutional Trust Company FBO Assembly of God Financial One Orange Way Windsor, CT 06095	$38,011,144.06	33.74%
National Financial Service for the Exc Ben of Our Customers 499 Washington Blvd., Attn Mutual Funds Dept., 4th Fl. Jersey City, NJ 07310	$22,369,894.80	19.86%
Charles Schwab & Co., Inc. FBO 59436100 211 Main Street San Francisco, CA 94105	$18,193,411.03	16.15%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$12,164,120.21	10.80%
LPL Financial FBO Customer Accounts Attn Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	$6,347,497.50	5.63%

Steward Global Equity Income Fund – Class A
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street, Attn Mutual Funds San Francisco, CA 94105	$6,398,814.86	25.10%

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Fund/Class and Shareholder Name and Address	Amount of Ownership	Percent of the Class
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$2,923,894.10	11.47%

Steward Global Equity Income Fund – Institutional Class
Voya Institutional Trust Company FBO Assembly of God Financial One Orange Way Windsor, CT 06095	$117,583,851.15	28.20%
National Financial Service for the Exc Ben of Our Customers 499 Washington Blvd., Attn Mutual Funds Dept., 4th Fl. Jersey City, NJ 07310	$113,234,984.35	27.15%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street, Attn Mutual Funds San Francisco, CA 94105	$50,909,229.49	12.21%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$46,011,749.73	11.03%
LPL Financial FBO Customer Accounts PO Box 509046, Attn Mutual Fund Operations San Diego, CA 92121-3091	$27,445,246.34	6.58%

Steward Global Equity Income Fund – Class C
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street, Attn Mutual Funds San Francisco, CA 94105	$499,963.08	40.07%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$331,189.72	26.54%
Raymond James Assoc. Inc. FBO RJ 4238W566 880 Carillon Parkway Saint Petersburg, FL 33716	$197,374.70	15.82%
LPL Financial FBO Customer Accounts 4707 Executive Drive, Attn Mutual Fund Operations San Diego, CA 92121-3091	$114,144.83	9.15%

Steward Global Equity Income Fund – Class R6
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$14,293,929.04	69.95%
TIAA Trust N.A. as Cust TTEE of Retirement Plans Recordkept by TIAA 8500 Andrew Carnegie Blvd., Attn Fund Operations Charlotte, NC 28262	$4,893,476.50	23.95%

Steward Large Cap Core Fund – Class A
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$2,607,435.80	50.37%
LPL Financial FBO Customer Accounts Attn Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	$1,051,060.70	20.30%

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Fund/Class and Shareholder Name and Address	Amount of Ownership	Percent of the Class
Steward Large Cap Core Fund – Institutional Class
Voya Institutional Trust Company FBO Assembly of God Financial One Orange Way Windsor, CT 06095	$74,221,895.18	40.82%
LPL Financial FBO Customer Accounts Attn Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	$51,409,814.21	28.28%
National Financial Service for the Exc Ben of Our Customers 499 Washington Blvd., Attn Mutual Funds Dept., 4th Fl. Jersey City, NJ 07310	$31,664,633.81	17.42%

Steward Large Cap Core Fund – Class R6
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$24,469,254.69	99.94%

Steward Large Cap Growth Fund – Class A
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$2,227,707.17	51.13%
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$601,503.81	13.81%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	$231,559.41	5.31%

Steward Large Cap Growth Fund – Institutional Class
Voya Institutional Trust Company FBO Assembly of God Financial One Orange Way Windsor, CT 06095	$115,974,283.14	43.65%
Charles Schwab & Co., Inc. FBO 59436100 211 Main Street San Francisco, CA 94105	$37,031,789.46	13.94%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$32,478,681.25	12.22%
National Financial Service for the Exc Ben of Our Customers 499 Washington Blvd., Attn Mutual Funds Dept., 4th Fl. Jersey City, NJ 07310	$31,529,103.17	11.87%
Charles Schwab & Co., Inc. 211 Main Street Special Custody A/C FBO Customers Attn Mutual Funds San Francisco, CA 94105	$25,163,716.91	9.47%

Steward Large Cap Value Fund – Class A
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$612,208.40	25.54%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$606,875.83	25.32%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	$250,518.15	10.45%

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Fund/Class and Shareholder Name and Address	Amount of Ownership	Percent of the Class
Steward Large Cap Value Fund – Institutional Class
Voya Institutional Trust Company FBO Assembly of God Financial One Orange Way Windsor, CT 06095	$51,788,962.55	34.14%
National Financial Service for the Exc Ben of Our Customers 499 Washington Blvd., Attn Mutual Funds Dept., 4th Fl. Jersey City, NJ 07310	$33,182,600.58	21.87%
Charles Schwab & Co., Inc. 211 Main Street Special Custody A/C FBO Customers Attn Mutual Funds San Francisco, CA 94105	$19,420,030.24	12.80%
LPL Financial FBO Customer Accounts Attn Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	$9,468,359.11	6.24%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$8,800,804.31	5.80%
Charles Schwab & Co., Inc. FBO 59436100 211 Main Street San Francisco, CA 94105	$7,612,170.95	5.02%

Steward Select Bond Fund – Class A
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$401,522.73	14.64%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	$149,201.39	5.44%

Steward Select Bond Fund – Institutional Class
Voya Institutional Trust Company FBO Assembly of God Financial One Orange Way Windsor, CT 06095	$117,837,284.55	55.68%
National Financial Service for the Exc Ben of Our Customers 499 Washington Blvd., Attn Mutual Funds Dept., 4th Fl. Jersey City, NJ 07310	$61,074,876.57	28.86%

Steward Values Enhanced International Fund – Class A
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$1,247,131.92	25.07%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$934,516.01	18.79%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	$341,766.54	6.87%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street, Attn Mutual Funds San Francisco, CA 94105	$337,704.84	6.79%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	$333,597.24	6.71%

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Fund/Class and Shareholder Name and Address	Amount of Ownership	Percent of the Class
Steward Values Enhanced International Fund – Institutional Class
Voya Institutional Trust Company FBO Assembly of God Financial One Orange Way Windsor, CT 06095	$106,406,008.77	36.85%
National Financial Service for the Exc Ben of Our Customers 499 Washington Blvd., Attn Mutual Funds Dept., 4th Fl. Jersey City, NJ 07310	$88,482,779.17	30.65%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$37,206,157.73	12.89%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	$19,306,455.38	6.69%

Steward Values Enhanced International Fund – Class R6
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$46,261,529.61	97.31%

Steward Values Enhanced Large Cap Fund – Class A
Charles Schwab & Co., Inc. FBO 59431002 211 Main Street San Francisco, CA 94105	$4,582,643.71	24.46%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$3,626,941.26	19.36%
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$2,763,387.54	14.75%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	$1,716,351.50	9.16%
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of Customers 1 New York Plaza, 39th Floor New York, NY 10004	$1,017,947.90	5.43%

Steward Values Enhanced Large Cap Fund – Institutional Class
Voya Institutional Trust Company FBO Assembly of God Financial One Orange Way Windsor, CT 06095	$144,656,149.41	50.45%
National Financial Service for the Exc Ben of Our Customers 499 Washington Blvd., Attn Mutual Funds Dept., 4th Fl. Jersey City, NJ 07310	$93,964,320.03	32.77%
LPL Financial FBO Customer Accounts PO Box 509046, Attn Mutual Fund Operations San Diego, CA 92121-3091	$14,720,102.65	5.13%

Steward Values Enhanced Large Cap Fund – Class R6
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$23,584,931.77	92.99%

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Fund/Class and Shareholder Name and Address	Amount of Ownership	Percent of the Class
Steward Values Enhanced Small-Mid Cap Fund – Class A
Charles Schwab & Co., Inc. Spl Cstdy A/C for Excl Bnft Cust Attn Mutual Funds 211 Main Street San Francisco, CA 94105	$3,866,417.93	10.09%

Steward Values Enhanced Small-Mid Cap Fund – Institutional Class
National Financial Service for the Exc Ben of Our Customers 499 Washington Blvd., Attn Mutual Funds Dept., 4th Fl. Jersey City, NJ 07310	$50,223,015.32	32.70%
Voya Institutional Trust Company FBO Assembly of God Financial One Orange Way Windsor, CT 06095	$47,589,023.04	30.99%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street, Attn Mutual Funds San Francisco, CA 94105	$12,959,173.75	8.44%
LPL Financial FBO Customer Accounts PO Box 509046, Attn Mutual Fund Operations San Diego, CA 92121-3091	$9,744,010.96	6.35%
American Enterprise Investment Svc FBO 41999970 707 2nd Ave. South Minneapolis, MN 55402-2405	$9,224,640.85	6.01%

Steward Values Enhanced Small-Mid Cap Fund – Class R6
Edward D. Jones & Co. for the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	$4,909,430.76	93.85%
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095	$310,509.51	5.94%

Adviser

Crossmark Global Investments, Inc. (“Crossmark”), located at 9753 Katy Fwy, Suite 200, Houston, TX 77024, was formed in 1982 as a wholly-owned subsidiary of Crossmark Global Holdings, Inc. The controlling shareholder of Crossmark is Steward Financial Holdings, Inc., a holding company that is a wholly-owned, for-profit, subsidiary of AGFinancial. AGFinancial was organized by the Assemblies of God Church in 1998. Crossmark provides investment management services to pension and profit-sharing accounts, corporations, and individuals, and serves as investment adviser to the Funds. Crossmark managed $9.32 billion in assets as of June 30, 2026.

Crossmark acts as investment adviser and provides investment advisory and values-based screening services to each Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) dated August 1, 2019, as amended November 15, 2021. Crossmark receives fees for its services under the Advisory Agreement monthly, in arrears, from the Funds at the annual fee rates set forth in the table below, which are applied to the average daily net assets of the applicable Fund.

Crossmark has full discretion to manage the assets of each Fund in accordance with its investment objective and policies and the terms of SFI’s Articles of Amendment and Restatement, as amended. Crossmark is authorized, with the consent of the directors, to engage sub-advisers for the Funds, although it does not currently do so. Crossmark has sole authority to select broker-dealers

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to execute transactions for the Funds, subject to the reserved authority of the directors to designate particular broker-dealers for this purpose. Crossmark will vote proxies on portfolio securities on behalf of the Funds, subject to any guidelines that may be established by the directors from time to time. (See Appendix A for current guidelines.)

Steward Covered Call Income Fund	Steward Large Cap Value Fund
0.625% of the first $1 billion	0.50% of the first $1 billion
0.5625% of assets over $1 billion	0.45% of the next $1 billion
0.40% of assets over $2 billion
Steward Equity Market Neutral Fund
1.00% of the first $1 billion	Steward Select Bond Fund
0.90% of the next $1 billion	0.315% of the first $1 billion
0.80% of assets over $2 billion	0.2835% of assets over $1 billion

Steward Global Equity Income Fund	Steward Values Enhanced International Fund
0.625% of the first $1 billion	0.365% of the first $1 billion
0.5625% of assets over $1 billion	0.3285% of assets over $1 billion

Steward Large Cap Core Fund	Steward Values Enhanced Large Cap Fund
0.50% of the first $1 billion	0.215% of the first $1 billion
0.45% of the next $1 billion	0.1935% of assets over $1 billion
0.40% of assets over $2 billion
Steward Values Enhanced Small-Mid Cap Fund
Steward Large Cap Growth Fund	0.215% of the first $1 billion
0.50% of the first $1 billion	0.1935% of assets over $1 billion
0.45% of the next $1 billion
0.40% of assets over $2 billion

The Advisory Agreement, after an initial term of up to two years, remains in effect thereafter from year to year as to a Fund, provided the renewal of the agreement as to the Fund is specifically approved (a) by the Fund’s Board or by vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the agreement or “interested persons,” as defined in the 1940 Act, of any such party, by votes cast at a meeting called for such purpose. The Advisory Agreement may be terminated as to a Fund (a) at any time without penalty by the Fund upon the vote of a majority of the directors or, by vote of the majority of the Fund’s outstanding voting securities, upon 60 days’ written notice to Crossmark or (b) by Crossmark at any time without penalty, upon 90 days’ written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Total dollar amounts paid by each Fund to Crossmark for its services under the Advisory Agreement for the last three fiscal years are as follows:

Fund	Advisory Fee
Steward Covered Call Income Fund
Year Ended April 30, 2026	$664,727
Year Ended April 30, 2025	$566,143
Year Ended April 30, 2024	$448,741

Steward Equity Market Neutral Fund
Year Ended April 30, 2026	$1,077,611
Year Ended April 30, 2025	$1,041,307
Year Ended April 30, 2024	$776,802

Steward Global Equity Income Fund
Year Ended April 30, 2026	$2,768,519
Year Ended April 30, 2025	$2,382,308
Year Ended April 30, 2024	$2,259,545

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Fund	Advisory Fee
Steward Large Cap Core Fund
Year Ended April 30, 2026	$880,072
Year Ended April 30, 2025	$687,703
Year Ended April 30, 2024	$435,677

Steward Large Cap Growth Fund
Year Ended April 30, 2026	$1,089,213
Year Ended April 30, 2025	$836,365
Year Ended April 30, 2024	$462,752

Steward Large Cap Value Fund
Year Ended April 30, 2026	$539,858
Year Ended April 30, 2025	$352,383
Year Ended April 30, 2024	$356,735

Steward Select Bond Fund
Year Ended April 30, 2026	$630,176
Year Ended April 30, 2025	$628,955
Year Ended April 30, 2024	$544,776

Steward Values Enhanced International Fund
Year Ended April 30, 2026	$1,000,945
Year Ended April 30, 2025	$753,598
Year Ended April 30, 2024	$809,443

Steward Values Enhanced Large Cap Fund
Year Ended April 30, 2026	$631,413
Year Ended April 30, 2025	$543,761
Year Ended April 30, 2024	$492,590

Steward Values Enhanced Small-Mid Cap Fund
Year Ended April 30, 2026	$387,139
Year Ended April 30, 2025	$427,535
Year Ended April 30, 2024	$378,882

For the following Funds, Crossmark has contractually agreed through August 31, 2027 to waive fees and reimburse expenses to the extent that total annual Fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) exceed the respective rates for Class A, Class C, Class R6 and Institutional Class shares set forth in the table below.

Fund	Class A	Class C	Class R6	Institutional Class
Steward Covered Call Income Fund	1.25%	2.00%	1.00%	1.00%
Steward Equity Market Neutral Fund	2.25%	3.00%	2.00%	2.00%
Steward Large Cap Core Fund	1.00%	1.75%	0.75%	0.75%
Steward Large Cap Growth Fund	1.00%	1.75%	0.75%	0.75%
Steward Large Cap Value Fund	1.00%	1.75%	0.75%	0.75%

If it becomes unnecessary for Crossmark to waive fees or make reimbursements, Crossmark may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual Fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, acquired fund fees and expenses and extraordinary expenses (as determined under generally accepted accounting principles)) to exceed the applicable expense

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limitation in effect at time of recoupment or in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board at any time and will terminate automatically upon termination of the Advisory Agreement. From time to time, Crossmark may voluntarily waive fees or reimburse expenses of the Fund. These voluntary waivers or reimbursements may be terminated at any time at the option of Crossmark.

Total dollar amounts waived or reimbursed by Crossmark, as well as any recoupments by Crossmark of amounts previously waived or reimbursed, under the agreement with respect to each applicable Fund for the last three fiscal years are as follows:

Fund	Amount Waived or Reimbursed*
Steward Covered Call Income Fund
Year Ended April 30, 2026	$149,333
Year Ended April 30, 2025	$174,705
Year Ended April 30, 2024	$176,292

Steward Equity Market Neutral Fund
Year Ended April 30, 2026	$0
Year Ended April 30, 2025	$0
Year Ended April 30, 2024	$0

Steward Large Cap Core Fund
Year Ended April 30, 2026	$230,499
Year Ended April 30, 2025	$237,849
Year Ended April 30, 2024	$181,315

Steward Large Cap Growth Fund
Year Ended April 30, 2026	$246,386
Year Ended April 30, 2025	$233,799
Year Ended April 30, 2024	$187,256

Steward Large Cap Value Fund
Year Ended April 30, 2026	$199,793
Year Ended April 30, 2025	$187,185
Year Ended April 30, 2024	$171,555

*	During the noted fiscal years, there were no recoupments by Crossmark of amounts previously waived or reimbursed.

Pursuant to the Advisory Agreement, Crossmark pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Funds (including the Funds’ share of payroll taxes), except expenses of travel to attend meetings of the Funds’ Board or committees or advisers to the Board. Crossmark also agrees to make available, without expense to the Funds, the services of its directors, officers and employees who serve as officers of the Funds. However, the Funds reimburse Crossmark for a portion of the compensation paid to the Funds’ Chief Compliance Officer.

The Advisory Agreement provides that Crossmark shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Crossmark in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

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Portfolio Managers

The portfolio managers for the Funds and the dollar range of their ownership of shares in each Fund as of April 30, 2026, are indicated in the following table:

Fund	Portfolio Managers	Dollar Range of Equity Securities in Fund Beneficially Owned
Steward Covered Call Income Fund	Paul Townsen Ryan Caylor	Over $100,000 $50,001 - $100,000
Steward Equity Market Neutral Fund	Robert Doll Ryan Caylor	Over $100,000 $10,001 - $50,000
Steward Global Equity Income Fund	Rob Botard	Over $100,000
Steward Large Cap Core Fund	Robert Doll Ryan Caylor	Over $100,000 50,001 - $100,000
Steward Large Cap Growth Fund	Robert Doll Ryan Caylor	Over $100,000 50,001 - $100,000
Steward Large Cap Value Fund	Robert Doll Ryan Caylor	Over $100,000 50,001 - $100,000
Steward Select Bond Fund	Victoria Fernandez	Over $100,000
Steward Values Enhanced International Fund	Andrew Cullivan Rob Botard	$10,001 - $50,000 None
Steward Values Enhanced Large Cap Fund	Andrew Cullivan Rob Botard	$10,001 - $50,000 None
Steward Values Enhanced Small-Mid Cap Fund	Andrew Cullivan Rob Botard	$10,001 - $50,000 None

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by each portfolio manager for the Funds as of April 30, 2026, are indicated in the following table. None of these portfolio managers manages any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under Management	Number of Private Accounts	Assets under Management	Total Assets
Robert Doll	6	$733,200,834	2284	$897,752,604	$1,630,953,438
Victoria Fernandez	1	$221,557,730	3126	$1,031,864,996	$1,253,422,727
Ryan Caylor	7	$854,610,005	24	$19,375,205	$873,985,210
Paul Townsen	1	$121,409,171	1300	$871,045,035	$992,454,207
Rob Botard	1	$475,946,797	616	$412,796,606	$888,743,404
Andrew Cullivan	3	$808,014,530	126	$2,899,778,043	$3,707,792,572

None of the accounts managed by these portfolio managers has a performance-based investment advisory fee. Due to the nature of these Funds’ investments, no material conflicts of interest arise by virtue of the fact that these portfolio managers manage other accounts and more than one Fund. The compensation of each of these portfolio managers is derived approximately 50-70% from base salary and 30-50% from incentive compensation. The portfolio managers participate in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

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Administration, Fund Accounting and Sub-Administration Services, Compliance Services, Class Action and Fair Fund Services, Transfer Agency and Service, and Fund PFO/Treasurer Agreements

Crossmark acts as administrator and provides administration and compliance services to each Fund pursuant to an administration agreement (the “Administration Agreement”), as amended and restated May 24, 2023. Crossmark receives fees for its services under the Administration Agreement monthly, in arrears, from the Funds at the annual fee rates set forth in the table below, which are applied to the average daily net assets of the applicable Fund.

Administration Agreement (All Funds)
0.0750% of the first $1 billion
0.0675% of assets over $1 billion

Pursuant to a Class Action and Fair Fund Services Agreement with SFI, on behalf of all Funds and any future series of SFI, Crossmark assists in preparing claims on behalf of the Funds in class action lawsuits and prepares claims by the Funds for SEC Fair Funds. Crossmark receives fees for these services totaling 6% of amounts received by such Funds from Fair Funds.

The Funds reimburse Crossmark for a portion of the compensation paid to the Funds’ Chief Compliance Officer. Total dollar amounts paid by each Fund to Crossmark for administration and compliance and class action and Fair Fund services for the last three fiscal years are set forth in the table below.

Fund	Administration Services Fee	Class Action/ Fair Fund Services Fee*
Steward Covered Call Income Fund
Year Ended April 30, 2026	$79,767	$0
Year Ended April 30, 2025	$67,938	$0
Year Ended April 30, 2024	$53,849	$0

Steward Equity Market Neutral Fund
Year Ended April 30, 2026	$80,821	$0
Year Ended April 30, 2025	$78,099	$0
Year Ended April 30, 2024	$58,261	$0

Steward Global Equity Income Fund
Year Ended April 30, 2026	$332,223	$0
Year Ended April 30, 2025	$285,879	$0
Year Ended April 30, 2024	$271,146	$0

Steward Large Cap Core Fund
Year Ended April 30, 2026	$132,011	$0
Year Ended April 30, 2025	$103,156	$0
Year Ended April 30, 2024	$65,352	$0

Steward Large Cap Growth Fund
Year Ended April 30, 2026	$163,383	$0
Year Ended April 30, 2025	$125,456	$0
Year Ended April 30, 2024	$69,413	$0

Steward Large Cap Value Fund
Year Ended April 30, 2026	$80,979	$0
Year Ended April 30, 2025	$52,858	$0
Year Ended April 30, 2024	$53,511	$0

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Fund	Administration Services Fee	Class Action/ Fair Fund Services Fee*
Steward Select Bond Fund
Year Ended April 30, 2026	$150,043	$0
Year Ended April 30, 2025	$149,752	$0
Year Ended April 30, 2024	$129,709	$0

Steward Values Enhanced International Fund
Year Ended April 30, 2026	$205,674	$0
Year Ended April 30, 2025	$154,850	$0
Year Ended April 30, 2024	$166,325	$0

Steward Values Enhanced Large Cap Fund
Year Ended April 30, 2026	$220,261	$0
Year Ended April 30, 2025	$189,686	$0
Year Ended April 30, 2024	$171,835	$0

Steward Values Enhanced Small-Mid Cap Fund
Year Ended April 30, 2026	$135,049	$0
Year Ended April 30, 2025	$149,142	$0
Year Ended April 30, 2024	$132,169	$0

*	Crossmark waived all fees (if any) received under the agreement during the fiscal years ended April 30, 2026, April 30, 2025, and April 30, 2024.

Pursuant to a Transfer Agency and Service Agreement with SFI dated March 1, 2019, Northern Trust, 333 South Wabash Avenue, Chicago, IL 60604, provides transfer agency services to each Fund. Pursuant to a Fund Administration and Accounting Agreement with SFI dated March 1, 2019, Northern Trust provides fund accounting and sub-administration services to each Fund. The Funds paid the following fees to Northern Trust for transfer agency services and accounting services for the periods indicated.

Fund	Transfer Agent Fees	Accounting Fees
Steward Covered Call Income Fund
Year Ended April 30, 2026	$29,143	$63,417
Year Ended April 30, 2025	$22,500	$59,000
Year Ended April 30, 2024	$30,000	$55,583

Steward Equity Market Neutral Fund
Year Ended April 30, 2026	$16,598	$68,667
Year Ended April 30, 2025	$15,000	$62,000
Year Ended April 30, 2024	$15,625	$62,083

Steward Global Equity Income Fund
Year Ended April 30, 2026	$33,143	$222,970
Year Ended April 30, 2025	$30,000	$194,726
Year Ended April 30, 2024	$30,000	$179,025

Steward Large Cap Core Fund
Year Ended April 30, 2026	$24,436	$87,998
Year Ended April 30, 2025	$22,500	$70,258
Year Ended April 30, 2024	$15,625	$62,083

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Fund	Transfer Agent Fees	Accounting Fees
Steward Large Cap Growth Fund
Year Ended April 30, 2026	$17,166	$110,552
Year Ended April 30, 2025	$15,000	$85,576
Year Ended April 30, 2024	$15,625	$62,083

Steward Large Cap Value Fund
Year Ended April 30, 2026	$16,703	$68,667
Year Ended April 30, 2025	$15,000	$62,000
Year Ended April 30, 2024	$15,625	$62,083

Steward Select Bond Fund
Year Ended April 30, 2026	$17,079	$98,547
Year Ended April 30, 2025	$15,000	$104,105
Year Ended April 30, 2024	$30,000	$84,709

Steward Values Enhanced International Fund
Year Ended April 30, 2026	$25,079	$137,991
Year Ended April 30, 2025	$22,500	$104,136
Year Ended April 30, 2024	$30,000	$110,035

Steward Values Enhanced Large Cap Fund
Year Ended April 30, 2026	$24,985	$147,401
Year Ended April 30, 2025	$22,500	$131,221
Year Ended April 30, 2024	$30,000	$112,633

Steward Values Enhanced Small-Mid Cap Fund
Year Ended April 30, 2026	$24,458	$84,958
Year Ended April 30, 2025	$22,500	$106,684
Year Ended April 30, 2024	$30,000	$85,666

Effective June 25, 2025, pursuant to a Fund PFO/Treasurer Agreement with SFI dated June 25, 2025, Cottonwood Falls, LLC (d/b/a CWS Fund Officer Services) (previously defined as “CWF”) provides principal financial officer services to the Funds by making available a senior financial professional who serves as Treasurer of the Funds. CWF receives a fee from the Funds for the services provided, which is paid monthly in arrears. CWF is also reimbursed by the Funds for certain out-of-pocket expenses.

Prior to June 25, 2025, pursuant to a Fund PFO/Treasurer Agreement with SFI dated January 1, 2023, Foreside Fund Officer Services, LLC (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) provided principal financial officer services to the Funds by making available a senior financial professional who served as Treasurer of the Funds. Foreside received a fee from the Funds for the services provided, which was paid monthly in arrears. Foreside was also reimbursed by the Funds for certain out-of-pocket expenses. The Funds paid the following fees to Foreside for principal financial officer services for the periods indicated.

Fund	Principal Financial Officer Fees
Steward Covered Call Income Fund
Year Ended April 30, 2026	$10,420
Year Ended April 30, 2025	$9,015
Year Ended April 30, 2024	$8,472

Steward Equity Market Neutral Fund
Year Ended April 30, 2026	$10,464
Year Ended April 30, 2025	$9,617
Year Ended April 30, 2024	$8,711

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Fund	Principal Financial Officer Fees
Steward Global Equity Income Fund
Year Ended April 30, 2026	$30,617
Year Ended April 30, 2025	$21,513
Year Ended April 30, 2024	$22,271

Steward Large Cap Core Fund
Year Ended April 30, 2026	$14,561
Year Ended April 30, 2025	$11,062
Year Ended April 30, 2024	$9,158

Steward Large Cap Growth Fund
Year Ended April 30, 2026	$17,107
Year Ended April 30, 2025	$12,247
Year Ended April 30, 2024	$9,462

Steward Large Cap Value Fund
Year Ended April 30, 2026	$10,496
Year Ended April 30, 2025	$8,206
Year Ended April 30, 2024	$8,415

Steward Select Bond Fund
Year Ended April 30, 2026	$15,948
Year Ended April 30, 2025	$13,698
Year Ended April 30, 2024	$13,271

Steward Values Enhanced International Fund
Year Ended April 30, 2026	$20,713
Year Ended April 30, 2025	$14,097
Year Ended April 30, 2024	$15,584

Steward Values Enhanced Large Cap Fund
Year Ended April 30, 2026	$21,706
Year Ended April 30, 2025	$15,993
Year Ended April 30, 2024	$15,895

Steward Values Enhanced Small-Mid Cap Fund
Year Ended April 30, 2026	$14,815
Year Ended April 30, 2025	$13,657
Year Ended April 30, 2024	$13,450

Expenses

Each Fund and class pays all of its expenses and its allocated share of the expenses of SFI that are not borne by Crossmark or other service providers, including, but not limited to, expenses such as (i) advisory, administration, and class action/Fair Fund fees, (ii) fees under the Funds’ Service and Distribution Plan and Sub-Accounting Services Plan (see “Distributor,” below), (iii) fees for state filings and for legal, auditing, fund accounting and sub-administration, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of registration, issue, repurchase, or redemption of shares, (v) interest, taxes, and brokerage

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commissions, (vi) membership dues in the Investment Company Institute, (vii) the cost of reports and notices to shareholders, (viii) fees to Fund directors and fees for officers or employees who are not affiliated with Crossmark, if any, and (ix) travel expenses (or an appropriate portion thereof) of Fund directors and officers who are directors, officers, or employees of Crossmark to the extent that such expenses relate to attendance at meetings of the Funds’ Board or any committees thereof or advisers thereto.

The expenses allocable to each Fund and each class of shares are accrued daily and are deducted from total income before dividends are paid. Fund expenses, including a Fund’s share of expenses of SFI, are generally allocated between Funds and classes based on their respective net asset values. Class A and Class C expenses incurred pursuant to the Service and Distribution Plan (see “Distributor,” below) are borne by Class A and Class C directly, in accordance with the terms of that Plan. Expenses of Class A, Class C, and Institutional Class incurred pursuant to the Sub-Accounting Services Plan are borne by each class in accordance with the terms of that Plan, and the directors may determine that other expenses are specific to a particular class and should be allocated to that class.

Distributor

Crossmark Distributors, located at 9753 Katy Fwy, Suite 200, Houston, TX 77024, acts as the principal underwriter of the Funds’ shares pursuant to a written agreement. Crossmark Distributors has the exclusive right (except for distributions of shares directly by the Funds) to distribute shares of the Funds in a continuous offering through affiliated and unaffiliated dealers. Crossmark Distributors’ obligation is an agency or “best efforts” arrangement under which Crossmark Distributors is required to take and pay for only such Fund shares as may be sold to the public. Crossmark Distributors is not obligated to sell any stated number of shares. Except to the extent otherwise provided by the applicable Service and Distribution Plan (see below), Crossmark Distributors bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion, and advertising.

Jim A. Coppedge is Executive Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer of the Funds and is also General Counsel, Chief Compliance Officer and Secretary and a director of Crossmark and Crossmark Distributors. Heather Lindsey is Executive Vice President of the Funds and is also Managing Director – Head of Distribution of Crossmark and President and Chief Executive Officer and a director of Crossmark Distributors. Patricia Mims is Assistant Treasurer of the Funds and is also Assistant Secretary of Crossmark and Assistant Secretary and Financial and Operations Principal of Crossmark Distributors.

The Distribution Agreement, after an initial two-year term, is renewable from year to year if approved in each case (a) by the Board of SFI, or by a vote of a majority of the Fund’s outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or “interested persons,” as defined in the 1940 Act, of any party, by vote cast at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

SFI has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for each Fund’s Class A and Class C shares, which permits each Fund, out of assets attributable to its Class A and Class C shares, to compensate Crossmark Distributors for its services in connection with the distribution of Class A and Class C shares and for the provision of certain services to Class A and Class C shareholders. These services include, but are not limited to, the payment of compensation to securities dealers (which may include Crossmark Distributors itself) and other financial institutions and organizations (collectively, “Service Organizations”) to obtain various distribution-related and/or administrative services for the Funds. These services also include, among other things, processing new shareholder account applications, preparing and electronically transmitting to the Funds’ Transfer Agent information regarding all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds. Crossmark Distributors is also authorized to engage in advertising, the preparation and distribution of sales literature, and other promotional activities on behalf of the Funds. In addition, the Plan authorizes Class A and Class C shares of each Fund to bear the cost of preparing, printing and distributing Fund prospectuses and statements of additional information to prospective Class A and Class C investors and of implementing and operating the Plan. Institutional Class and Class R6 shares are not subject to the Plan.

Under the Plan, payments are made to Crossmark Distributors at an annual rate of 0.25% of the average net assets of Class A shares of each Fund and 1.00% of the average net assets of Class C shares of each Fund. Subject to these limits, Crossmark Distributors may reallow amounts up to 0.25% of Class A net assets and up to 1.00% of Class C net assets to Service Organizations (which may include Crossmark Distributors itself), such reallowances to be at an annual rate of 0.25% based on the average net asset value of Class A shares and 1.00% based on the average net asset value of Class C shares of that Fund held by shareholders for whom the Service Organization provides services. Any remaining amounts not so allocated will be retained by Crossmark Distributors. In the first year of a selling agreement with a Service Organization with respect to a Fund’s Class A or

34

Class C shares, Crossmark Distributors compensates the Service Organization for the entire year in advance and collects the fees under the Plan from the applicable class of the Fund on a monthly basis. Thereafter, Crossmark Distributors pays such Service Organizations on a monthly basis.

Rule 12b-1 requires that the Plan and related agreements have been approved by a vote of the Board of SFI and by a vote of the directors who are not “interested persons” of SFI, as defined under the 1940 Act, and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the “Plan Directors”). The Plan will continue in effect for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the directors, including a majority of the Plan Directors. In determining whether to adopt or continue the Plan, the directors must request and evaluate information they believe is reasonably necessary to make an informed determination of whether the Plan and related agreements should be implemented, and must conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit each applicable Fund, each class and their shareholders. Any change in the Plan that would materially increase the distribution expenses to be paid by a class requires approval by shareholders of the affected class, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

As required by Rule 12b-1, the directors will review quarterly reports prepared by Crossmark Distributors on the amounts expended and the purposes for the expenditures. The Plan and related agreements may be terminated with respect to one or more Funds or classes at any time by a vote of the Plan Directors or by vote of a majority of the outstanding voting securities of each such Fund or class. As required by Rule 12b-1, selection and nomination of disinterested directors for SFI is committed to the discretion of the directors who are not “interested persons” of SFI, as defined under the 1940 Act.

The amounts paid to Crossmark Distributors and reallowed by Crossmark Distributors to other Service Organizations by the Class A shares and Class C shares of each Fund during its past fiscal year ended April 30, 2026 were as follows:

Fund	Total 12b-1 Fees Paid	Amount Retained by Crossmark Distributors	Amount Paid to Other Service Organizations
Class A
Steward Covered Call Income Fund	$19,859	$0	$19,859
Steward Equity Market Neutral Fund	$9,280	$267	$9,013
Steward Global Equity Income Fund	$56,796	$1,117	$55,679
Steward Large Cap Core Fund	$9,601	$349	$9,252
Steward Large Cap Growth Fund	$7,074	$7	$7,067
Steward Large Cap Value Fund	$3,758	$498	$3,260
Steward Select Bond Fund	$5,881	$1,160	$4,721
Steward Values Enhanced International Fund	$8,075	$111	$7,964
Steward Values Enhanced Large Cap Fund	$43,701	$3,352	$40,349
Steward Values Enhanced Small-Mid Cap Fund	$91,366	$46,850	$44,516

Class C
Steward Covered Call Income Fund	$20,461	$0	$20,461
Steward Global Equity Income Fund	$11,285	$0	$11,285

Since the 12b-1 fees are not directly linked to expenses, the amount of 12b-1 fees paid by the Class A and Class C shares of a Fund during any year may be more or less than actual expenses incurred pursuant to the Plan. For this reason, this type of fee arrangement is characterized by the staff of the SEC as being of the “compensation” variety (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

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The allocation of the total 12b-1 fees paid to Crossmark Distributors by the Class A shares and Class C shares of each Fund during its past fiscal year ended April 30, 2026 was as follows:

Fund	Advertising	Printing and Mailing	Compensation Retained by Crossmark Distributors	Compensation to Other Service Organizations	Compensation to Sales Personnel	Interest, Carrying, or Other Financing Charges
Class A
Steward Covered Call Income Fund	$—	$—	$0	$19,859	$—
Steward Equity Market Neutral Fund	$—	$—	$267	$9,013	$—	$—
Steward Global Equity Income Fund	$—	$—	$1,117	$55,679	$—	$—
Steward Large Cap Core Fund	$—		$349	$9,252	$—	$—
Steward Large Cap Growth Fund	$—	$—	$7	$7,067	$—	$—
Steward Large Cap Value Fund	$—	$—	$498	$3,260	$—	$—
Steward Select Bond Fund	$—	$—	$1,160	$4,721	$—	$—
Steward Values Enhanced International Fund	$—	$—	$111	$7,964	$—	$—
Steward Values Enhanced Large Cap Fund	$—	$—	$3,352	$40,349	$—	$—
Steward Values Enhanced Small-Mid Cap Fund	$—	$—	$46,850	$44,516	$—	$—

Class C
Steward Covered Call Income Fund	$—	$—	$0	$20,461	$—	$—
Steward Global Equity Income Fund	$—	$—	$0	$11,285	$—

Each Fund has also adopted a Sub-Accounting Services Plan with respect to its Class A, Class C and Institutional Class shares. The Sub-Accounting Services Plan provides that each Fund, out of the assets attributable to the applicable share class, shall reimburse Crossmark Distributors for payments by Crossmark Distributors to certain third-party providers that assist in the servicing of certain group accounts in which Fund shareholders of the applicable share class participate. For asset-based fee arrangements between Crossmark Distributors and third-party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, 0.20% of the average daily net assets of the applicable share class. For per-account arrangements between Crossmark Distributors and third-party providers, the amounts payable to Crossmark Distributors may not exceed, on an annual basis, $20 per account. These fees are in addition to any fees payable under the Service and Distribution Plan. Class R6 shares are not subject to the Sub-Accounting Services Plan.

The amounts paid pursuant to the Sub-Accounting Services Plan for the periods indicated are:

Fund – Class A	Total Sub- Accounting Services Fees Paid	Amount Retained by Crossmark Distributors	Amount Paid to Third-Party Providers
Steward Covered Call Income Fund
Year Ended April 30, 2026	$4,281	$0	$4,281
Year Ended April 30, 2025	$3,297	$0	$3,297
Year Ended April 30, 2024	$892	$0	$892

Steward Equity Market Neutral Fund
Year Ended April 30, 2026	$2,810	$0	$2,810
Year Ended April 30, 2025	$5,664	$0	$5,664
Year Ended April 30, 2024	$5,698	$0	$5,698

Steward Global Equity Income Fund
Year Ended April 30, 2026	$25,829	$0	$25,829
Year Ended April 30, 2025	$22,034	$0	$22,034
Year Ended April 30, 2024	$21,620	$0	$21,620

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Fund – Class A	Total Sub- Accounting Services Fees Paid	Amount Retained by Crossmark Distributors	Amount Paid to Third-Party Providers
Steward Large Cap Core Fund
Year Ended April 30, 2026	$4,106	$0	$4,106
Year Ended April 30, 2025	$2,630	$0	$2,630
Year Ended April 30, 2024	$772	$0	$772

Steward Large Cap Growth Fund
Year Ended April 30, 2026	$3,498	$0	$3,498
Year Ended April 30, 2025	$1,472	$0	$1,472
Year Ended April 30, 2024	$495	$0	$495

Steward Large Cap Value Fund
Year Ended April 30, 2026	$1,867	$0	$1,867
Year Ended April 30, 2025	$950	$0	$950
Year Ended April 30, 2024	$880	$0	$880

Steward Select Bond Fund
Year Ended April 30, 2026	$2,702	$0	$2,702
Year Ended April 30, 2025	$2,760	$0	$2,760
Year Ended April 30, 2024	$2,956	$0	$2,956

Steward Values Enhanced International Fund
Year Ended April 30, 2026	$4,090	$0	$4,090
Year Ended April 30, 2025	$2,565	$0	$2,565
Year Ended April 30, 2024	$3,447	$0	$3,447

Steward Values Enhanced Large Cap Fund
Year Ended April 30, 2026	$19,277	$0	$19,277
Year Ended April 30, 2025	$13,410	$0	$13,410
Year Ended April 30, 2024	$10,288	$0	$10,288

Steward Values Enhanced Small-Mid Cap Fund
Year Ended April 30, 2026	$19,578	$0	$19,578
Year Ended April 30, 2025	$25,354	$0	$25,354
Year Ended April 30, 2024	$20,061	$0	$20,061

Fund – Class C	Total Sub- Accounting Services Fees Paid	Amount Retained by Crossmark Distributors	Amount Paid to Third-Party Providers
Steward Covered Call Income Fund
Year Ended April 30, 2026	$2,744	$0	$2,744
Year Ended April 30, 2025	$1,747	$0	$1,747
Year Ended April 30, 2024	$1,541	$0	$1,541

Steward Global Equity Income Fund
Year Ended April 30, 2026	$1,143	$0	$1,143
Year Ended April 30, 2025	$1,207	$0	$1,207
Year Ended April 30, 2024	$1,244	$0	$1,244

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Fund – Institutional Class	Total Sub- Accounting Services Fees Paid	Amount Retained by Crossmark Distributors	Amount Paid to Third-Party Providers
Steward Covered Call Income Fund
Year Ended April 30, 2026	$112,097	$0	$112,097
Year Ended April 30, 2025	$109,894	$0	$109,894
Year Ended April 30, 2024	$86,792	$0	$86,792

Steward Equity Market Neutral Fund
Year Ended April 30, 2026	$125,788	$0	$125,788
Year Ended April 30, 2025	$119,321	$0	$119,321
Year Ended April 30, 2024	$83,520	$0	$83,520

Steward Global Equity Income Fund
Year Ended April 30, 2026	$458,913	$0	$458,913
Year Ended April 30, 2025	$405,170	$0	$405,170
Year Ended April 30, 2024	$370,052	$0	$370,052

Steward Large Cap Core Fund
Year Ended April 30, 2026	$169,704	$0	$169,704
Year Ended April 30, 2025	$143,287	$0	$143,287
Year Ended April 30, 2024	$95,460	$0	$95,460

Steward Large Cap Growth Fund
Year Ended April 30, 2026	$225,032	$0	$225,032
Year Ended April 30, 2025	$178,432	$0	$178,432
Year Ended April 30, 2024	$106,868	$0	$106,868

Steward Large Cap Value Fund
Year Ended April 30, 2026	$119,532	$0	$119,532
Year Ended April 30, 2025	$78,656	$0	$78,656
Year Ended April 30, 2024	$78,079	$0	$78,079

Steward Select Bond Fund
Year Ended April 30, 2026	$210,679	$0	$210,679
Year Ended April 30, 2025	$215,550	$0	$215,550
Year Ended April 30, 2024	$182,491	$0	$182,491

Steward Values Enhanced International Fund
Year Ended April 30, 2026	$280,397	$0	$280,397
Year Ended April 30, 2025	$227,561	$0	$227,561
Year Ended April 30, 2024	$254,893	$0	$254,893

Steward Values Enhanced Large Cap Fund
Year Ended April 30, 2026	$290,656	$0	$290,656
Year Ended April 30, 2025	$271,231	$0	$271,231
Year Ended April 30, 2024	$221,787	$0	$221,787

Steward Values Enhanced Small-Mid Cap Fund
Year Ended April 30, 2026	$160,655	$0	$160,655
Year Ended April 30, 2025	$178,913	$0	$178,913
Year Ended April 30, 2024	$143,902	$0	$143,902

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Class A shares are subject to a front-end sales charge that varies with the amount you invest (see “Sales Charges” in the Prospectus). The front-end sales charge is paid to the Funds’ distributor, Crossmark Distributors. The authorized dealer commission as a percentage of the offering price is the full amount of the applicable front-end sales charge. Purchases of Class A shares pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within 12 months of the original purchase date (see “Class A NAV Sales” in the Prospectus). The following table shows any front-end sales charges paid to Crossmark Distributors, and amounts retained by Crossmark Distributors, on Class A shares and any CDSCs paid to Crossmark Distributors for the noted fiscal years. Any front-end sales charges not retained by Crossmark Distributors were paid out to unaffiliated dealers.

Fund – Class A Shares	Front-End Sales Charges	Front-End Sales Charges Retained	CDSCs
Steward Covered Call Income Fund
Year Ended April 30, 2026	$4,040	$0	$0
Year Ended April 30, 2025	$6,575	$8	$0
Year Ended April 30, 2024	$11,370	$211	$0

Steward Equity Market Neutral Fund
Year Ended April 30, 2026	$3,359	$0	$0
Year Ended April 30, 2025	$27,432	$4	$0
Year Ended April 30, 2024	$4,200	$106	$0

Steward Global Equity Income Fund
Year Ended April 30, 2026	$11,681	$0	$0
Year Ended April 30, 2025	$13,995	$0	$0
Year Ended April 30, 2024	$13,314	$131	$0

Steward Large Cap Core Fund
Year Ended April 30, 2026	$6,391	$4	$0
Year Ended April 30, 2025	$2,482	$4	$0
Year Ended April 30, 2024	$5,342	$6	$0

Steward Large Cap Growth Fund
Year Ended April 30, 2026	$12,395	$0	$0
Year Ended April 30, 2025	$13,589	$3	$0
Year Ended April 30, 2024	$4,815	$2	$0

Steward Large Cap Value Fund
Year Ended April 30, 2026	$10,046	$3	$0
Year Ended April 30, 2025	$5,182	$3	$0
Year Ended April 30, 2024	$3,163	$0	$0

Steward Select Bond Fund
Year Ended April 30, 2026	$0	$0	$0
Year Ended April 30, 2025	$1,152	$2	$0
Year Ended April 30, 2024	$0	$0	$0

Steward Values Enhanced International Fund
Year Ended April 30, 2026	$6,494	$4	$0
Year Ended April 30, 2025	$18,149	$0	$0
Year Ended April 30, 2024	$0	$0	$0

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Fund – Class A Shares	Front-End Sales Charges	Front-End Sales Charges Retained	CDSCs
Steward Values Enhanced Large Cap Fund
Year Ended April 30, 2026	$5,439	$0	$0
Year Ended April 30, 2025	$33,882	$0	$0
Year Ended April 30, 2024	$620	$0	$0

Steward Values Enhanced Small-Mid Cap Fund
Year Ended April 30, 2026	$10,807	$5	$0
Year Ended April 30, 2025	$1,173	$3	$0
Year Ended April 30, 2024	$0	$0	$0

Class C shares are subject to a CDSC of 1.00% if you redeem your shares within twelve months of purchase (see “Sales Charges” in the Prospectus). When you redeem Class C shares that are subject to the CDSC, the CDSC is based on the original purchase cost or current NAV of the shares sold, whichever is less. Reinvested dividends and share appreciation are not subject to the CDSC. In processing orders to redeem shares, shares not subject to the CDSC are redeemed first. The CDSC is not imposed when you exchange your Class C shares for Class C shares of a different Fund, but you may be subject to the CDSC if you redeem your exchanged shares prior to twelve months from the date you originally purchased shares. The CDSC is paid to the Funds’ distributor, Crossmark Distributors. The following table shows any CDSCs paid to Crossmark Distributors on Class C shares for the noted fiscal years:

Fund	Class C Shares
Steward Covered Call Income Fund
Year Ended April 30, 2026	$5,080
Year Ended April 30, 2025	$2,804
Year Ended April 30, 2024	$2,281

Steward Global Equity Income Fund
Year Ended April 30, 2026	$1,832
Year Ended April 30, 2025	$1,302
Year Ended April 30, 2024	$739

PORTFOLIO TRANSACTIONS AND BROKERAGE

Crossmark is responsible for the placement of portfolio business and the negotiation of the commissions paid on the Funds’ securities transactions. It is the policy of Crossmark to seek the best security price or “best execution” available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Crossmark seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, Crossmark considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Funds or Crossmark. In addition, Crossmark may cause a Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction, subject to certain guidelines promulgated by the SEC from time to time. Such higher commission may be paid if Crossmark determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or Crossmark’s overall responsibilities to the particular Fund and to Crossmark’s other clients. Such brokerage and research services must provide lawful and appropriate assistance to Crossmark in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Crossmark makes investment decisions and places portfolio transactions for other advisory accounts including other investment companies. Brokerage and research services furnished by firms through which a Fund effects securities transactions may be used by Crossmark in servicing all of its accounts. Therefore, not all of such services may be used by Crossmark in connection with that Fund. Crossmark has arrangements to receive such services only with respect to accounts for which it exercises brokerage

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discretion. Many of Crossmark’s clients have not granted Crossmark brokerage discretion and, therefore, any services received as a result of paying commissions in excess of the amount another broker might have charged are subsidized by accounts that have granted Crossmark such discretion. Other services received, although not by a specific arrangement, may also be used by Crossmark in providing service to other accounts, including one or more Funds. In the opinion of Crossmark, the benefits from brokerage and research services to each of the accounts (including the Funds) managed by Crossmark cannot be measured separately. Crossmark seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by Crossmark are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

The Funds paid the following commissions during their three most recent fiscal years:

Fund	Commissions Paid(a)	Approximate Percent Paid to Brokers Who Furnished Research Services
Steward Covered Call Income Fund
Year Ended April 30, 2026	$229,020	100%
Year Ended April 30, 2025	$238,462	100%
Year Ended April 30, 2024	$192,321	100%

Steward Equity Market Neutral Fund
Year Ended April 30, 2026	$522,269	100%
Year Ended April 30, 2025	$339,087	100%
Year Ended April 30, 2024	$328,880	100%

Steward Global Equity Income Fund
Year Ended April 30, 2026	$304,583	100%
Year Ended April 30, 2025	$349,531	100%
Year Ended April 30, 2024	$593,462	100%

Steward Large Cap Core Fund
Year Ended April 30, 2026	$159,669	100%
Year Ended April 30, 2025	$90,139	100%
Year Ended April 30, 2024	$81,925	100%

Steward Large Cap Growth Fund
Year Ended April 30, 2026	$156,340	100%
Year Ended April 30, 2025	$90,541	100%
Year Ended April 30, 2024	$40,419	100%

Steward Large Cap Value Fund
Year Ended April 30, 2026	$100,366	100%
Year Ended April 30, 2025	$79,649	100%
Year Ended April 30, 2024	$76,786	100%

Steward Select Bond Fund
Year Ended April 30, 2026(b)	$64,575	100%
Year Ended April 30, 2025	$170,603	100%
Year Ended April 30, 2024	$116,654	100%

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Fund	Commissions Paid(a)	Approximate Percent Paid to Brokers Who Furnished Research Services
Steward Values Enhanced International Fund
Year Ended April 30, 2026	$191,106	100%
Year Ended April 30, 2025(c)	$213,605	100%
Year Ended April 30, 2024	$77,256	100%

Steward Values Enhanced Large Cap Fund
Year Ended April 30, 2026	$19,643	100%
Year Ended April 30, 2025	$26,268	100%
Year Ended April 30, 2024	$12,691	100%

Steward Values Enhanced Small-Mid Cap Fund
Year Ended April 30, 2026	$46,693	100%
Year Ended April 30, 2025	$58,354	100%
Year Ended April 30, 2024	$47,025	100%

(a)	No commissions were paid to affiliated brokers.
(b)	Brokerage commissions paid by the Fund materially decreased during the fiscal year 2026, primarily due to reduced trading activity. During fiscal years 2024 and 2025, the Fund underwent a portfolio restructuring process to achieve a more duration-neutral profile and increase its allocation to U.S. Treasury securities. As a result of these strategic portfolio changes having largely been completed, fewer portfolio transitions and corresponding trades were required during the most recent fiscal year, leading to lower brokerage commission expenses.
(c)

Brokerage commissions paid by the Fund materially increased in fiscal year 2025 due to adjustments in the Fund’s relative allocation between securities of non-U.S. developed market companies and securities of emerging market companies and increased trading in connection with flows.

For the most recent fiscal year, each Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by Crossmark to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.

Fund	Capital Institutional Services, Inc.	Cowen & Company	Northern Trust Securities, Inc.	Susquehanna Financial Group, LLLP	Virtu Financial, Inc.	Wells Fargo Securities, LLC
Steward Covered Call Income Fund
Commissions	N/A	$207,416	N/A	N/A	$21,605	N/A
Transactions	N/A	$36,624,629	N/A	N/A	$124,161,946	N/A

Steward Equity Market Neutral Fund
Commissions	N/A	N/A	$183,678	N/A	N/A	$338,591
Transactions	N/A	N/A	$243,253,335	N/A	N/A	$449,777,919

Steward Global Equity Income Fund
Commissions	N/A	N/A	N/A	$200,119	$104,465	N/A
Transactions	N/A	N/A	N/A	$211,351,510	$48,936,158	N/A

Steward Large Cap Core Fund
Commissions	N/A	N/A	N/A	$99,621	$21,276	$38,772
Transactions	N/A	N/A	N/A	$217,027,574	$62,275,060	$80,450,019

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Fund	Capital Institutional Services, Inc.	Cowen & Company	Northern Trust Securities, Inc.	Susquehanna Financial Group, LLLP	Virtu Financial, Inc.	Wells Fargo Securities, LLC
Steward Large Cap Growth Fund
Commissions	N/A	N/A	N/A	$99,148	$27,843	$29,349
Transactions	N/A	N/A	N/A	$293,138,578	$88,397,441	$101,492,870

Steward Large Cap Value Fund
Commissions	N/A	N/A	N/A	$61,311	$19,956	$19,099
Transactions	N/A	N/A	N/A	$175,439,300	$43,489,511	$40,893,390

Steward Select Bond Fund
Commissions	$64,575	N/A	N/A	N/A	N/A	N/A
Transactions	$57,853,604	N/A	N/A	N/A	N/A	N/A

Steward Values Enhanced International Fund
Commissions	N/A	N/A	N/A	$135,268	$55,837	N/A
Transactions	N/A	N/A	N/A	$276,428,585	$64,559,564	N/A

Steward Values Enhanced Large Cap Fund
Commissions	N/A	N/A	N/A	$16,144	$3,498	N/A
Transactions	N/A	N/A	N/A	$126,909,232	$26,161,285	N/A

Steward Values Enhanced Small-Mid Cap Fund
Commissions	N/A	N/A	N/A	$36,733	$9,960	N/A
Transactions	N/A	N/A	N/A	$93,586,868	$26,063,152	N/A

As of the end of the most recent fiscal year, Steward Equity Market Neutral Fund and Steward Values Enhanced Small-Mid Cap Fund acquired and sold securities of the following regular broker/dealers and at year end owned the amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies as noted in the table below. The other Funds did not hold any securities of their regular brokers or dealers (as such term is defined in the 1940 Act) as of the end of their most recent fiscal year.

Fund	Name of Regular Broker/Dealer of which the Fund Held Securities	Market Value as of April 30, 2026
Steward Equity Market Neutral Fund	Northern Trust Corporation	$964,772.00
Steward Values Enhanced Small-Mid Cap Fund	Virtu Financial, Inc.	$141,481.34

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year by the monthly average value of the portfolio securities owned by the Fund during the past fiscal year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rate for a Fund are generally primarily attributable to market volatility and duration of portfolio investments.

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A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of recognized capital gains or losses for federal income tax purposes with respect to a Fund’s portfolio securities. (See “Federal Income Taxes,” below.)

A Fund’s portfolio securities may be turned over whenever necessary or appropriate in the opinion of portfolio management to seek the achievement of the investment objective of the Fund. The Funds do not intend to invest to obtain control of portfolio companies.

The turnover rate of the Steward Covered Call Income Fund’s portfolio was 86% for the fiscal year ended April 30, 2026 and was 101% for the fiscal year ended April 30, 2025.

The turnover rate of the Steward Equity Market Neutral Fund’s portfolio was 176% for the fiscal year ended April 30, 2026 and was 132% for the fiscal year ended April 30, 2025.

The turnover rate of Steward Global Equity Income Fund’s portfolio was 30% for the fiscal year ended April 30, 2026 and was 37% for the fiscal year ended April 30, 2025.

The turnover rate of the Steward Large Cap Core Fund’s portfolio was 101% for the fiscal year ended April 30, 2026 and was 82% for the fiscal year ended April 30, 2025.

The turnover rate of the Steward Large Cap Growth Fund’s portfolio was 106% for the fiscal year ended April 30, 2026 and was 92% for the fiscal year ended April 30, 2025.

The turnover rate of the Steward Large Cap Value Fund’s portfolio was 107% for the fiscal year ended April 30, 2026 and was 133% for the fiscal year ended April 30, 2025.

The turnover rate of Steward Select Bond Fund’s portfolio was 13% for the fiscal year ended April 30, 2026 and was 32% for the fiscal year ended April 30, 2025.

The turnover rate of Steward Values Enhanced International Fund’s portfolio was 59% for the fiscal year ended April 30, 2026 and was 75% for the fiscal year ended April 30, 2025.

The turnover rate of Steward Values Enhanced Large Cap Fund’s portfolio was 26% for the fiscal year ended April 30, 2026 and was 29% for the fiscal year ended April 30, 2025.

The turnover rate of Steward Values Enhanced Small-Mid Cap Fund’s portfolio was 27% for the fiscal year ended April 30, 2026 and was 36% for the fiscal year ended April 30, 2025.

Code of Ethics

SFI, Crossmark and Crossmark Distributors have adopted a written Code of Ethics under Rule 17j-1 under the 1940 Act. Consistent with requirements of that Rule, the Code of Ethics permits persons subject to the Code of Ethics to invest in securities, including securities that may be purchased by the Funds.

Proxy Voting Policy and Procedures

The Board of SFI has approved the proxy voting policy and procedures of Crossmark as the policy and procedures to be used in voting proxies on securities held by the Funds. A copy of the Crossmark proxy voting policy and procedures is attached as Appendix A to this SAI.

Shareholders may obtain information on how proxies were voted during the most recent 12-month period ended June 30 for Funds in which they hold shares without charge, by calling (toll-free) 1-888-845-6910, on the Fund’s website at www.stewardfunds.com, and on the SEC’s website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price for shares of each class of a Fund is based on the per share net asset value (“NAV”) for that class that is next determined after an investor’s purchase or sale order is received by the Fund, Transfer Agent or authorized dealer, although for Class A and Class C shares it may be adjusted for any applicable sales charge. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced after the close of regular trading on the Exchange, normally 4:15 p.m. Eastern Time. A temporary intraday suspension or disruption of regular trading on the Exchange will not be treated as the close of regular trading for that day if trading resumes and therefore will not impact the time at which a Fund calculates its share price on that day. In the event of an early close of regular trading on the Exchange, such as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading, a Fund will calculate its share price as of the early close on that day. In such event, an order received before the early close will generally be effected at the share price calculated that day and an order received after the early close will be effected at the share

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price next calculated. The Funds do not price their shares on days the Exchange is closed for trading — normally, weekends, national holidays and Good Friday. In addition to days the Exchange is closed for trading, Steward Select Bond Fund does not price its shares on days the bond markets are closed for trading. Such additional days are normally Columbus Day and Veterans Day. NAV of a class reflects the aggregate assets less the liabilities attributable to that class.

Equity securities listed on a domestic exchange are valued at the official closing price or last trade price, or the last bid price if there was no trade that day. Equity securities traded on The NASDAQ Stock Market LLC (“Nasdaq”) use the official closing price, if available, and otherwise, use the last trade price, or the last bid price if there was no trade on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on Nasdaq, are valued at the last trade price. Equity securities listed on a foreign exchange are valued at the official closing price or last trade price, or, if there was no trade that day, the last bid price or the mean of the last bid and asked prices, depending on the exchange. American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs) listed on an exchange are priced at the official closing price or last trade price. Open-end money market mutual funds are valued at NAV per share. Exchange-traded equity options are valued at the (i) settlement price (official closing price) or last trade price, or, (ii) if there was no trade that day, at the mean of the bid and asked prices. These prices will be obtained by the Funds’ accounting agent from an approved pricing source. If no such price can be obtained by the Funds’ accounting agent, the security will be valued at the last trade price unless Crossmark determines an alternative pricing methodology is appropriate.

Domestic fixed income securities, including short-term instruments, are priced at an evaluated bid price provided by an approved pricing source. Foreign fixed income securities are priced at the mean of evaluated bid and asked prices provided by an approved pricing source.

If portfolio investments held by the Funds cannot be valued as set forth above or if a market quotation for a portfolio investment is not readily available, or cannot be determined, or if any market quotation is deemed to be unreliable or inaccurate by Crossmark, the portfolio investment will be priced at its fair value as determined by Crossmark. It cannot be assured that any such fair value determination represents the price at which the particular portfolio investments could be sold during the period in which such fair value prices are used to determine the value of a Fund’s assets. Thus, during periods when one or more of a Fund’s portfolio investments are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

A Fund may invest in non-U.S. securities that trade in a foreign market where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of a Fund’s portfolio investment was so established but before the Fund’s NAV per share is determined that is likely to change materially the value of said portfolio investment and therefore change the Fund’s NAV, the portfolio investment would be valued at its fair value as determined by Crossmark. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

HOW TO BUY AND REDEEM SHARES

Shares of the Funds are sold in a continuous offering and may be purchased on any business day through authorized dealers, including Crossmark Distributors. Certain broker-dealers assist their clients in the purchase of shares from Crossmark Distributors and may charge a fee for this service in addition to the applicable share price for the shares. After each investment, the shareholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

Minimum Investment and Eligibility Requirements

Class A and Class C shares – The minimum initial investment is $1,000 per Fund for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases. Class C shares of Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, Steward Select Bond Fund, Steward Values Enhanced International Fund, Steward Values Enhanced Large Cap Fund and Steward Values Enhanced Small-Mid Cap Fund are not currently available for purchase.

Class R6 shares – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Funds’ distributor. Class R6 shares of Steward Equity Market Neutral Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund and Steward Select Bond Fund are not currently available for purchase.

Institutional Class shares – The minimum initial investment is $100,000 per Fund, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000 per Fund. The minimum subsequent per Fund investment is $1,000.

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No stock certificates representing shares purchased will be issued. The Funds’ management reserves the right to reject any purchase order if, in its opinion, it is in a Fund’s best interest to do so. The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Directors of SFI may invest in Institutional Class shares without regard to the stated minimum investment requirements. Generally, shareholders may require the Funds to redeem their shares by sending a written request, signed by the record owner(s), to Steward Funds, Inc. c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. In addition, certain expedited redemption methods are available.

DIVIDENDS AND DISTRIBUTIONS

Each Fund’s policy is to distribute each year to shareholders substantially all of its investment company taxable income determined without regard to the deduction for dividends paid (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses). Steward Covered Call Income Fund intends to declare and pay any income dividends monthly. For Steward Covered Call Income Fund, such monthly dividends may include short-term capital gains, if any. Steward Global Equity Income Fund and Steward Select Bond Fund intend to declare and pay income dividends quarterly. Steward Equity Market Neutral Fund, Steward Large Cap Core Fund, Steward Large Cap Growth Fund, Steward Large Cap Value Fund, Steward Values Enhanced International Fund, Steward Values Enhanced Large Cap Fund and Steward Values Enhanced Small-Mid Cap Fund intend to declare and pay any income dividends at least annually. All Funds intend to distribute to shareholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses), except that, as noted above, Steward Covered Call Income Fund may pay short-term capital gains, if any, as part of its monthly distribution. All dividends and capital gains distributions are reinvested in shares of the applicable Fund at net asset value without sales commission, except that any shareholder may otherwise instruct the Transfer Agent in writing and receive either type, or both types, of distributions in cash. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per-share net asset value of his or her shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below. You may be able to avoid this by investing shortly after a Fund pays a dividend or distribution.

FEDERAL INCOME TAXES

Set forth below is a general summary of certain U.S. federal income tax consequences of investing in a Fund, including the purchase, ownership, and disposition of Fund shares. This general summary does not address, nor intends to address, all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker dealers) that are subject to special treatment under the U.S. federal income tax laws. This general summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which may change or be subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Further, this general summary assumes that each investor holds his, her or its shares of a Fund as capital assets (within the meaning of the Code) and is limited to investors that are U.S. shareholders, unless otherwise specifically provided herein. Current and prospective investors should consult with their own tax advisers regarding their particular situation before the purchase, ownership, or disposition of Fund shares, and should consult with their own tax advisors with respect to the possible application of U.S. federal, state, local, non-U.S. or other tax laws, and any proposed tax law changes before such purchase, ownership, or disposition of Fund shares.

For purposes of this general summary, a “U.S. shareholder” is a beneficial owner of shares of a Fund that is, for federal income tax purposes, (a) an individual who is a citizen or resident of the United States, (b) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (c) an estate, the income of which is subject to U.S. federal income tax regardless of its source or (d) a trust (i) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as such term is defined under the Code) have the authority to control all of its substantial decisions or (ii) that has in effect a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

For purposes of this general summary, a “non-U.S. shareholder” is a beneficial owner of shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.

If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of a Fund, the federal income tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding shares of a Fund should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of his, her or its Fund shares.

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Each Fund is treated as a separate corporation for U.S. federal income tax purposes under the Code and each Fund intends to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year. As such, each Fund intends to comply with the RIC requirements of the Code regarding the sources of its income, the timing of its distribution, and the diversification of its assets. If each Fund meets all such requirements, each Fund will not be subject to U.S. federal income tax on its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to shareholders in accordance with the timing and other requirements of the Code. If a Fund did not qualify as a RIC in a taxable year, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level first before being subject to further tax at the shareholder level when such income is distributed.

To qualify for treatment as a RIC under Subchapter M of the Code, each Fund generally must, among other things, satisfy the following requirements: (a) derive in each taxable year at least 90% of its annual gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships under the Code; (b) diversify its holdings so that, at the end of each fiscal quarter of each taxable year, (i) at least 50% of the value of its total assets is represented by (1) cash and cash items, (2) U.S. Government securities or securities of other RICs, and (3) other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (1) the securities (other than U.S. Government securities and the securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or (2) in the securities of one or more qualified publicly traded partnerships, and (iii) annually distribute at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and meet several other requirements.

Although, in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in a Fund being subject to state, local, or non-U.S. income, franchise or withholding taxes.

As a RIC, a Fund will not generally be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy such minimum distribution requirement, a Fund must distribute to its shareholders an amount at least equal to the sum of (a) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) determined without regard to the deduction for dividends paid for the taxable year and (b) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund intends under normal business circumstances to declare and distribute substantially all of such income each taxable year.

Each Fund will be subject to a 4% non-deductible federal excise tax at the Fund level on certain undistributed income if it does not generally distribute, or be deemed to have distributed, to its shareholders in each calendar year an amount at least equal to the sum of (a) 98% of its ordinary income for the calendar year (not taking into account any capital gains or losses) plus (b) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 month period generally ending on October 31 of such year, plus (c) all ordinary income and capital gain net income for previous years that were not distributed during such years. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund intends under normal business circumstances to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% non-deductible federal excise tax.

Dividends and other distributions by a Fund are generally treated under the Code as received by (and therefore taxable for U.S. federal income tax purposes to) the U.S. shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year to U.S. shareholders of record during one of those months and actually paid by the Fund during January of the following year will be deemed to have been received by each U.S. shareholder for U.S. federal income tax purposes on December 31 in the year they are declared (and therefore taxable in such year), rather than in the year in which they are actually received.

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SFI is organized as a Maryland corporation and, under current law, the Funds are not liable for any income or franchise tax in the State of Maryland, provided that the Funds qualify as RICs for purposes of Maryland law and do not have any income subject to federal income tax.

Taxation of Certain Fund Investments

Some of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (a) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rates applicable to ordinary income, (b) treat distributions that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (c) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (d) convert long-term capital gains into short-term capital gains or ordinary income, (e) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (f) cause the Fund to recognize income or gain without a corresponding receipt of cash, (g) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (h) adversely alter the characterization of certain complex financial transactions, and (i) produce income that will not be included in the sources of income from which a RIC must derive 90% of its gross income each year.

The Code also contains a so-called “wash sale” rule pursuant to which losses recognized by a Fund from the sale or other disposition of securities, or contracts or options to sell or acquire securities, will not be currently deductible (but instead, must be added to the Fund’s basis in the newly acquired securities) if, within 30 days either before or after the date of such sale or exchange, the Fund acquires or enters into a contract or option to acquire substantially identical securities, or substantially identical contracts or options, respectively. The application of the wash sale rules to a Fund could result in deferred recognition of losses for federal income tax purposes on sales that could increase the Fund’s taxable distributions. Under certain circumstances, the IRS may also assert that the loss recognized upon such sale or other disposition of securities, or contracts or options to sell or acquire securities, will not be currently deductible on the basis that there has been no significant change in economic position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, in order to qualify as a RIC under the Code and to avoid federal income tax and the 4% non-deductible federal excise tax, a Fund must distribute to shareholders, in each taxable year, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund’s investments in REIT equity securities, if any, may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes. In addition, such investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio at time when fundamental investment considerations would not favor such sales. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

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For taxable years beginning after December 31, 2017, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of U.S. shareholders that are individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a U.S. shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the U.S. shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a U.S. shareholder does not satisfy the above holding period requirements, the U.S. shareholder will not be entitled to the 20% deduction for the U.S. shareholder’s share of the Fund’s qualified REIT dividend income while certain direct investors in REITs may be entitled to the deduction.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends, and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities in non-U.S. corporations, or if the Fund is a qualified fund of funds, such Fund will be eligible to elect for U.S. federal income tax purposes to pass through to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the election. If this election is made, a U.S. shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his, her or its pro rata share of such foreign taxes in computing his, her or its taxable income and to use such amount as a credit against his, her or its federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. If a Fund does not satisfy the requirements for passing through to its shareholders their proportionate share of any foreign taxes paid by the Fund, U.S. shareholders will not be required to include such taxes in their gross incomes and will not be entitled to claim a tax deduction or credit for such taxes on their own federal income tax returns.

Distributions

Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or reinvested in shares of the Fund, are generally taxable to a U.S. shareholder for federal income tax purposes either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to U.S. individuals of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income and certain holding period and other requirements are satisfied. (See below and “Dividends, Distributions, and Tax Matters – Federal Income Tax Treatment of Dividends, Distributions, and Redemptions,” in the Prospectus.).

Properly designated distributions of net capital gains, if any, will generally be taxable to U.S. shareholders as long-term capital gains, regardless of how long the U.S. shareholder has held a Fund’s shares, and are not eligible for the dividends-received deduction or qualified dividend income treatment. Long-term capital gains are taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 20%. In addition, certain non-corporate may be subject to an additional 3.8% Medicare tax. (See below.).

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each U.S. shareholder, be treated as a tax-free return of capital to the extent of a U.S. shareholder’s basis in Fund shares, and as a capital gain thereafter. Because a return of capital distribution will reduce the basis of a U.S. shareholder’s Fund shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was paid are sold. U.S. shareholders receiving dividends or distributions in the form of additional Fund shares should generally be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the U.S. shareholders receiving cash dividends or distributions will receive and should generally have a cost basis in the shares received equal to such amount.

Current and potential investors considering buying Fund shares just prior to a dividend or capital gain distribution should be aware that, although the price of Fund shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

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If a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (taking into account any available capital loss carryovers), although there are no plans to do so, the Fund will be subject to a U.S. federal corporate tax (currently at a rate of 21%) on the amount retained. In that event, a Fund may elect to report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount (b) will be entitled to credit their proportionate shares of the federal income tax paid by such Fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refund to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the federal income tax deemed paid by them under clause (b) of the preceding sentence. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the IRS.

In order for some portion of the dividends received by a U.S. shareholder to be qualified dividend income, the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, and the U.S. shareholder must meet the same holding period and other requirements with respect to the U.S. shareholder’s Fund shares. A dividend will not be treated as qualified dividend income (at either the Fund or U.S. shareholder level) (a) if the dividend is received with respect to any share of stock held (or treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to treat the dividend income as investment income for purposes of the limitation on deductibility of investment interest (i.e., under Section 163(d)(4)(B) of the Code), or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company or surrogate foreign corporation that is not treated as a domestic corporation.

In general, dividends paid by a Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the dividends-received deduction generally available to corporations. A dividend received by the Fund will not be treated as a qualifying dividend and therefore will be ineligible for the dividends-received deduction if (a) it has been received with respect to any share of stock that the Fund has held (or is treated as holding) for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, less than 91 days during the 181-day period beginning on the date which is 90 days before the date on which such share becomes ex-dividend with respect to such dividend) or (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced if (a) a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (b) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

Steward Covered Call Income Fund’s use of a covered call strategy could cause distributions that would otherwise qualify for the dividends-received deduction or constitute qualified dividend income to fail to satisfy the applicable holding period requirements.

Disposition of Shares

Upon a redemption or other disposition (such as a sale or exchange) of shares of a Fund, a U.S. shareholder will realize a taxable gain or loss depending upon his, her or its basis in the shares. (For purposes of this section and “Other Taxation” below, exchanges refer to exchanges between different Funds and do not refer to exchanges between different share classes of the same Fund.) A gain or loss will be treated as capital gain or loss if the shares are capital assets in the U.S. shareholder’s hands, and the rate of tax will depend upon the U.S. shareholder’s holding period for the shares. Gain or loss realized on shares held more than one year is generally long-term while gain or loss realized on shares held one year or less is generally short-term. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a U.S. shareholder holds Fund

50

shares for six months or less and during that period receives a distribution taxable to the U.S. shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution. U.S. shareholders may be limited in their ability to utilize capital losses.

Backup Withholding

Each Fund generally will be required to withhold federal income tax at a flat rate of 24% under current law (“backup withholding”) from dividends, capital gains distributions, and redemption proceeds paid to a U.S. shareholder who (a) fails to furnish the Fund with such U.S. shareholder’s correct taxpayer identification number or social security number, (b) is subject to backup withholding by the IRS, (c) when required to do so after notification from the IRS, has failed to certify that he, she or it is not subject to backup withholding, or (d) has not certified that he, she or it is a United States person (including a U.S. resident alien). Certain shareholders are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a U.S. shareholder’s federal income tax liability on such U.S. shareholder’s federal income tax return.

Affordable Care Act

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. shareholders that are individuals, estates and trusts to the extent that such persons’ “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds specified threshold amounts.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that distributions to them may be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable) to the extent derived from investment income and short-term capital gains. Non-U.S. investors considering buying Fund shares just prior to a distribution should be aware that, although the price of Fund shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be subject to U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under an income tax treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or upon the sale or other disposition of Fund shares, unless the non-U.S. shareholder is present in the United States for 183 days or more during the taxable year or the special rules relating to gain attributable to the sale or exchange of U.S. real property interests discussed below apply to the non-U.S. shareholder’s sale of Fund shares. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes a non-U.S. shareholder subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if such person were a U.S. shareholder. Such gain is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in U.S. real property); and (ii) a non-U.S. shareholder owns more than 5% of a Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to such non-U.S. shareholder to the extent derived from gain from the disposition of a USRPI, may also be treated as USRPI gain and therefore subject to U.S. federal income tax, and requiring that a non-U.S. shareholder file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a rate of 30% (or lower treaty rate, if applicable).

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Pursuant to proposed regulations with respect to Sections 1471 through 1474 of the Code (the “Proposed Treasury Regulations”), the Treasury Department has indicated its intent to eliminate the requirements under FACTA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions shares of a RIC). The Treasury Department has indicated that taxpayers generally may rely on the Proposed Treasury Regulations pending their finalization. A Fund may disclose the

51

information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities, or other parties as necessary to comply with FATCA, related intergovernmental agreements, or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

The foregoing is only a general summary of certain material U.S. federal income tax considerations and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers with respect to the particular tax consequences of an investment in a Fund, including under state, local and non-U.S. tax laws. Finally, the foregoing general summary is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes occur often.

OTHER INFORMATION

Custody of Assets. All securities owned by the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in the Funds’ investment portfolios, are held by The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, the independent registered public accounting firm for the Funds, performs annual audits of the Funds’ financial statements.

Legal Counsel. Vedder Price P.C., 222 N. LaSalle St., Chicago, IL 60601, serves as counsel to the Funds and the Independent Directors of the Funds.

APPENDIX A

Crossmark Global Investments, Inc.

Proxy Voting Policy

Adopted 2026.08.10

Background

Crossmark Global Investments, Inc. (Crossmark) serves as investment adviser to separately managed accounts and open-end investment companies (Clients). As part of these services, Crossmark has, in most cases, agreed to or been delegated proxy voting responsibility on such Clients’ behalf (Proxy Clients). Crossmark is required to adopt and implement policies and procedures reasonably designed to ensure proxy voting on behalf of Proxy Clients is conducted in a manner that is in their best interests and addresses how conflicts of interest between Crossmark interests and Proxy Client interests are managed and has adopted the following policies and procedures to comply with this requirement (this Policy).

Active Ownership Committee

It is Crossmark’s policy to seek and to ensure that proxies are voted consistently and in the best interest of the Proxy Client. Crossmark’s Active Ownership Committee (Committee) is responsible for the implementation of the Policy. The responsibilities of the Committee include:

●

Evaluating, selecting, and engaging third-party research and proxy voting agents to monitor, evaluate, provide recommendations with respect to, and vote proxy solicitations received by Crossmark on behalf of Proxy Clients;

●	Resolve potential material conflicts in the course of proxy voting;

●	Meet as needed to review proxy voting audit reports and ensure compliance with the Guidelines (defined below);

●	Review current shareholder initiatives as needed to determine appropriate voting action;

●	Annually review this Policy and the Guidelines (defined below).

Engagement of Institutional Shareholder Services

Crossmark has engaged Institutional Shareholder Services (ISS) to provide proxy research, recommendations, and voting services. ISS provides a password protected website (Proxy Exchange), which is accessible to authorized personnel to download upcoming proxy meeting data, including research reports, of companies held in Proxy Client portfolios. Proxy Exchange can be used to view proposed proxy votes, obtain research for vote recommendations and to enter votes for upcoming meetings for Proxy Client portfolio securities.

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Crossmark will generally follow the ISS United States Proxy Voting Guidelines (the Guidelines) to vote proxies for Proxy Client accounts, so long as such Guidelines are considered to be in the best interests of the Proxy Client, and there are no noted or perceived conflicts of interest. Crossmark’s use of the Guidelines is not intended to constrain consideration of any proxy proposal, and there may be times when Crossmark deviates from the Guidelines, including when required by SEC Rule 12d1-4 agreements between Fund Proxy Clients and certain acquired funds and other regulatory obligations. Crossmark retains final authority and fiduciary responsibility for proxy voting.

In certain circumstances, where Crossmark has determined that it is consistent with Proxy Client best interests, Crossmark may not vote a proxy on behalf of one or more Proxy Clients. Such circumstances include:

●

Limited Value. Proxies will not be required to be voted on securities in a Proxy Client account if the value of the Proxy Client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held in Proxy Client account(s).

●

Securities Lending Program. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, Crossmark will not recall securities on loan in order to vote a proxy. However, where Crossmark determines that a proxy vote, or other shareholder action, is materially important to the Proxy Client’s account, Crossmark will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time to meet voting deadlines.

●

Unjustifiable Costs. In certain circumstances, based on cost-benefit analysis, Crossmark may choose not to vote when the cost of voting on behalf of a Proxy Client would exceed any anticipated benefits of the proxy proposal to such Proxy Client (e.g. foreign securities).

●

International Markets Share Blocking. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. In international markets where share blocking applies, Crossmark typically will not, but reserves the right to, vote proxies due to the liquidity constraints associated with share blocking.

Foreign Securities Held in American Depositary Receipts (ADRs)

In most cases, when securities of foreign issuers are held through ADRs, the holder of the ADR has the right to vote proxies with respect to the underlying securities. In cases where Crossmark has the ability to vote proxies with respect to securities of foreign issuers held through ADRs, Crossmark will follow the same processes described above with respect to voting such proxies, based on the ISS Global Voting Principles and country-specific Proxy Voting Guidelines.

Optional Voting Policies

Crossmark may offer to certain Proxy Clients the ability to select an alternative set of proxy voting guidelines to be utilized with respect to the securities held in their accounts (e.g. the ISS Catholic Faith-Based Proxy Voting Guidelines). Crossmark will only utilize alternative voting guidelines where those alternative guidelines are affirmatively elected by the Proxy Client.

Proxy Officers

Crossmark has appointed Will Sorrell to be the Chief Proxy Officer (Chief Officer) responsible for proxy voting and Biff Miller to be the Secondary Proxy Officer (Secondary Officer) to assist the Chief Officer with their responsibilities. The Secondary Officer may vote on behalf of Chief Officer the routine items as set forth in this document. The Chief Officer’s responsibilities are to do the following:

●

Supervise the proxy voting process, the identification of material conflicts of interest involving Crossmark and the proxy voting process in respect to securities owned by or on behalf of Proxy Clients;

●	Ensure that all proxy ballots available are voted by ISS in a timely manner in accordance with the applicable proxy voting guidelines, as set forth in this Policy;

●	Identify proxies relating to non-routine issues not covered by the applicable guidelines, as set forth in this Policy;

●	Present non-routine issues and/or potential material conflicts to the Committee for evaluation; and

●	Lead Committee in determining when Crossmark may deviate from the applicable guidelines, as set forth in this Policy, and document deviations.

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Proxy Voting

Crossmark may determine voting in accordance with the Guidelines (or other applicable proxy voting guidelines set forth in this Policy) is not in the best interests of Proxy Client. Whenever a conflict of interest arises between ISS and a target company subject to a proxy vote, Crossmark will consider the recommendation of the company and what Crossmark believes to be in the best interests of the Proxy Client and will vote that proxy without using the Guidelines (or other applicable proxy voting guidelines set forth in this Policy). If Crossmark has knowledge of a material conflict of interest between itself and a Proxy Client, Crossmark shall vote the applicable proxy in accordance with the Guidelines (or other applicable proxy voting guidelines set forth in this Policy) to avoid such conflict of interest. If there is a decision to vote against the Guidelines (or other applicable proxy voting guidelines set forth in this Policy), the Committee will document the reason and the Proxy Officer or Secondary Officer will vote accordingly on Proxy Exchange. Additionally, if there is a conflict of interest between a Fund Proxy Client and Crossmark or other fund service providers, Crossmark will vote the proxy based on the Guidelines to avoid such conflict of interest.

If a Proxy Client requests Crossmark to follow specific voting guidelines or additional guidelines, Crossmark shall review the request and follow such guidelines, unless Crossmark determines that it is unable to do so. In such case, Crossmark shall inform the Proxy Client that it is not able to honor the Proxy Client’s request.

Policy Oversight by Crossmark

Crossmark periodically reviews proxy votes to ensure compliance with this Policy.

This Policy, the Guidelines (or other applicable proxy voting guidelines set forth in this Policy), and votes cast for Proxy Clients are available upon request. This Policy is described in Crossmark’s Form ADV, Part 2A.

Shareholders of Fund Proxy Clients can review the Policy and a Fund’s voted proxies (if any) during the most recent 12-month period ended June 30 by accessing EDGAR on the SEC website at www.sec.gov.

Books and Records

Crossmark provides reasonable ongoing oversight of ISS and maintains the following records relating to proxy voting:

1.	A copy of this Policy;

2.	Documents relating to the identification and resolution of conflicts of interest, if any;

3.	Any documents that were material to a proxy voting decision or that memorialized the basis for that decision; and

4.

A copy of each written request from any Proxy Client for information on how Crossmark voted proxies on the Proxy Client’s behalf, and a copy of any written response by Crossmark to any written or oral request for information by a Proxy Client on how Crossmark voted proxies for that Proxy Client’s account.

ISS, on Crossmark’s behalf, maintains the following records relating to proxy voting:

1.	A copy of each proxy form (as voted);

2.	A copy of each proxy solicitation, including proxy statements and related materials with regard to each vote;

3.	Documents relating to the identification and resolution of conflicts of interest it identifies, if any; and

4.	Any documents created by ISS that were material to a proxy voting decision or that memorialized the basis for that decision.

These records are either maintained at Crossmark’s office or are electronically available to Crossmark through access to the ISS Proxy Exchange portal.

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STEWARD FUNDS, INC.

OTHER INFORMATION

(PART C TO REGISTRATION STATEMENT NO. 002-28174)

Item 28.	Exhibits

All exhibits are filed herewith, unless otherwise indicated.

(a)(1) Articles of Amendment and Restatement dated March 3, 2021. (7)

(a)(2) Articles Supplementary dated June 10, 2021. (8)

(a)(3) Articles Supplementary dated August 25, 2021. (8)

(a)(4) Articles of Amendment dated August 25, 2021. (8)

(a)(5) Certificate of Correction dated September 2, 2021. (9)

(a)(6) Articles of Amendment dated October 6, 2021. (10)

(a)(7) Articles Supplementary dated August 22, 2024. (13)

(a)(8) Articles of Amendment dated August 22, 2024. (13)

(a)(9) Articles of Amendment dated July 15, 2025. (15)

(b) Amended and Restated Bylaws dated December 2, 2021. (11)

(c)(1) Instruments defining the rights of shareholders, including the relevant portions of the Articles of Amendment and Restatement dated March 3, 2021 (see Articles V and VII). Referenced in Exhibit (a)(1) to this Item above.

(c)(2) Instruments defining the rights of shareholders, including the relevant portions of the Amended and Restated Bylaws dated December 2, 2021 (see Article 6). Referenced in Exhibit (b) to this Item above.

(d)(1) Investment Advisory Agreement between the Registrant and Crossmark Global Investments, Inc. (4)

(d)(2) Amendment No. 1 to Investment Advisory Agreement between the Registrant and Crossmark Global Investments, Inc. (11)

(e)(1) Amended and Restated General Distribution Agreement between the Registrant and Crossmark Distributors, Inc. (filed herewith)

(e)(2) Dealer and Selling Group Agreement. (10)

(g)(1) Custody Agreement between the Registrant and The Northern Trust Company. (3)

(g)(2) Schedule B, as amended November 15, 2021, to Custody Agreement between the Registrant and the Northern Trust Company. (10)

(h)(1) Amended and Restated Administration Agreement between the Registrant and Crossmark Global Investments, Inc. (12)

(h)(2)(i) Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company. (3)

(h)(2)(ii) Schedule A, as amended November 15, 2021, to Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company. (10)

(h)(2)(iii) Amendment dated April 1, 2024 to Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company (portions omitted). (13)

(h)(3)(i) Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company. (3)

(h)(3)(ii) Schedule A, as amended November 15, 2021, to Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company. (10)

(h)(4) Sub-Accounting Services Plan. (10)

(h)(5) Amended and Restated Class Action and Fair Funds Service Agreement between the Registrant and Crossmark Global Investments, Inc. (6)

(h)(6) Amended and Restated Expense Limitation Agreement between the Registrant and Crossmark Global Investments, Inc. (12)

(h)(7) Fund PFO/Treasurer Agreement between the Registrant and Cottonwood Falls, LLC (d/b/a CWF Fund Officer Services). (15)

(i)(1) Opinion and Consent of Counsel. (2)

(i)(2) Opinion and Consent of Counsel. (10)

(j) Consent of Independent Registered Public Accounting Firm. (filed herewith)

(k) None.

(l) None.

(m) Service and Distribution Plan pursuant to Rule 12b-1. (10)

(n) Plan pursuant to Rule 18f-3. (9)

(o) Reserved.

(p) Combined Code of Ethics of Steward Funds, Inc., Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (filed herewith)

(q) Powers of Attorney for Directors. (14)

(1)	Filed on September 29, 2017 with Post-Effective Amendment No. 107

(2)	Filed on December 13, 2017 with Post-Effective Amendment No. 108

(3)	Filed on June 3, 2019 with Post-Effective Amendment No. 112

(4)	Filed on August 2, 2019 with Post-Effective Amendment No. 113

(5)	Filed on July 1, 2020 with Post-Effective Amendment No. 115

(6)	Filed on August 28, 2020 with Post-Effective Amendment No. 116

(7)	Filed on August 27, 2021 with Post-Effective Amendment No. 120

(8)	Filed on September 1, 2021 with Post-Effective Amendment No. 122

(9)	Filed on October 28, 2021 with Post-Effective Amendment No. 123

(10)	Filed on November 12, 2021 with Post-Effective Amendment No. 124

(11)	Filed on August 26, 2022 with Post-Effective Amendment No. 125

(12)	Filed on August 24, 2023 with Post-Effective Amendment No. 126

(13)	Filed on August 27, 2024 with Post-Effective Amendment No. 127

(14)	Filed on June 27, 2025 with Post-Effective Amendment No. 128
(15)	Filed on August 27, 2025 with Post-Effective Amendment No. 129

Item 29.	Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30.	Indemnification

The Articles of Amendment and Restatement include the following:

“[Article] 7.4 Indemnification. To the maximum extent permitted by the Maryland General Corporation Law and the Investment Company Act, the Corporation, including its successors and assigns, shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to any person who is a current or former director or officer and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity (which shall include, with respect to any such person, any person who, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity). The By-Laws may provide that the Corporation shall indemnify its current and former employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any current or former director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of the Corporation’s charter shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

Subject to any requirements of the Investment Company Act and the Maryland General Corporation Law, the appointment, designation or identification of a director as the chairperson of the Board of Directors, as a member or chairperson of a committee of the Board of Directors, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent director, or any other special appointment, designation or identification of a director, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a director in the absence of the appointment, designation or identification, and no director who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, and subject to any contrary requirements of the Investment Company Act and the Maryland General Corporation Law, no appointment, designation or identification of a director as aforesaid shall affect in any way that director’s rights or entitlement to indemnification.”

To the extent that the Articles of Amendment and Restatement, as amended and supplemented from time to time, Amended and Restated Bylaws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provisions protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his/her duties, or by reason of his/her reckless disregard of his/her duties pursuant to the conduct of his/her office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Section 17(h) and (i) of the Investment Company Act of 1940, as interpreted from time to time by authorized regulatory, judicial or other authorities.

Item 31.	Business and Other Connections of the Investment Adviser

Crossmark Global Investments, Inc. (“Crossmark”) is investment adviser to Steward Funds, Inc. and Crossmark ETF Trust. Crossmark also manages private accounts. For further information see “Directors and Executive Officers” in Part B hereof.

Item 32.	Principal Underwriters

(a) The principal underwriter of the Registrant is Crossmark Distributors, Inc.

(b) Directors and Officers of the Registrant’s Principal Underwriter:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Heather Lindsey	Director, President, Chief Executive Officer	Executive Vice President
Jim A. Coppedge	Director, General Counsel, Chief Compliance Officer, Secretary	Executive Vice President, Chief Compliance Officer, Secretary, Assistant Treasurer
Scott Wynant	Director	N/A
Patricia Mims	Assistant Secretary, Financial and Operations Principal	Assistant Treasurer

*	The principal business address of each person listed in the table is 9753 Katy Fwy, Suite 200, Houston, TX 77024.

Item 33.	Location of Accounts and Records

Crossmark Global Investments, Inc., the investment adviser to the Registrant, 9753 Katy Fwy, Suite 200, Houston, TX 77024 and The Northern Trust Company, the custodian, fund accounting and sub-administration services agent, and transfer agent of the Registrant, 50 South LaSalle Street, Chicago, IL 60603, 333 South Wabash Avenue, Chicago, IL 60604, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 26th day of August, 2026.

STEWARD FUNDS, INC.

By:	/s/ ROBERT C. DOLL, CFA
Robert C. Doll, CFA - President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ ROBERT C. DOLL, CFA	President	August 26, 2026
Robert C. Doll, CFA	(Principal Executive Officer)

/s/ MARK H. BARINEAU*	Director	August 26, 2026
Mark H. Barineau

/s/ KYLE A. DANA*	Director	August 26, 2026
Kyle A. Dana

/s/ MARK OSTERHELD*	Director	August 26, 2026
Mark Osterheld

/s/ ADRIANA R. POSADA*	Director	August 26, 2026
Adriana R. Posada

/s/ RICHARD J. ROSSI*	Independent Board Chair and Director	August 26, 2026
Richard J. Rossi

/s/ SHERI STEWARD MORRIS	Treasurer (Principal Financial Officer)	August 26, 2026
Sheri Steward Morris

*By:	/s/ ROBERT C. DOLL, CFA
Robert C. Doll, CFA, Attorney-In-Fact

EXHIBIT INDEX

(e)(1)	Amended and Restated Amendment to General Distribution Agreement
(j)	Consent of Independent Registered Public Accounting Firm.
(p)	Combined Code of Ethics of Steward Funds, Inc., Crossmark Global Investments, Inc. and Crossmark Distributors, Inc.

EXHIBIT INDEX FOR INTERACTIVE DATA FILES

EX-101. INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document